UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08228

The Timothy Plan

(Exact name of registrant as specified in charter)

1055 Maitland Center Commons, Maitland, FL 32751

(Address of principal executive offices) (Zip code)

Art Ally, The Timothy Plan

1055 Maitland Center Commons, Maitland, FL 32751

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-846-7526

Date of fiscal year end: 9/30

Date of reporting period: 9/30/12

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s audited annual financial reports transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 are as follows:

ANNUAL REPORT

September 30, 2012

TIMOTHY PLAN FAMILY OF FUNDS

Letter from the President

September 30, 2012

Arthur D. Ally

Dear Shareholder,

As you review the details on the following pages, you should be pleased to see that all of our funds turned in, in our opinion, anywhere from respectable to good performance for the twelve months of our past fiscal year (10-1-11 thru 9-30-12). Of course, as you probably know, past performance does not guarantee future results.

However as I reported last year, although we cannot guarantee any actual outcome, I am confident of a couple of things:

•

If the November, 2012 elections result in replacing a number of liberal members of Congress (as well as the current Administration) with common sense conservatives, the capital markets could react very favorably, and

•

All of our sub-advisors remain, in our opinion, among the best in the industry and they each continue to honor our overall policy that they manage their respective Funds both in accordance with our screening restrictions and with a conservative bias.

You will find each of our sub-advisors’ annual review letters along with their economic outlook in the pages that follow.

Finally, I would once again like to thank you for your moral convictions that led you to becoming part of the Timothy Plan Family.

Yours in Christ,

ARTHUR D. ALLY,

President

Timothy Plan Fund Performance

[2]

Letter from the Manager

September 30, 2012

Aggressive Growth Fund

We are pleased to report that the Fund advanced 27.47% over the last 12 months ended September 30, 2012. This is a 0.77% percentage-point outperformance against our benchmark, the Russell Mid-Cap Growth index, which rose 26.7% over the same period.

The market had strong advances in 3 of the last 4 quarters, only pausing to take a breather in the second quarter of this year. We have rarely witnessed a time when the old adage of the market “climbing a wall of worry” has been more apt. The litany of concerns during the last year has included: the European Sovereign Debt crisis, China (and much of the world’s) slowing growth, the looming U.S. “fiscal cliff,” consumer de-leveraging and unprecedented government balance-sheet expansion, and a tightly-contested upcoming presidential election. The market has taken a “glass-half-full” view, and focused on the positives - central bankers’ massive amounts of easing, ongoing healthy corporate profits, a nascent recovery in housing, and the relative attractiveness of stocks given extremely-low bond yields.

After such a powerful rally - and with many issues yet to be resolved - we are keeping our guard up. We have recently had our cash balances a little higher than average, and we are being cautious with our stock selection. We think that earnings growth is going to slow and that negative surprises will be more commonplace, hence, with our portfolio holdings we are focusing as much on the sustainability of earnings as with the absolute level of earnings growth.

CHARTWELL INVESTMENT PARTNERS, L.P.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Class A shares performance quoted excludes sales charge.

Timothy Plan Fund Performance

[3]

Fund Performance | Aggressive Growth

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Aggressive Growth Fund - Class A (With Sales Charge)	20.71%	-1.26%	7.17%
Russell Mid-Cap Growth Index	26.69%	2.54%	11.11%
Timothy Aggressive Growth Fund - Class C *	27.08%	-0.86%	3.49%	(a)
Russell Mid-Cap Growth Index	26.69%	2.54%	6.91%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan Aggressive Growth Fund vs. Russell Mid-Cap Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell Mid-Cap Growth Index on September 30, 2002 and held through September 30, 2012. The Russell Mid-Cap Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[4]

Letter from the Manager

September 30, 2012

International Fund

Central bankers around the world put on their full armor and deployed their bazookas with the Federal Reserve and the European Central Bank (ECB) leading the way. Bankers’ unprecedented use of unconventional monetary policies hit on all cylinders as the ECB’s Mario Draghi announced plans for unlimited buying of sovereign debt with yet another program, this time called the Outright Monetary Transactions (OMT) on top of the successful bank lending program named the LTRO earlier in the year. The Fed’s Ben Bernanke was not to be outdone as he announced open-ended buying of mortgage-backed securities to the tune of up to $40bn per month going forward.

These liquidity measures flooding the markets translate to very low interest rates for borrowers of all kinds, including corporations. The all-out assault from the ECB on speculative attacks on the euro and Eurozone sovereign markets seemed to soothe equity markets in Europe. With low valuations in the Eurozone, the ECB’s aggressive stance to protect the monetary union sent equity markets there surging in the third quarter of 2012, translating into significant gains for European equity markets. Although economic figures showed some signs of hope in the US housing market, most other global economic measures appear to show continued weakness across Europe, Japan, and even the emerging economies. Such uncertainty led to bouts of “risk on” and “risk off” markets during the year. In spite of such volatility and rotations in sector leadership, the Fund performed well relative to the MSCI EAFE benchmark for the year.

Strong stock selection in eight of the ten sectors helped the Fund outperform its benchmark. The best returns for the Fund relative to the benchmark came from the Telecom Services, Materials, and Financials sectors from a stock selection standpoint. In Telecoms, the Fund’s holdings in Philippines telcos proved the right strategy as they performed well for the period. In Materials, an overweight to agro-chemicals benefited the Fund as strong agricultural markets led to strong demand for fertilizers and specialty chemicals. For the Financials sector, even though the Fund was underweight the sector, which hurt performance, this was more than compensated by very good stock selection, in particular holdings in Singapore and Hong Kong. The Fund maintains an underweight to Japan as we find better opportunities in the emerging markets and Canada which have proven to be the right strategy given Japan’s poor performance during this period.

The portfolio’s defensive posture throughout the year, with higher than average cash levels, was the biggest drag on performance. In spite of this, the Fund performed well. We have reduced the cash to more normal levels and will continue to take advantage of volatile markets to invest in solid companies from around the world at a time that international equity valuations remain at attractive levels. The Financials sector along with Japan and the eurozone remain the largest underweights in the Fund while the largest overweights at the start of the new fiscal year are in telecom services, energy, Canada, and the emerging markets.

EAGLE GLOBAL ADVISORS

Timothy Plan Fund Performance

[5]

Fund Performance | International

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception (a)
Timothy International Fund - Class A (With Sales Charge)	9.38%	-7.52%	-5.36%
MSCI EAFE Index	10.01%	-8.07%	-7.00%
Timothy International Fund - Class C *	14.88%	-7.15%	-5.10%
MSCI EAFE Index	10.01%	-8.07%	-7.00%

(a)	For the period May 3, 2007 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan International Fund vs. MSCI EAFE Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the MSCI EAFE Index on May 3, 2007 and held through September 30, 2012. The MSCI EAFE Index is a widely recognized unmanaged index of equity prices and is representative of equity market performance of developed countries, excluding the U.S. and Canada. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[6]

Letter from the Manager

September 30, 2012

Large/Mid Cap Growth Fund

We are pleased to report that the Fund advanced 26.61% over the last 12 months ending September 30, 2012, essentially matching the return of the benchmark, the Russell 1000 Growth Index, which rose 29.1% over the same period.

The market had strong advances in 3 of the last 4 quarters, only pausing to take a breather in the second quarter of this year. We have rarely witnessed a time when the old adage of the market “climbing a wall of worry” has been more apt. The litany of concerns during the last year has included: the European Sovereign Debt crisis, China (and much of the world’s) slowing growth, the looming U.S. “fiscal cliff,” consumer de-leveraging and unprecedented government balance-sheet expansion, and a tightly-contested upcoming presidential election. The market has taken a “glass-half-full” view, and focused on the positives - central bankers’ massive amounts of easing, ongoing healthy corporate profits, a nascent recovery in housing, and the relative attractiveness of stocks given extremely-low bond yields.

After such a powerful rally - and with many issues yet to be resolved - we are keeping our guard up. We have recently had our cash balances a little higher than average, and we are being cautious with our stock selection. We think that earnings growth is going to slow and that negative surprises will be more commonplace, hence, with our portfolio holdings we are focusing as much on the sustainability of earnings as with the absolute level of earnings growth.

CHARTWELL INVESTMENT PARTNERS, L.P.

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Class A shares performance quoted excludes sales charge.

Timothy Plan Fund Performance

[7]

Fund Performance | Large/Mid Cap Growth

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Growth Fund - Class A (With Sales Charge)	19.69%	-0.31%	5.16%
Russell 1000 Growth Index	29.19%	3.24%	8.41%
Timothy Large/Mid Cap Growth Fund - Class C *	25.47%	0.07%	2.63%	(a)
Russell 1000 Growth Index	29.19%	3.24%	5.38%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Growth Fund vs. Russell 1000 Growth Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 1000 Growth Index on September 30, 2002 and held through September 30, 2012. The Russell 1000 Growth Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[8]

Letter from the Manager

September 30, 2012

Small Cap Value Fund

We are pleased to provide you with our report for the Timothy Plan Small Cap Value Fund for the twelve months ending September 30, 2012 and would like to thank you for entrusting your assets with us.

The past twelve months equity markets, while withstanding some volatility, generally moved higher. Stocks moved higher in 4th quarter 2011 and into the 1st quarter of 2012 on what appeared to be strengthening economic data and optimism surrounding the Europea n debt crisis. Investor sentiment turned negative by the second quarter as we saw renewed concerns over the European crisis and a slowdown in both the U.S. and Chinese economies. Third quarter markets turned higher again on hopes the U.S. and Europe would engineer more stimulus to help their respective economies. During such periods, it can be difficult for active managers who employ bottom-up, fundamental research to generate high levels of alpha. Investors have sought out economically-sensitive and global firms during much of the fiscal year, while the safe-haven, high-yielding securities led the market during times of uncertainty, such as in the 2nd quarter. We have historically outperformed for many years following an economic recovery, and even though the recovery has taken longer due to the depth of the financial crisis, we are pleased that our small-cap strategy has performed well. As we take on the next fiscal year, we will, as long-term investors, remain disciplined, keep emotions in check and be opportunistic.

For the twelve months ending September 30, 2012, the Timothy Plan Small Cap Value Fund produced a return of 36.23%, while the Russell 2000 Index produced a return of 31.18%. Smaller market capitalization company stocks, which tend to have revenues that are more sensitive to the business cycle, outperformed the broad U.S. market. Security selection was the primary driver of relative outperformance and centered in the Consumer Discretionary, Energy, Producer Durables and REITs (Real Estate Investment Trusts) sectors. Optimism about the economy aided the performance of economically-sensitive companies. Specifically, Saia and EnerSys surged along with an improvement in investor sentiment and confidence in the U.S. economy. North American heavy truck demand rose and also boosted SAIA based on its ability to achieve pricing power and control operating costs, which allows for greater operating leverage. An increase in water heater sales in China boosted earnings and made for a positive 2013 outlook for A.O. Smith Corp. Kodiak Oil & Gas announced an equity offering to accelerate their drilling programs and investors bid up the name due to continued confidence in their operations. Last, Chemical Financial performed very well. Holdings in Financial Services performed well as banks rallied on the positive results from the U.S. “stress test” and the stabilization of the U.S. housing market.

Security selection in Health Care coupled with an underweight in both Consumer Discretionary and Health Care detracted from performance. Consumer Discretionary and Health Care index sectors outperformed the market and our holdings failed to keep pace. In Energy, holdings related to natural gas and coal detracted from performance including Basic Energy Services, which provides ancillary services to natural gas companies. Basic Energy Services also experienced slower oil service activity and declined on pricing pressures among their varying lines of business. Gastar Exploration reported weak earnings and lower production guidance for the rest of the year. Also a drag on relative performance was Layne Christensen, which reported disappointing margins and a foreign corruption investigation, while Tellabs lowered forward guidance and reported slower revenue growth than previously expected. Last, in Financial Services, Knight Capital experienced a bug in the new trading software that erroneously unleashed orders for millions of shares onto U.S. exchanges. With investors worried about their survival, the stock was sold.

WESTWOOD MANAGEMENT CORPORATION

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Class A shares performance quoted excludes sales charge.

Timothy Plan Fund Performance

[9]

Fund Performance | Small Cap Value

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Small Cap Value Fund - Class A (With Sales Charge)	28.73%	0.17%	7.47%
Russell 2000 Index	31.18%	2.96%	10.55%
Timothy Small Cap Value Fund - Class C *	35.08%	0.55%	3.88%	(a)
Russell 2000 Index	31.18%	2.96%	5.75%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan Small Cap Value Fund vs. Russell 2000 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Russell 2000 Index on September 30, 2002 and held through September 30, 2012. The Russell 2000 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[10]

Letter from the Manager

September 30, 2012

Large/Mid Cap Value Fund

We are pleased to provide you with our report for the Timothy Plan Large/Mid Cap Value Fund for the twelve months ending September 30, 2012 and would like to thank you for entrusting your assets with us.

The past twelve months equity markets, while withstanding some volatility, generally moved higher. Stocks moved higher in 4th quarter 2011 and into the 1st quarter of 2012 on what appeared to be strengthening economic data and optimism surrounding the European debt crisis. Investor sentiment turned negative by the second quarter as we saw renewed concerns over the European crisis and a slowdown in both the U.S. and Chinese economies. Third quarter markets turned higher again on hopes the U.S. and Europe would engineer more stimulus to help their respective economies. During such periods, it can be difficult for active managers who employ bottom-up, fundamental research to generate high levels of alpha. Investors have sought out economically-sensitive and global firms during much of the fiscal year, while the safe-haven, high-yielding securities led the market during times of uncertainty, such as in the 2nd quarter. We have historically outperformed for many years following an economic recovery, but this recovery has taken longer due to the depth of the financial crisis. Fundamental analysis has worked during earnings season and when Euro fears are not driving sentiment. Looking ahead, volatility is likely to remain high given the U.S. election, U.S. fiscal cliff and global growth slowdown. However, we are confident that our positioning in high-quality companies with under-appreciated earnings growth potential should fare well in this environment.

For the twelve months ending September 30, 2012, the Timothy Plan Large/Mid Cap Value Fund produced a return of 25.39%, while the S&P 500 Index produced a return of 30.2%. Security selection in Energy, Producer Durables and Material & Processing aided relative performance. The Financial Services sector has been a consistent outperformer and our overweight in this sector also benefited the Fund. Many of the Fund’s top performers were in sectors levered to economic growth. Optimism about the global economy aided the performance of pro-cyclical, global companies, such as Energy holding National Oilwell Varco, Materials & Processing holding Sherwin-Williams and Producer Durables’ holdings Flowserve and Union Pacific. Additionally, company-specific news benefitted selected holdings such as Union Pacific, which was bid up as the company reported continued strong execution, including rising revenues and pricing. In Financial Services, INVESCO and other asset managers held in the portfolio rose with the market.

Security selection in Consumer Discretionary, Technology and Utilities was the largest detractor to relative performance in the prior twelve months. Technology and Consumer Discretionary index sectors outperformed the market and our holdings failed to keep pace. Technology’s Western Digital and Consumer Discretionary’s Lear Corp. suffered from concerns surrounding economic weakness as well as a decline in European auto sales, respectively. In Producer Durables, Xylem declined as its water infrastructure business could suffer slowdowns as the domestic economy remains slow. Goodrich lagged as commercial sales disappointed and last, FirstEnergy pulled back forward guidance based on new regulations and power auctions that could impact 2013 earnings.

WESTWOOD MANAGEMENT CORPORATION

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Class A shares performance quoted excludes sales charge.

Timothy Plan Fund Performance

[11]

Fund Performance | Large/Mid Cap Value

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Large/Mid Cap Value Fund - Class A (With Sales Charge)	18.48%	-1.28%	8.55%
S&P 500 Index	30.20%	1.05%	8.01%
Timothy Large/Mid Cap Value Fund - Class C *	24.41%	-0.91%	6.14%	(a)
S&P 500 Index	30.20%	1.05%	8.01%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan Large/Mid Cap Value Fund vs. S&P 500 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the S&P 500 Index on September 30, 2002 and held through September 30, 2012. The S&P 500 Index is a widely recognized, unmanaged index of common stock prices. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[12]

Letter from the Manager

September 30, 2012

Fixed Income Fund

Over the past 12-months, Central banks globally continued their response to weak economic news with more “balance sheet expansion” policies in hopes of promoting stronger economic growth. In the U.S., concern over the unemployment rate and potential downside risks to growth prompted the Federal Open Market Committee (FOMC) to institute yet another much anticipated round of Quantitative Easing (QE3). Unlike the first two rounds of QE, this program is open-ended and will further expand the Federal Reserve’s unprecedented $2.9 trillion balance sheet. Policy makers have committed to maintaining low interest rates for an extended period with little concern over potential ramifications.

The FOMC’s “all-in” action is the latest attempt to stimulate economic activity by increasing home sales, creating mortgage refinancing opportunities for homeowners, and inciting a “wealth effect” by reflating risk assets. There is no doubt the monetary actions implemented since the financial crisis began have muted the negative effects of consumer and corporate deleveraging. Evidence also confirms a firming in economic activity that includes better retail sales, auto sales, consumer confidence and stronger consumer spending. There is even encouraging news in the housing sector, as both sales and prices have enjoyed a recent rise, while foreclosures are reported to be “normalizing”. The question is whether extraordinary monetary policy measures alone can create lasting economic growth.

The unemployment rate has remained stubbornly above 8% over the past eleven months having finally moved to 7.8% in September 2012. However, the broader measure of labor that includes people involuntarily working part-time is at 14.7%, illustrating the economic malaise that remains. We would argue the effectiveness of the Fed’s policy tools needs an appropriate fiscal stimulus policy as well to be effective. A responsible resolution for the “Fiscal cliff” issues, including the U.S. government debt ceiling limit and a reasonable long term tax policy, is needed for business leaders. Their confidence level remains low with recent data indicating it is the lowest since 2009, coincidently the end of the last recession. In this environment the market has experienced declining interest rates, with the Treasury 10-Year bond yield falling from 1.92% on September 30, 2011 to 1.63% on September 30, 2012.

With all the uncertainty, the portfolio was managed in a cautious strategy resulting in the Timothy Fixed Income Fund A shares generating a total return of 3.73% over the twelve months ended September 30, 2012, as compared to a 5.16% return for the Barclays Aggregate index benchmark. The portfolio’s above market allocation to investment grade credit benefited performance as corporate bond yield spreads narrowed to Treasury rates. A defensive allocation to Treasury Inflation Protected Securities (TIPS) also aided fund performance as Barclays reported this sector was up 9.1%. However, offsetting these positions was an underweight in bank issues, which was the best performing industry, up 14.2% according to Barclays indices.

We continue to position the portfolio conservatively for the uncertainty of the current market environment. Investment grade corporate bonds are over-weighted to add yield, and our position in TIPS remains near 5%. The portfolio’s Mortgage Backed Securities are in GNMA issues that have a full faith and credit guarantee of the U.S. Treasury and provide an attractive yield.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Class A shares performance quoted excludes sales charge.

Timothy Plan Fund Performance

[13]

Fund Performance | Fixed Income

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Fixed Income Fund - Class A (With Sales Charge)	-0.98%	4.25%	3.96%
Barclays Capital U.S. Aggregate Bond Index	5.16%	6.53%	5.32%
Timothy Fixed Income Fund - Class C *	2.88%	4.44%	3.37%	(a)
Barclays Capital U.S. Aggregate Bond Index	5.16%	6.53%	5.40%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan Fixed Income Fund vs. Barclays Capital U.S. Aggregate Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Aggregate Bond Index on September 30, 2002 and held through September 30, 2012. The Barclays Capital U.S. Aggregate Bond Index is a widely recognized, unmanaged index of bond prices. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[14]

Letter from the Manager

September 30, 2012

High Yield Bond Fund

Continuing evidence of a slowing U.S. economy and a faltering global recovery continued to drive Central Banks globally to enact unprecedented expansionary monetary policies over the past 12 months. In the U.S., concern over the unemployment rate and realization of potential downside risks to growth prompted the Federal Open Market Committee (FOMC) to institute yet another much anticipated round of Quantitative Easing (QE3). Unlike the first two rounds of QE, this program is open-ended and will further expand the Federal Reserve’s unprecedented $2.9 trillion balance sheet. Policy makers have committed to maintaining low interest rates for an extended period with no concern over potential ramifications.

The FOMC’s “all-in” action is the latest attempt to stimulate economic activity by increasing home sales, creating mortgage refinancing opportunities for homeowners, and inciting a “wealth effect” by reflating risk assets. There is no doubt the monetary actions implemented since the financial crisis began have muted the negative effects of consumer and corporate deleveraging. Evidence also confirms a firming in economic activity that includes better retail sales, auto sales, consumer confidence and stronger consumer spending. The extended period of low interest rate policies by the Federal Reserve has created significant demand for income and increased the appetite for risk assets including High Yield (HY) bonds. For the first 9 months in 2012, inflows into HY mutual funds stood at $35.4 billion, setting an all-time record. The investor demand for yield helped drive the Barclays Ba/B High Yield Index yield spread down 238 basis points over the one-year period ended September 2012, leading to a strong total return.

Timothy High Yield Fund A shares returned 15.17% compared to 18.19% for the Barclays Ba/B High Yield Index benchmark for the 12 month period ended September 30, 2012. According to Barclays, the top performing sector in HY was Financials, especially Banks, while the worst performers in 2012 through September were Basic Industry and Energy. The 12 month performance lag for the Fund’s A shares was primarily a result of the 2Q12 return of -0.01%, as cyclical holdings and especially energy were weak performers. A contributing factor to this result was the bond market’s reaction to increased evidence of a global slowdown, especially in China. Also, the portfolio was underweight in the top performing financial sector. However, the portfolio rebounded during 3Q12 as the Fund’s A shares were up 4.94% versus 4.40% for the Barclays Ba/B High Yield Index, as concerns about a global recession faded allowing a recovery in cyclical holdings.

Current credit fundamentals remain supportive of the HY market. For example, Fitch reports HY default rates of only 2.2% which is about half of their long term average rate. The portfolio focuses on the higher rated portion of the HY market and has an overweight in the Utility sector and an underweight in Financials. Security selection for the portfolio focuses on a company’s sources and uses of cash, access to liquidity, debt maturity schedule and sustainable cash flow.

BARROW, HANLEY, MEWHINNEY & STRAUSS

Performance data quoted above is historical. Past performance does not guarantee future results and current performance may be lower or higher than the performance data quoted. Class A shares performance quoted excludes sales charge.

Timothy Plan Fund Performance

[15]

Fund Performance | High Yield Bond

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception (a)
Timothy High Yield Bond Fund - Class A (With Sales Charge)	9.99%	5.41%	4.93%
Barclays Ba/B High Yield Index	18.19%	8.72%	7.97%
Timothy High Yield Bond Fund - Class C *	14.33%	5.56%	5.05%
Barclays Capital U.S. Corporate High Yield Bond Index	18.19%	8.72%	7.97%

(a)	For the period May 7, 2007 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan High Yield Bond Fund vs. Barclays Capital U.S. Corporate High Yield Bond Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Barclays Capital U.S. Corporate High Yield Bond Index on May 7, 2007 and held through September 30, 2012. The Barclays Capital U.S. Corporate High Yield Bond Index is a widely recognized unmanaged index of non-investment grade, fixed rate, taxable corporate bonds. Performance figures include the change in value of the bonds in the index and the reinvestment of interest. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[16]

Letter from the Manager

September 30, 2012

Israel Common Values Fund

The global backdrop of slowing economic growth across the world has affected global trade and henceforth reduced market expectations for GDP growth in Israel. The latest Bloomberg economist’s consensus estimates less than 3% GDP growth for Israel in 2012 then bouncing back above 3% in 2013 after two strong years of greater than 4% growth in 2010 and 2011. Even though growth has slowed somewhat, Israel appears to be weathering the storm much better than its developed market peers. Inflation is under control with most estimates hovering around 2% for both 2012 and 2013.

With the Arab Winter and Spring revolts and Iran’s nuclear ambitions, turmoil in the region hurt equity performance in the beginning of 2012. With the Muslim Brotherhood now in control of Egypt and with outright civil war in Syria, the Israeli equity market was soft for most of the beginning of 2012 before bouncing back strongly after aggressive central bank monetary policies across the world. Valuations remain reasonable and expectations appear modest for corporate results in the coming year.

The Timothy Plan Israel Common Values Fund performed well for the year in absolute terms and relative to the Israel TA-100 index mostly on the back of strong sector allocation in Telecom Services, Financials, and Information Technology and good stock selection in Telecom Services, Energy, and Industrials. Although the Fund benefited from larger than normal cash weightings in its first few months since inception, as the year progressed and markets rallied, cash was a drag to performance. The largest negative effect on the Fund’s performance was not owning enough of the big winners relative to their weight in the index as well as the significant underweight in the Health Care sector as the two largest firms there performed well.

The Fund has shifted to an overweight stance in Financials given better valuations and prospects there while maintaining the overweight to Consumer Staples and Information Technology. The two significant underweights remain Telecom Services where we believe competitive forces keep pressures on earnings in the sector while the large underweight in Health Care will likely remain for the foreseeable future as the two largest Health Care stocks in the index do not pass the Timothy screens. The Fund maintains its focus on directing its efforts in identifying those companies with the best prospects and that champion the entrepreneurial and innovative spirit of Israel.

EAGLE GLOBAL ADVISORS, LLC

Timothy Plan Fund Performance

[17]

Fund Performance | Israel Common Values

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception (a)
Timothy Israel Common Values Fund - Class A (With Sales Charge)	N/A	N/A	-3.78%
Israel TA 100 Index	N/A	N/A	7.46%
Timothy Israel Common Values Fund - Class C *	N/A	N/A	1.00%
Israel TA 100 Index	N/A	N/A	7.46%

(a)	For the period October 12, 2011 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Israel Common Values Fund vs. Israel Tel Aviv 100 Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Israel TA 100 Index on October 12, 2011 and held through September 30, 2012. The Israel Tel Aviv 100 Index is an unmanaged index of equity prices representing the 100 most highly capitalized companies listed on the Tel Aviv Stock Exchange. Performance figures include the change in value of the stocks in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[18]

Letter from the Manager

September 30, 2012

Defensive Strategies Fund

Dear Shareholder,

The Defensive Strategies Fund has been designed and managed to do what its name implies, i.e. hedge against a possible scenario of hyper-inflation which could result from our nation’s leadership’s proven unwillingness to address our core problems of too much spending, too much taxation and too many onerous government regulations. If we elect a real reform government in the November, 2012 elections, we believe many of these problems could be on a path to being solved. We have, therefore, built in the flexibility to either adjust to a possible risk of extreme deflation with the ability to convert our inflation sensitive assets to cash and fixed income securities that should perform well during a deflationary environment or to a more normal, traditional investment strategy. As I stated in last year’s report, although we will do our very best to be successful, we cannot guarantee results in any of these scenarios.

While no one can predict future events, as I stated in my President’s letter, I am confident of a couple of things:

•

If the November, 2012 elections result in replacing a number of liberal members of Congress (as well as the current Administration) with common sense conservatives, the capital markets could react very favorably, and

•

Our sub-advisors (i.e. money management firms that manage the various sleeves of this Fund) are, in our opinion, among the best in the industry and they each continue to honor our overall policy that they manage their respective Fund sleeve both in accordance with our screening restrictions and with a conservative bias.

Finally, I would once again like to thank you for your moral convictions that led you to become part of the Timothy Plan Family.

Yours in Christ,

ARTHUR D. ALLY

Fund Advisor

Timothy Plan Fund Performance

[19]

Fund Performance | Defensive Strategies

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	Average Annual Return Since Inception (a)
Timothy Defensive Strategies Fund - Class A (With Sales Charge)	8.52%	N/A	8.74%
Dow Jones Moderately Conservative U.S. Portfolio Index	19.24%	N/A	11.94%
Timothy Defensive Strategies Fund - Class C *	13.91%	N/A	10.07%
Dow Jones Moderately Conservative U.S. Portfolio Index	19.24%	N/A	11.94%

(a)	For the period November 4, 2009 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan Defensive Strategies Fund vs. Dow Jones Moderately Conservative U.S. Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Moderately Conservative U.S. Portfolio Index on November 4, 2009 and held through September 30, 2012. The Dow Jones Moderately Conservative U.S. Portfolio Index is a widely recognized unmanaged index of stocks, bonds and cash. Performance figures include the change in value of the asset classes in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[20]

Letter from the Manager

September 30, 2012

Strategic Growth Fund

Dear Strategic Growth Fund Shareholder:

The Timothy Plan Strategic Growth Fund is simply an asset allocation fund that invests in a number of Timothy Plan underlying funds. Although the allocation percentages will vary somewhat from time to time as a result of changing economic conditions, the allocation at September 30, 2012 was as follows:

• Large/Mid Cap Growth Fund	(16.45%)	• Small Cap Value Fund	( 6.73%)
• Large/Mid Cap Value Fund	(16.53%)	• Aggressive Growth Fund	(6.25%)
• International Fund	(15.60%)	• High Yield Bond Fund	(12.85%)
• Defensive Strategies Fund	(17.16%)	• Israel Common Values Fund	(5.56%)
• Cash	(2.87%)

I am pleased to report that performance was, in our opinion, quite respectable over the past twelve months and was reasonably comparable to the Fund’s market benchmark - the Dow Jones Global Moderately Aggressive Portfolio Index. As we manage this Fund, we plan to continue to attempt to adjust to (what could be) rapidly changing economic conditions.

We realize that the volatility and uncertainty of the markets over the past twelve months may have been unsettling for many investors; however as a group, although our sub-advisors expect this pattern to continue into 2013, they also expect a somewhat upward bias with respect to performance in our underlying funds.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Sincerely,

ARTHUR D. ALLY,

President

Timothy Plan Fund Performance

[21]

Fund Performance | Strategic Growth

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Strategic Growth Fund - Class A (With Sales Charge)	12.22%	-3.23%	4.92%
Dow Jones Global Moderately Aggressive Portfolio Index	19.63%	1.78%	9.63%
Timothy Strategic Growth Fund - Class C *	18.04%	-2.90%	2.06%	(a)
Dow Jones Global Moderately Aggressive Portfolio Index	19.63%	1.78%	6.46%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan Strategic Growth Fund vs. Dow Jones Global Moderately Aggressive Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderately Aggressive Portfolio Index on September 30, 2002 and held through September 30, 2012. The Dow Jones Global Moderately Aggressive Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[22]

Letter from the Manager

September 30, 2012

Conservative Growth Fund

Dear Conservative Growth Fund Shareholder:

The Timothy Plan Conservative Growth Fund is simply an asset allocation fund that invests in a number of Timothy Plan underlying funds. Although the allocation percentages will vary slightly from time to time as a result of changing economic conditions, the allocation at September 30, 2012 was as follows:

• Large/Mid Cap Growth Fund	(11.67%)	• Small Cap Value Fund	(5.21%)
• Large/Mid Cap Value Fund	(14.22%)	• Aggressive Growth Fund	(2.36%)
• International Fund	(5.42%)	• High Yield Bond Fund	(8.53%)
• Defensive Strategies Fund	(18.09%)	• Fixed Income Fund	(29.27%)
• Israel Common Values Fund	(4.03%)	• Cash	(1.20%)

I am pleased to report that performance was, in our opinion, quite respectable over the past twelve months and reasonably comparable to the Fund’s market benchmark - the Dow Jones Global Moderate Portfolio Index. We plan to continue to manage this Fund conservatively as we attempt to adjust to (what could be) rapidly changing economic conditions.

We realize that the volatility and uncertainty of the markets over the past twelve months may have been unsettling for many investors; however as a group, although our sub-advisors expect this pattern to continue into 2013, they also expect a somewhat upward bias with respect to performance in our underlying Funds.

As you know, no one can guarantee future performance. However, the one thing that I can assure you of is that every one of our sub-advisors is doing their very best and our team here at Timothy is working very hard to provide you an investment with which you can feel comfortable.

Sincerely,

ARTHUR D. ALLY,

President

Timothy Plan Fund Performance

[23]

Fund Performance | Conservative Growth

As of September 30, 2012 - (Unaudited)

Fund/Index	1 Year Total Return	5 Year Average Annual Return	10 Year Average Annual Return
Timothy Conservative Growth Fund - Class A (With Sales Charge)	7.02%	-0.41%	5.12%
Dow Jones Global Moderate Portfolio Index	15.58%	3.02%	8.67%
Timothy Conservative Growth Fund - Class C *	12.50%	0.01%	3.12%	(a)
Dow Jones Global Moderate Portfolio Index	15.58%	3.02%	6.16%	(a)

(a)	For the period February 3, 2004 (commencement of investment in accordance with objective) to September 30, 2012.

*	With Maximum Deferred Sales Charge

Timothy Plan Conservative Growth Fund vs. Dow Jones Global Moderate Portfolio Index

The chart shows the value of a hypothetical initial investment of $10,000 in the Fund’s Class A shares and the Dow Jones Global Moderate Portfolio Index on September 30, 2002 and held through September 30, 2012. The Dow Jones Global Moderate Portfolio Index is a widely recognized index that measures global stocks, bonds and cash which are in turn represented by multiple sub-indexes. Performance figures include the change in value of the investments in the index and the reinvestment of dividends. The index return does not reflect expenses, which have been deducted from the Fund’s return. The returns shown do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. THE FUND’S RETURN REPRESENTS PAST PERFORMANCE AND IS NOT PREDICTIVE OF FUTURE RESULTS.

[24]

Fund Profile

As of September 30, 2012 - (Unaudited)

Aggressive Growth Fund

Top Ten Holdings
(% of Net Assets)
Genesse & Wyoming, Inc.	2.45%
Casey’s General Stores, Inc.	2.05%
FleetCor Technologies, Inc.	2.00%
Dollar General Corp.	1.95%
Ross Stores, Inc.	1.91%
XL Group PLC	1.86%
Sally Beauty Holdings, Inc.	1.78%
Fiserv, Inc.	1.65%
Group 1 Automotive, Inc.	1.55%
American Campus Communities, Inc.	1.52%

18.72%

Top Ten Industries
(% of Net Assets)
Retail	19.10%
Information Technology	13.50%
Financial/Investment Services	8.90%
Healthcare	6.20%
Banks	5.80%
Oil & Natural Gas	5.30%
Transportation	3.70%
Electronics	2.70%
Pharmaceuticals	2.50%
Commercial Services	2.40%
Other Assets Less Liabilities	29.90%

100.00%

International Fund

Top Ten Holdings
(% of Net Assets)
Henkel AG & Co. (ADR)	5.11%
Singapore Telecommunications, Ltd. (ADR)	4.71%
Fresenius Medical Care AG & Co. (ADR)	4.21%
Smith & Nephew PLC (ADR)	3.68%
WM Morrison Supermarkets PLC (ADR)	2.92%
DBS Group Holdings, Ltd. (ADR)	2.92%
Agrium, Inc.	2.80%
Lukoil OAO (ADR)	2.74%
Zurich Insurance Group AG	2.63%
Hitachi, Ltd. (ADR)	2.35%

34.07%

Top Ten Industries
(% of Net Assets)
Chemicals	10.10%
Banks	10.00%
Telecommunications	9.90%
Oil & Natural Gas	8.60%
Healthcare	7.90%
Industrials	5.00%
Minerals & Mining	4.40%
Automotive	4.40%
Consumer Goods	4.30%
Food	3.70%
Other Assets Less Liabilities	31.70%

100.00%

Large/Mid Cap Growth Fund

Top Ten Holdings
(% of Net Assets)
Exxon Mobil Corp.	4.76%
Autozone, Inc.	3.25%
Western Union Co.	2.93%
Occidental Petroleum Corp.	2.81%
McCormick & Co., Inc.	2.71%
Amphenol Corp. - Class A	2.58%
ACE, Ltd.	2.47%
Covidien PLC	2.39%
Thermo Fisher Scientific, Inc.	2.35%
Amerisource Bergen Corp.	2.04%

28.29%

Top Ten Industries
(% of Net Assets)
Retail	12.90%
Oil & Natural Gas	10.20%
Electronics	8.80%
Healthcare	8.80%
Financial/Investment Services	6.40%
Consumer Goods	5.10%
Information Technology	5.00%
Banks	3.90%
Insurance	3.70%
Commercial Services	3.70%
Other Assets Less Liabilities	31.50%

100.00%

[25]

Fund Profile

As of September 30, 2012 - (Unaudited)

(Continued)

Small Cap Value Fund

Top Ten Holdings
(% of Net Assets)
Beacon Roofing Supply, Inc.	2.43%
A.O. Smith Corp.	2.40%
Orthofix International NV	2.32%
J2 Global, Inc.	2.25%
KapStone Paper and Packaging Corp.	2.25%
Moog, Inc.	2.23%
Children’s Place Retail Stores	2.22%
Wolverine World Wide, Inc.	2.21%
AMERISAFE, Inc.	2.21%
NorthWestern Corp.	2.20%

22.72%

Top Ten Industries
(% of Net Assets)
Banks	16.20%
Industrials	8.80%
REITs	8.80%
Insurance	6.40%
Electric Power	5.50%
Oil & Natural Gas	5.30%
Healthcare	4.50%
Computers	4.30%
Electric & Equipment	4.30%
Transportation	4.30%
Other Assets Less Liabilities	31.60%

100.00%

Large/Mid Cap Value Fund

Top Ten Holdings
(% of Net Assets)
Covidien PLC	3.25%
Exxon Mobil Corp.	3.10%
Union Pacific Corp.	2.82%
Flowserve Corp.	2.69%
ACE, Ltd.	2.56%
Invesco, Ltd.	2.53%
Emerson Electric Co.	2.51%
Public Storage, Inc.	2.46%
EQT Corp.	2.40%
Arch Capital Group, Ltd.	2.36%

26.68%

Top Ten Industries
(% of Net Assets)
Oil & Natural Gas	20.00%
Healthcare	12.90%
Insurance	9.00%
Consumer Goods	8.70%
Financial & Investment Services	6.60%
REITs	6.50%
Electric Power	5.90%
Retail	4.60%
Information Technology	4.20%
Industrials	3.70%
Other Assets Less Liabilities	17.90%

100.00%

Fixed Income Fund

Top Ten Holdings
(% of Net Assets)
Federal Farm Credit Bank, 5.125%, 8/25/2016	3.51%
GNMA Pool 4520, 5.00%, 8/20/2039	2.50%
GNMA Pool 4947, 5.00%, 2/20/2041	2.73%
GNMA Pool 701961, 4.50%, 6/15/2039	3.78%
GNMA Pool 783060, 4.00%, 8/15/2040	2.27%
GNMA Pool MA0155, 4.00%, 6/20/2042	4.81%
TIPS, 2.50%, 7/15/2016	2.36%
U.S Treasury Bond, 3.875%, 5/15/2018	2.80%
U.S Treasury Note, 3.125%, 5/15/2021	6.83%
U.S. Treasury Bond, 4.50%, 2/15/2036	4.79%

36.38%

Top Ten Industries
(% of Net Assets)
Corporate Bonds	33.60%
Government Mortgage-Backed Securities	29.50%
Government Notes & Bonds	27.20%
TIPS	4.30%
Other Assets Less Liabilities	5.40%

100.00%

[26]

Fund Profile

As of September 30, 2012 - (Unaudited)

(Continued)

High Yield Bond Fund

Top Ten Holdings
(% of Net Assets)
Genesis Energy LP, 7.875%, 12/15/2018	2.28%
Energy Transfer Equity LP, 7.50%, 10/15/2020	1.63%
LyondellBasell Industries NV, 5.75%, 4/15/2024	1.63%
United Rentals North America, Inc., 9.25%, 12/15/2019	1.61%
Iron Mountain, 7.75%, 10/01/2019	1.61%
Schaeffler Finance BV, 8.50%, 2/15/2019	1.60%
Cloud Peak Energy Resources LLC, 8.50%, 12/15/2019	1.58%
Omnicare, Inc., 7.75%, 6/01/2020	1.58%
Targa Resources Partners LP, 7.875%, 10/15/2018	1.57%
Masco Corp., 5.95%, 3/15/2022	1.56%

16.65%

Top Ten Industries
(% of Net Assets)
Corporate Bonds	95.00%
Other Assets Less Liabilities	5.00%

100.00%

Israel Common Values Fund

Top Ten Holdings
(% of Net Assets)
Mellanox Technologies, Ltd.	4.95%
Noble Energy, Inc.	3.39%
Israel Chemicals, Ltd.	3.31%
Elbit Systems, Ltd.	3.11%
The Israel Chemicals, Ltd.	3.09%
Rami Levi Chain Stores	3.06%
Allot Communications, Ltd.	3.03%
Bank Hapoalim BM	3.03%
Bayside Land Corp., Ltd.	2.99%
Gazit-Globe, Ltd.	2.92%

32.88%

Top Ten Industries
(% of Net Assets)
Real Estate	13.70%
Telecommunications	11.20%
Oil & Natural Gas	8.80%
Banks	7.70%
Software	7.60%
Semiconductors	6.20%
Chemicals	6.00%
Food	5.60%
Healthcare Products	4.30%
Biotechnology	3.80%
Other Assets Less Liabilities	25.10%

100.00%

[27]

Fund Profile

As of September 30, 2012 - (Unaudited)

(Continued)

Defensive Strategies Fund

Top Ten Holdings
(% of Net Assets)
SPDR Gold Shares	6.69%
Exxon Mobil Corp.	3.53%
TIPS, 1.75%, 1/15/2028	3.17%
PowerShares DB Agriculture Fund	3.16%
TIPS, 2.00%, 1/15/2014	3.15%
Potash Corp. of Saskatchewan, Inc.	3.04%
TIPS, 2.125%, 1/15/2019	2.85%
Syngenta AG (ADR)	2.78%
TIPS, 1.625%, 1/15/2015	2.57%
TIPS, 1.125%, 1/15/2021	2.51%

33.45%

Top Ten Industries
(% of Net Assets)
TIPS	26.60%
Exchange Traded Funds	17.10%
REITs	14.80%
Chemicals	12.40%
Oil & Gas	10.00%
Mining	6.30%
Government Mortgage-Backed Securities	2.50%
Oil & Gas Services	0.90%
Iron/Steel	0.70%
Machinery	0.40%
Other Assets Less Liabilities	8.30%

100.00%

Strategic Growth Fund

Top Ten Holdings
(% of Net Assets)
Timothy Plan - Defensive Strategies Fund	17.16%
Timothy Plan - Large/Mid Cap Value Fund	16.53%
Timothy Plan - Large/Mid Cap Growth Fund	16.45%
Timothy Plan - International Fund	15.60%
Timothy Plan - High Yield Bond Fund	12.85%
Timothy Plan - Small Cap Value Fund	6.73%
Timothy Plan - Aggressive Growth Fund	6.25%
Timothy Plan - Israel Common Values Fund	5.56%

97.13%

Top Ten Industries
(% of Net Assets)
Mutual Funds	97.13%
Other Assets Less Liabilities	2.87%

100.00%

Conservative Growth Fund

Top Ten Holdings
(% of Net Assets)
Timothy Plan - Fixed Income Fund	29.27%
Timothy Plan - Defensive Strategies Fund	18.09%
Timothy Plan - Large/Mid Cap Value Fund	14.22%
Timothy Plan - Large/Mid Cap Growth Fund	11.67%
Timothy Plan - High Yield Bond Fund	8.53%
Timothy Plan - International Fund	5.42%
Timothy Plan - Small Cap Value Fund	5.21%
Timothy Plan - Israel Common Values Fund	4.03%
Timothy Plan - Aggressive Growth Fund	2.36%

98.80%

Top Ten Industries
(% of Net Assets)
Mutual Funds	98.80%
Other Assets Less Liabilities	1.20%

100.00%

[28]

Timothy Plan Family of Funds	Aggressive Growth

Schedule of Investments	As of September 30, 2012

Common Stocks – 94.3%		Shares	Fair Value
AEROSPACE/DEFENSE – 0.7%
BE Aerospace, Inc.	*	2,840	$119,564

AUTO REPAIR – 0.7%
Monro Muffler Brake, Inc.		3,520	123,869

APPAREL – 1.7%
Carter’s, Inc.	*	2,300	123,832
Crocs, Inc.	*	2,530	41,011
Oxford Industries, Inc.		2,150	121,367

			286,210

BANKS – 5.8%
CIT Group, Inc.	*	5,675	223,538
Cardinal Financial Corp.		11,905	170,241
Cathay General Bancorp		12,750	220,065
First Horizon National Corp.		5,800	55,854
State Bank Financial Corp.		2,400	39,576
TCF Financial Corp.		5,650	67,461
Zions Bancorp		8,895	183,726

			960,461

BIOTECHNOLOGY – 0.6%
Dynavax Technologies Corp.	*	10,330	49,171
Incyte Corp, Ltd.	*	3,155	56,948

			106,119

CHEMICALS – 1.0%
Ashland, Inc.		2,250	161,100

COMMERCIAL SERVICES – 2.4%
Team, Inc.	*	3,906	124,406
Verisk Analytics, Inc.	*	2,960	140,926
WNS Holdings, Ltd.	*	12,365	126,618

			391,950

CONSUMER GOODS – 0.9%
Brunswick Corp.		6,910	156,373

DISTRIBUTION/WHOLESALE – 1.9%
MWI Veterinary Supply, Inc.	*	570	60,808
Wesco International, Inc.	*	4,360	249,392

			310,200

ELECTRICAL – 1.6%
Hubbell, Inc.		775	62,573
Universal Display Corp.	*	5,700	195,966

			258,539

ELECTRONICS – 2.7%
Amphenol Corp.		2,850	167,808
Trimble Navigation, Ltd.	*	2,830	134,878
Waters Corp.	*	1,675	139,578

			442,264

ENGINEERING & CONSTRUCTION – 0.5%
Dycom Industries, Inc.	*	5,740	82,541

ENTERTAINMENT – 1.4%
Six Flags Entertainment Corp.		3,895	229,026

Common Stocks (Continued)		Shares	Fair Value
FINANCIAL/INVESTMENT SERVICES – 8.9%
Affiliated Managers Group, Inc.	*	1,440	$177,120
Cardtronics, Inc.	*	3,570	106,315
Discover Financial Services		3,769	149,742
FleetCor Technologies, Inc.	*	7,426	332,685
IntercontinentalExchange, Inc.	*	715	95,388
KBW, Inc.		3,625	59,704
Ocwen Financial Corp.	*	7,225	198,037
Validus Holdings, Ltd.		1,225	41,540
XL Group PLC		12,870	309,266

			1,469,797

FOOD – 1.5%
Hain Celestial Group, Inc.	*	1,900	119,700
McCormick & Co., Inc.		2,175	134,937

			254,637

HEALTHCARE – 6.2%
Cepheid, Inc.	*	475	16,392
Cyberonics, Inc.	*	1,995	104,578
Insulet Corp.	*	1,710	36,902
Intuitive Surgical, Inc.	*	155	76,823
IPC The Hospitalist Co.	*	1,880	85,916
NuVasive, Inc.	*	3,725	85,340
NxStage Medical, Inc.	*	3,045	40,224
Sirona Dental Systems, Inc.	*	1,552	88,402
Thoratec Corp.	*	2,650	91,690
Tornier NV	*	6,200	117,490
Trinity Biotech PLC		1,800	22,626
Volcano Corp.	*	5,950	169,991
WellCare Health Plans, Inc.	*	1,640	92,742

			1,029,116

HOME BUILDERS – 1.2%
D R Horton, Inc.		9,660	199,382

HOUSEHOLD PRODUCTS – 0.5%
Tumi Holdings, Inc.	*	3,475	81,802

INDUSTRIALS/MACHINERY – 2.3%
Clean Harbors, Inc.	*	1,815	88,663
Rush Enterprises, Inc. – Class A	*	8,100	156,006
United Rentals, Inc.	*	1,935	63,294
Waste Connections, Inc.		2,360	71,390

			379,353

INFORMATION TECHNOLOGY – 13.5%
Active Network, Inc.	*	10,265	128,620
Aspen Technology, Inc.	*	7,690	198,710
Citrix Systems, Inc.	*	1,200	91,884
Cognizant Technology Solutions Corp. – Class A	*	2,285	159,767
F5 Networks, Inc.	*	1,150	120,405
Fair Isaac Corp.		3,515	155,574
Fiserv, Inc.	*	3,695	273,541
Fortinet, Inc.	*	2,160	52,142
Informatica Corp.	*	2,925	101,819
Interactive Intelligence Group	*	1,910	57,395

[29]	(continued)

Timothy Plan Family of Funds	Aggressive Growth (Continued)

Schedule of Investments	As of September 30, 2012

Common Stocks (Continued)		Shares	Fair Value
INFORMATION TECHNOLOGY (continued)
Manhattan Associates, Inc.	*	2,740	$156,920
MedAssets, Inc.	*	7,275	129,495
Parametric Technology Corp.	*	6,175	134,615
QLIK Technologies, Inc.	*	3,600	80,676
Super Micro Computer, Inc.	*	3,950	47,519
Syntel, Inc.		1,110	69,275
Teradata Corp.	*	1,935	145,918
Tibco Software, Inc.	*	4,285	129,536

			2,233,811

METAL FABRICATE HARDWARE – 0.4%
RBC Bearing, Inc.	*	1,480	71,188

MISCELLANEOUS MANUFACTURING – 2.3%
Hexcel Corp.	*	5,830	140,037
Trimas Corp.	*	10,285	247,971

			388,008

MISCELLANEOUS SERVICES – 1.1%
HFF, Inc. – Class A	*	12,600	187,740

OIL & NATURAL GAS – 5.3%
Approach Resources, Inc.	*	3,925	118,260
Cabot Oil & Gas Corp.		2,640	118,536
Concho Resources, Inc.	*	1,450	137,387
Gulfport Energy Corp.	*	1,775	55,487
Kodiak Oil & Gas Corp.	*	11,130	104,177
Oil States International	*	1,545	122,766
Rex Energy Corp.	*	10,949	146,169
Thermon Group Holdings, Inc.	*	3,125	78,094

			880,876

PHARMACEUTICALS – 2.5%
Akorn, Inc.	*	9,705	128,300
Catamaran Corp.	*	753	73,771
Impax Laboratories, Inc.	*	5,480	142,261
Mead Johnson Nutrition Co.		1,000	73,280

			417,612

RETAIL – 19.1%
Autozone, Inc.	*	545	201,470
Bloomin’ Brands, Inc.	*	14,230	234,083
Casey’s General Stores, Inc.		5,950	339,983
Cheesecake Factory, Inc.		2,465	88,124
Chico’s FAS, Inc.		4,950	89,645
Dick’s Sporting Goods, Inc.		3,295	170,846
Dollar General Corp.	*	6,285	323,929
Domino’s Pizza, Inc.		2,550	96,135
Genesco, Inc.	*	1,410	94,089
Group 1 Automotive, Inc.		4,280	257,784
Hibbett Sports, Inc.	*	1,855	110,280

Common Stocks (Continued)		Shares	Fair Value
RETAIL (continued)
Krispy Kreme Doughnuts, Inc.	*	22,425	$177,830
Lululemon Athletica, Inc.	*	900	66,546
Panera Bread Co.	*	495	84,591
Pier 1 Imports, Inc.		7,070	132,492
Ross Stores, Inc.		4,900	316,540
Sally Beauty Holdings, Inc.	*	11,815	296,438
Texas Roadhouse, Inc.		4,950	84,645

			3,165,450

SEMICONDUCTORS – 2.3%
Avago Technologies, Ltd.		2,725	95,007
Cavium, Inc.	*	2,025	67,493
Ultratech, Inc.	*	5,610	176,042
Volterra Semiconductor Corp.	*	2,290	50,082

			388,624

TELECOMMUNICATIONS – 1.6%
Aruba Networks, Inc.	*	3,125	70,266
Finisar Corp.	*	3,970	56,771
NETGEAR, Inc.	*	3,465	132,155

			259,192

TRANSPORTATION – 3.7%
Genesse & Wyoming, Inc. – Class A	*	6,085	406,843
Old Dominion Freight Line, Inc.	*	7,040	212,326

			619,169

Total Common Stocks (Cost $14,180,732)			$15,653,973

REITs – 2.1%		Shares	Fair Value
American Campus Communities, Inc.		5,750	$252,310
Tanger Factory Outlet Centers		3,075	99,415

(Cost $366,326)			$351,725

Money Market Fund – 1.1%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $177,764)	(A)	177,764	$177,764

Total Investments (Cost $14,724,822) – 97.5%	(B)		$16,183,462
Assets in Excess of Other Liabilities – 2.5%			415,319

Net Assets – 100.00%			$16,598,781

[30]	(continued)

Timothy Plan Family of Funds	Aggressive Growth (Continued)

Schedule of Investments	As of September 30, 2012

*	Non-income producing securities.
(REIT)	Real Estate Investment Trust.
(A)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $14,803,931 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,643,324
Unrealized depreciation	(263,793)

Net unrealized appreciation	$1,379,531

The accompanying notes are an integral part of these financial statements.

[31]

Timothy Plan Family of Funds	International

Schedule of Investments	As of September 30, 2012

Common Stocks – 94.7%		Shares	Fair Value
AEROSPACE/DEFENSE – 2.0%
BAE Systems PLC (ADR)		30,000	$629,100

AIRLINES – 1.6%
Copa Holdings SA		6,100	495,747

AUTOMOTIVE – 4.4%
Fiat SpA (ADR)	*	51,000	274,380
Magna International, Inc.		11,800	510,468
Valeo SA (ADR)		26,000	600,080

			1,384,928

BANKS – 10.0%
Banco Bilbao Vizcaya Argentaria SA		20,000	155,000
Banco Bradesco SA (ADR)		11,100	178,377
Bank Hapoalim BM (ADR)	*	16,000	284,000
BOC Hong Kong Holdings, Ltd. (ADR)		9,500	600,400
DBS Group Holdings, Ltd. (ADR)		19,639	916,159
Sberbank of Russia (ADR)		57,000	664,050
Swedbank AB (ADR)		18,300	343,674

			3,141,660

BUILDING & CONSTRUCTION – 1.4%
Vinci SA (ADR)		40,000	422,800

CHEMICALS – 10.1%
Agrium, Inc.		8,500	879,410
Henkel AG & Co. (ADR)		24,500	1,604,934
Syngenta AG – (ADR)		9,000	673,650

			3,157,994

CONSUMER GOODS – 4.3%
FUJIFILM Holdings Corp. (ADR)		10,550	175,236
Kerry Group PLC (ADR)		14,000	721,000
Shiseido Co, Ltd. (ADR)		32,000	436,800

			1,333,036

DISTRIBUTION/WHOLESALE – 2.2%
ITOCHU Corp. (ADR)		34,000	682,720

ELECTRIC POWER – 2.4%
Power Assets Holdings, Ltd. (ADR)		90,000	762,300

ELECTRICAL – 2.4%
Hitachi, Ltd. (ADR)		13,300	738,150

FINANCIAL/INVESTMENT SERVICES – 2.5%
ORIX Corp. (ADR)		15,700	786,727

FOOD – 3.7%
Marine Harvest ASA (ADR)	*	16,000	256,480
WM Morrison Supermarkets PLC (ADR)		40,000	916,400

			1,172,880

HEALTHCARE – 7.9%
Fresenius Medical Care AG & Co. (ADR)		18,000	1,321,200
Smith & Nephew PLC (ADR)		21,000	1,157,520

			2,478,720

Common Stocks – (Continued)		Shares	Fair Value
INDUSTRIALS – 5.0%
Assa Abloy AB (ADR)		30,000	$485,100
Atlas Copco AB (ADR)		27,000	561,060
CNH Global NV (ADR)	*	4,500	174,465
Cookson Group PLC (ADR)		35,000	346,850

			1,567,475

INFORMATION TECHNOLOGY – 1.4%
Canon, Inc. (ADR)		14,000	448,140

INSURANCE – 2.6%
Zurich Insurance Group AG		33,000	825,990

MINERALS & MINING – 4.4%
Anglo American PLC (ADR)		13,980	204,807
Barrick Gold Corp.		9,000	375,840
BHP Billiton PLC (ADR)		9,000	562,140
Vale SA (ADR)		14,600	253,456

			1,396,243

OIL & NATURAL GAS – 8.6%
Afren PLC (ADR)	*	57,000	644,725
Lukoil OAO (ADR)		14,000	861,560
Precision Drilling Corp.	*	18,400	144,256
Statoil ASA (ADR)		27,168	700,663
Transocean, Ltd.		8,000	359,120

			2,710,324

OIL & GAS SERVICE – 1.9%
Subsea 7 SA (ADR)		25,500	589,305

PHARMACEUTICAL – 2.0%
Shire PLC (ADR)		7,200	638,640

RETAIL – 1.9%
Arcos Dorados Holdings, Inc. (ADR)		20,400	314,772
Seven & I Holdings Co., Ltd. (ADR)		4,800	293,520

			608,292

SOFTWARE – 0.5%
Open Text Corp.	*	3,000	165,420

TELECOMMUNICATIONS – 9.9%
Globe Telecom, Inc. (ADR)		18,000	499,244
Nippon Telegraph & Telephone Corp. (ADR)		24,000	569,040
Philippine Long Distance Telephone Co. (ADR)		8,500	561,085
Singapore Telecommunications, Ltd. (ADR)		57,000	1,479,150

			3,108,519

TRANSPORTATION – 1.6%
Canadian Pacific Railway, Ltd.		6,000	497,340

Total Common Stocks (Cost $26,899,190)			$29,742,450

[32]	(continued)

Timothy Plan Family of Funds	International (Continued)

Schedule of Investments	As of September 30, 2012

Money Market Fund – 4.3%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $1,360,914)	(A)	1,360,914	$1,360,914

Total Investments (Cost $28,260,104) – 99.0%	(B)		$31,103,364
Assets in Excess of Other Liabilities – 1.0%			308,367

Net Assets – 100.00%			$31,411,731

*	Non-income producing securities.
(ADR)	American Depositary Receipt.
(A)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $28,387,614 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$4,305,622
Unrealized depreciation	(1,589,872)

Net unrealized appreciation	$2,715,750

Diversification of Assets

Country	% of Net Assets
Argentina	1.00%
Brazil	1.37%
Canada	8.19%
France	3.26%
Germany	9.32%
Hong Kong	4.34%
Ireland	4.33%
Israel	0.90%
Italy	0.87%
Japan	13.15%
Netherlands	0.56%
Norway	3.05%
Panama	1.58%
Philippines	3.38%
Russia	4.86%
Singapore	7.63%
Spain	0.49%
Sweden	4.42%
Switzerland	5.92%
United Kingdom	16.08%
Total	94.70%
Money Market Fund	4.33%
Assets in Excess of Other Liabilities	0.97%

Grand Total	100.00%

The accompanying notes are an integral part of these financial statements.

[33]

Timothy Plan Family of Funds	Large/Mid Cap Growth

Schedule of Investments	As of September 30, 2012

Common Stocks – 92.6%		Shares	Fair Value
AEROSPACE/DEFENSE – 2.7%
BE Aerospace, Inc.	*	8,925	$375,743
General Dynamics, Corp.		13,145	869,147

			1,244,890

APPAREL – 1.1%
Carter’s, Inc.	*	9,050	487,252

BANKS – 3.9%
BB&T Corp.		22,585	748,919
CIT Group, Inc.	*	16,375	645,011
Zions Bancorp		18,295	377,883

			1,771,813

CHEMICALS – 1.1%
Ashland, Inc.		6,880	492,608

COMMERCIAL SERVICES – 3.7%
Verisk Analytics, Inc.	*	7,620	362,788
Western Union Co.		73,935	1,347,096

			1,709,884

CONSUMER GOODS – 5.1%
Emerson Electric Co.		10,620	512,627
JM Smucker Co.		6,625	571,936
McCormick & Co., Inc.		20,065	1,244,833

			2,329,396

DISTRIBUTION/WHOLESALE – 0.9%
Wesco International, Inc.	*	7,115	406,978

ELECTRONICS – 8.8%
Amphenol Corp. – Class A		20,150	1,186,432
Jabil Circuit, Inc.		44,700	836,784
Thermo Fisher Scientific, Inc.		18,360	1,080,119
Trimble Navigation, Ltd.	*	11,470	546,660
Waters Corp.	*	4,930	410,817

			4,060,812

ELECTRICAL COMPONENTS & EQUIPMENT – 0.4%
Hubbell, Inc. – Class B		2,235	180,454

ENTERTAINMENT – 1.8%
Six Flags Entertainment Corp.		14,345	843,486

ENVIRONMENTAL CONTROL – 0.5%
Waste Connections, Inc.		7,595	229,749

FINANCIAL/INVESTMENT SERVICES – 6.4%
Affiliated Managers Group, Inc.	*	3,760	462,480
Blackrock, Inc.		4,155	740,837
Discover Financial Services		12,480	495,830
FleetCor Technologies, Inc.	*	16,505	739,424
IntercontinentalExchange, Inc.	*	3,690	492,283

			2,930,854

HEALTHCARE – 8.8%
AmerisourceBergen Corp.		26,290	1,017,686
Covidien PLC		18,485	1,098,379
Intuitive Surgical, Inc.	*	345	170,992

Common Stocks (Continued)		Shares	Fair Value
HEALTHCARE (continued)
Sirona Dental Systems, Inc.	*	10,315	$587,542
St. Jude Medical, Inc.		19,710	830,382
Volcano Corp.	*	11,630	332,269

			4,037,250

HOME BUILDERS – 1.0%
D R Horton, Inc.		21,580	445,411

INDUSTRIALS/MACHINERY – 1.5%
Rockwell Automation, Inc.		7,200	500,760
United Rentals, Inc.	*	5,610	183,503

			684,263

INFORMATION TECHNOLOGY – 5.0%
Cognizant Technology Solutions Corp. – Class A	*	4,750	332,120
Fiserv, Inc.	*	9,995	739,930
Fortinet, Inc.	*	4,500	108,630
Informatica Corp.	*	8,875	308,939
Parametric Technology Corp.	*	12,755	278,059
Teradata Corp.	*	7,330	552,755

			2,320,433

INSURANCE – 3.7%
ACE, Ltd.		15,020	1,135,512
XL Group PLC		24,415	586,692

			1,722,204

INTERNET – 1.8%
F5 Networks, Inc.	*	2,950	308,865
Tibco Software, Inc.	*	17,500	529,025

			837,890

MINING – 2.0%
Freeport – McMoRan Copper & Gold, Inc.		23,190	917,860

MISCELLANEOUS SERVICES – 2.2%
Danaher Corp.		18,735	1,033,235

OIL & NATURAL GAS – 10.2%
Cabot Oil & Gas Corp.		8,835	396,691
Concho Resources, Inc.	*	8,435	799,216
Exxon Mobil Corp.		23,930	2,188,399
Occidental Petroleum Corp.		15,020	1,292,621

			4,676,927

OIL & NATURAL GAS SERVICES – 0.9%
Oil States International, Inc.	*	5,130	407,630

PHARMACEUTICALS – 1.5%
Akorn, Inc.	*	23,475	310,340
Catamaran Corp.	*	1,345	131,770
Mead Johnson Nutrition Co.		3,200	234,496

			676,606

RETAIL – 12.9%
Autozone, Inc.	*	4,040	1,493,467
Chico’s FAS, Inc.		21,825	395,251
Dick’s Sporting Goods, Inc.		9,765	506,315

[34]	(continued)

Timothy Plan Family of Funds	Large/Mid Cap Growth (Continued)

Schedule of Investments	As of September 30, 2012

Common Stocks (Continued)		Shares	Fair Value
RETAIL (continued)
Dollar General Corp.	*	15,915	$820,259
Domino’s Pizza, Inc.		8,675	327,048
Group 1 Automotive, Inc.		9,700	584,231
Lululemon Athletica, Inc.	*	3,650	269,881
Panera Bread Co.	*	1,455	248,645
Ross Stores, Inc.		10,795	697,357
Sally Beauty Holdings, Inc.	*	23,670	593,880

			5,936,334

SEMICONDUCTORS – 2.2%
Avago Technologies, Ltd.		7,915	275,956
Linear Technology Corp.		22,730	723,951

			999,907

SOFTWARE – 0.5%
Citrix Systems, Inc.	*	3,175	243,110

TRANSPORTATION – 2.0%
Genesee & Wyoming, Inc. – Class A	*	9,530	637,176
Old Dominion Freight Line, Inc.	*	9,615	289,988

			927,164

Total Common Stocks (Cost $39,470,445)			$42,554,400

REIT – 1.9%		Shares	Fair Value
American Campus Communities, Inc. (Cost $911,850)		19,775	$867,727

Money Market Fund – 5.4%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $2,458,455)	(A)	2,458,455	$2,458,455

Total Investments (Cost $42,840,750) – 99.9%	(B)		$45,880,582
Assets in Excess of Other Liabilities – 0.1%			48,187

Net Assets – 100.00%			$45,928,769

*	Non-income producing securities.
(REIT)	Real Estate Investment Trust.
(ADR)	American Depositary Receipt.
(A)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $42,936,161 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,464,413
Unrealized depreciation	(519,992)

Net unrealized appreciation	$2,944,421

The accompanying notes are an integral part of these financial statements.

[35]

Timothy Plan Family of Funds	Small Cap Value

Schedule of Investments	As of September 30, 2012

Common Stocks – 89.4%		Shares	Fair Value
AEROSPACE EQUIPMENT – 2.2%
Moog, Inc. – Class A	*	31,200	$1,181,544

BANKS – 16.2%
Bancfirst Corp.		12,228	525,315
BBCN Bancorp, Inc.	*	86,699	1,093,274
Chemical Financial Corp.		44,503	1,076,973
Columbia Banking System, Inc.		55,108	1,021,702
First Financial Bancorp		63,800	1,078,858
PrivateBancorp, Inc.		34,107	545,371
State Bank Financial Corp.		64,654	1,066,145
SVB Financial Group	*	18,700	1,130,602
Wintrust Financial Corp.		28,000	1,051,960

			8,590,200

COMMERCIAL SERVICES – 1.1%
Kelly Services, Inc.		43,900	553,140

CONSUMER GOODS – 2.2%
Wolverine World Wide, Inc.		26,400	1,171,368

COMPUTERS – 4.3%
CACI International, Inc.	*	21,234	1,099,709
J2 Global, Inc.		36,300	1,191,366

			2,291,075

DISTRIBUTION/WHOLESALE – 2.4%
Beacon Roofing Supply, Inc.	*	45,200	1,288,200

ELECTRIC POWER – 5.5%
Allete		27,200	1,135,328
Cleco Corp.		14,600	612,908
NorthWestern Corp.		32,200	1,166,606

			2,914,842

ELECTRIC & EQUIPMENT – 4.3%
EnerSys	*	15,312	540,360
Coherent, Inc.	*	24,627	1,129,394
Littelfuse, Inc.		10,745	607,522

			2,277,276

ENGINEERING & CONSTRUCTION – 1.1%
Foster Wheeler AG	*	24,600	589,416

FOOD – 2.2%
J & J Snack Food Corp.		20,124	1,153,709

FOREST PRODUCTS & PAPER – 2.3%
KapStone Paper and Packaging Corp.	*	53,100	1,188,909

HEALTHCARE – 4.5%
Natus Medical, Inc.	*	89,117	1,164,759
Orthofix International NV	*	27,380	1,225,255

			2,390,014

HOLDING COMPANY – 1.1%
National Bank Holdings Corp.	*	29,600	576,016

HOME BUILDERS – 1.1%
Thor Industries, Inc.		15,900	577,488

INDUSTRIALS – 8.8%
A.O. Smith Corp.		22,097	1,271,461

Common Stocks (Continued)		Shares	Fair Value
INDUSTRIALS (Continued)
Gorman-Rupp Co.		41,676	$1,125,252
Hurco Cos., Inc.	*	23,405	535,507
Kaydon Corp.		26,300	587,542
TAL International Group, Inc.		34,096	1,158,582

			4,678,344

INFORMATION TECHNOLOGY – 3.2%
Pervasive Software, Inc.	*	71,501	614,909
SYNNEX Corp.	*	33,600	1,094,688

			1,709,597

INSURANCE – 6.4%
AMERISAFE, Inc.	*	43,146	1,170,982
Employers Holdings, Inc.		28,500	522,405
Endurance Specialty Holdings, Ltd.		15,600	600,600
Safety Insurance Group, Inc.		23,770	1,090,568

			3,384,555

MINING – 2.4%
Hi-Crush Partners LP	*	26,700	587,133
US Silica Holdings, Inc.	*	49,000	664,440

			1,251,573

MISCELLANEOUS SERVICES – 4.1%
Harsco Corp.		54,600	1,120,938
Matrix Service Co.	*	98,464	1,040,764

			2,161,702

OIL & NATURAL GAS – 5.3%
Berry Petroleum Co.		15,400	625,702
Bonanza Creek Energy, Inc.	*	24,886	586,314
Gulfport Energy Corp.	*	20,700	647,082
Matador Resources Co.	*	36,785	382,196
Rex Energy Corp.	*	43,800	584,730

			2,826,024

PIPELINES – 1.1%
EQT Midsteam Partners LP	*	20,421	588,125

RETAIL – 2.2%
Children’s Place Retail Stores	*	19,600	1,176,000

TELECOMMUNICATIONS – 1.1%
Tellabs, Inc.		162,800	576,312

TRANSPORTATION – 4.3%
Genesee & Wyoming, Inc. – Class A	*	9,000	601,740
Landstar System, Inc.		23,064	1,090,466
Roadrunner Transportation System, Inc.	*	34,400	556,592

			2,248,798

Total Common Stocks (Cost $42,306,510)			$47,344,227

[36]	(continued)

Timothy Plan Family of Funds	Small Cap Value (Continued)

Schedule of Investments	As of September 30, 2012

REITs – 8.8%		Shares	Fair Value
Coresite Realty Corp.		20,878	$562,453
CubeSmart		51,400	661,518
DiamondRock Hospitality		117,657	1,133,037
PS Business Parks, Inc.		8,400	561,288
Potlatch Corp.		30,600	1,143,522
Summit Hotel Properties, Inc.		69,097	590,089

Total REITs (Cost $4,002,042)			$4,651,907

Money Market Fund – 0.9%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $470,879)	(A)	470,879	$470,879

Total Investments (Cost $46,779,431) – 99.1%	(B)		$52,467,013
Assets in Excess of Other Liabilities – 0.9%			445,793

Net Assets – 100.00%			$52,912,806

*	Non-income producing securities.
(REIT)	Real Estate Investment Trust.
(A)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $46,885,293 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,587,478
Unrealized depreciation	(1,005,758)

Net unrealized appreciation	$5,581,720

The accompanying notes are an integral part of these financial statements.

[37]

Timothy Plan Family of Funds	Large/Mid Cap Value

Schedule of Investments	As of September 30, 2012

Common Stocks – 87.5%		Shares	Fair Value
AUTO – 0.9%
Lear Corp.		25,600	$967,424

BANKS – 2.0%
CIT Group, Inc.	*	56,400	2,221,596

COMPUTERS – 1.8%
Western Digital Corp.		51,500	1,994,595

CONSUMER GOODS – 8.7%
BorgWarner, Inc.	*	30,500	2,107,855
Dr Pepper Snapple Group, Inc.		56,900	2,533,757
Emerson Electric Co.		57,800	2,790,006
JM Smucker Co.		26,100	2,253,213

			9,684,831

ELECTRIC POWER – 5.9%
American Electric Power Co., Inc.		49,000	2,153,060
Dominion Resources, Inc.		39,900	2,112,306
FirstEnergy Corp.		53,300	2,350,530

			6,615,896

FINANCIAL & INVESTMENT SERVICES – 6.6%
Eaton Vance Corp.		80,800	2,339,968
Franklin Resources, Inc.		17,100	2,138,697
Invesco, Ltd.		112,600	2,813,874

			7,292,539

HEALTHCARE – 12.9%
CareFusion Corp.	*	82,300	2,336,497
Covidien PLC		60,900	3,618,678
CR Bard, Inc.		22,800	2,386,020
DENTSPLY International, Inc.		28,800	1,098,432
Hologic, Inc.	*	127,800	2,586,672
St. Jude Medical, Inc.		56,400	2,376,132

			14,402,431

INDUSTRIALS – 3.7%
General Dynamics Corp.		32,600	2,155,512
Precision Castparts Corp.		12,300	2,009,082

			4,164,594

INFORMATION TECHNOLOGY – 4.2%
CA, Inc.		98,500	2,537,852
TE Connectivity, Ltd.		63,500	2,159,635

			4,697,487

INSURANCE – 9.0%
ACE, Ltd.		37,700	2,850,120
Arch Capital Group, Ltd.	*	63,100	2,630,008
Axis Capital Holdings, Ltd.		67,700	2,364,084
Willis Group Holdings, PLC (ADR)		60,100	2,218,892

			10,063,104

MACHINERY – 3.6%
Flowserve Corp.		23,400	2,989,116
Xylem, Inc.		39,900	1,003,485

			3,992,601

Common Stocks (Continued)		Shares	Fair Value
OIL & NATURAL GAS – 20.0%
Anadarko Petroleum Corp.		29,000	$2,027,680
Apache Corp.		20,600	1,781,282
ConocoPhillips		18,600	1,063,548
EQT Corp.		45,200	2,666,800
Exxon Mobil Corp.		37,700	3,447,665
Marathon Oil Corp.		44,400	1,312,908
Marathon Petroleum Corp.		29,300	1,599,487
Murphy Oil Corp.		34,700	1,863,043
National Oilwell Varco, Inc.		30,400	2,435,344
Occidental Petroleum Corp.		29,000	2,495,740
Phillips 66		32,400	1,502,388

			22,195,885

RETAIL – 4.6%
Advance Auto Parts, Inc.		37,500	2,566,500
Sherwin-Williams Co.		16,900	2,516,579

			5,083,079

SEMICONDUCTORS – 0.8%
Microchip Technology, Inc.		26,900	880,706

TRANSPORTATION – 2.8%
Union Pacific Corp.		26,400	3,133,680

Total Common Stocks (Cost $75,975,368)			$97,390,448

Master Limited Partnerships – 2.1%		Shares	Fair Value
Lazard, Ltd. – Class A (Cost $2,711,146)		78,800	$2,303,324

REITs – 6.5%		Shares	Fair Value
HCP, Inc.		51,100	$2,272,928
Public Storage, Inc.		19,700	2,741,649
Regency Centers Corp.		45,300	2,207,469

(Cost $5,083,140)			$7,222,046

Money Market Fund – 4.0%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $4,426,994)	(A)	4,426,994	$4,426,994

Total Investments (Cost $88,196,648) – 100.1%	(B)		$111,342,812
Liabilities in Excess of Other Assets – (0.1)%			(41,637)

Net Assets – 100.00%			$111,301,175

[38]	(continued)

Timothy Plan Family of Funds	Large/Mid Cap Value (Continued)

Schedule of Investments	As of September 30, 2012

*	Non-income producing securities.
(REIT)	Real Estate Investment Trust.
(ADR)	American Depositary Receipt.
(A)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $88,236,619 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$25,594,488
Unrealized depreciation	(2,488,295)

Net unrealized appreciation	$23,106,193

The accompanying notes are an integral part of these financial statements.

[39]

Timothy Plan Family of Funds	Fixed Income

Schedule of Investments	As of September 30, 2012

Bonds and Notes – 94.6%		Par Value	Fair Value
CORPORATE BONDS – 33.6%
ABB Finance USA, Inc., 2.875%, 5/08/2022		$1,000,000	$1,030,450
Altera Corp., 1.75%, 5/15/2017		1,000,000	1,025,650
Analog Devices, Inc., 3.00%, 4/15/2016		740,000	796,743
Cameron International Corp., 6.375%, 7/15/2018		1,000,000	1,216,000
Canadian National Railway Co., 5.80%, 6/01/2016		750,000	876,521
Cliffs Natural Resources Inc., 4.875%, 4/01/2021		750,000	736,275
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA, 2.125%, 10/13/2015		1,000,000	1,030,440
Covidien International Finance SA, 2.8%, 6/15/2015		500,000	526,476
Eaton Corp., 5.60%, 5/15/2018		325,000	387,962
Energy Transfer Partners LP, 6.70%, 7/01/2018		750,000	891,595
Enterprise Products Operating, LLC, 6.125%, 10/15/2039		500,000	603,087
ERP Operating LP, 5.125%, 3/15/2016		900,000	1,014,600
Freeport-McMoran Copper & Gold, 3.55%, 3/01/2022		750,000	752,250
Husky Energy, Inc., 3.95%, 4/15/2022		750,000	799,680
John Sevier Combined Cycle Generation LLC, 4.626%, 1/15/2042		993,490	1,142,488
Johnson Controls, Inc., 5.00%, 3/30/2020		750,000	854,722
Kennametal Inc., 3.875%, 2/15/2022		1,000,000	1,042,500
Kinder Morgan Energy Partners LP, 5.125%, 11/15/2014		750,000	814,876
L-3 Communications, Corp., 5.20%, 10/15/2019		500,000	563,804
Marathon Oil Corp., 6.00%, 10/01/2017		750,000	918,419
Nisource Finance Corp., 5.40%, 7/15/2014		750,000	804,362
Oneok, Inc., 4.25%, 2/01/2022		500,000	540,675
Oneok, Inc., 5.20%, 6/15/2015		500,000	544,985
Petrobras Intl. Financial Co., 3.50%, 2/06/2017		750,000	782,925
Phillips 66, 2.95%, 5/01/2017	(A)	1,000,000	1,059,032
Plains All American Pipeline, 3.65%, 6/01/2022		1,000,000	1,058,300

Bonds and Notes (Continued)	Par Value	Fair Value
CORPORATE BONDS (continued)
Rio Tinto Finance USA, Ltd., 2.50%, 5/20/2016	$750,000	$783,465
Simon Property Group LP, 6.125%, 5/30/2018	1,000,000	1,220,650
Teck Cominco Ltd. – Cl. B, 6.00%, 8/15/2040	500,000	526,860
Transocean, Inc., 6.00%, 3/15/2018	500,000	583,250
Tyco Electronics Group SA, 6.55%, 10/01/2017	750,000	906,030
Valero Energy Corp., 6.625%, 6/15/2037	500,000	605,481
Weatherford International, Ltd., 4.95%, 10/15/2013	750,000	779,228
Willis North America, Inc., 6.20%, 3/28/2017	750,000	855,541

Total Corporate Bonds (Cost $26,215,677)		$28,075,322

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 61.0%
GOVERNMENT NOTES & BONDS – 27.2%
Federal Farm Credit Bank, 4.875%, 1/17/2017	1,500,000	1,771,745
Federal Farm Credit Bank, 5.125%, 8/25/2016	2,500,000	2,939,627
Federal Home Loan Bank, 5.00%, 11/17/2017	1,000,000	1,211,964
Federal Home Loan Bank, 5.50%, 8/13/2014	1,500,000	1,649,016
U.S. Treasury Bond, 4.50%, 2/15/2036	3,000,000	4,007,578
U.S. Treasury Bond, 5.00%, 5/15/2037	1,000,000	1,432,188
U.S. Treasury Note, 3.125%, 5/15/2021	5,000,000	5,717,969
U.S. Treasury Note, 3.875%, 5/15/2018	2,000,000	2,345,470
U.S. Treasury Note, 4.75%, 5/15/2014	1,550,000	1,663,465

Total Government Notes & Bonds (Cost $21,182,752)		$22,739,022

GOVERNMENT MORTGAGE-BACKED SECURITIES – 29.5%
GNMA Pool 3584, 6.00%, 7/20/2034	77,185	89,339
GNMA Pool 3612, 6.50%, 9/20/2034	178,647	207,881
GNMA Pool 3625, 6.00%, 10/20/2034	563,434	642,063
GNMA Pool 3637, 5.50%, 11/20/2034	226,027	253,711
GNMA Pool 3665, 5.50%, 1/20/2035	357,810	401,636

[40]	(continued)

Timothy Plan Family of Funds	Fixed Income (Continued)

Schedule of Investments	As of September 30, 2012

Bonds and Notes (Continued)	Par Value	Fair Value
GOVERNMENT MORTGAGE-BACKED SECURITIES (continued)
GNMA Pool 3679, 6.00%, 2/20/2035	$185,108	$210,940
GNMA Pool 3711, 5.50%, 5/20/2035	453,421	508,108
GNMA Pool 3865, 6.00%, 6/20/2036	385,904	437,347
GNMA Pool 3910, 6.00%, 10/20/2036	279,545	316,809
GNMA Pool 3939, 5.00%, 1/20/2037	498,949	553,844
GNMA Pool 4058, 5.00%, 12/20/2037	620,118	688,345
GNMA Pool 4072, 5.50%, 1/20/2038	669,553	746,959
GNMA Pool 4520, 5.00%, 8/20/2039	1,882,784	2,091,109
GNMA Pool 4541, 5.00%, 9/20/2039	1,173,712	1,303,581
GNMA Pool 4947, 5.00%, 2/20/2041	2,050,641	2,281,384
GNMA Pool 5204, 4.50%, 10/20/2041	840,716	931,186
GNMA Pool 783060, 4.00%, 8/15/2040	1,718,385	1,899,467
GNMA Pool 585163, 5.00%, 2/15/2018	24,250	26,689
GNMA Pool 585180, 5.00%, 2/15/2018	23,005	25,318
GNMA Pool 592492, 5.00%, 3/15/2018	15,000	16,508
GNMA Pool 599821, 5.00%, 1/15/2018	20,161	21,666
GNMA Pool 604182, 5.50%, 4/15/2033	351,472	393,541
GNMA Pool 663776, 6.50%, 1/15/2037	204,699	237,076
GNMA Pool 701961, 4.50%, 6/15/2039	2,866,892	3,164,692
GNMA Pool 717072, 5.00%, 5/15/2039	1,216,962	1,346,699

Bonds and Notes (Continued)		Par Value	Fair Value
GOVERNMENT MORTGAGE-BACKED SECURITIES (continued)
GNMA Pool 734437, 4.50%, 5/15/2041		$765,419	$843,584
GNMA Pool 781694, 6.00%, 12/15/2031		77,892	88,727
GNMA Pool MA0155, 4.00%, 6/20/2042		3,652,854	4,025,967
GNMA Pool 782858, 5.00%, 09/20/2041		874,149	968,732

Total Government Mortgage-Backed Securities (Cost $23,424,294)			$24,722,908

TREASURY INFLATION PROTECTED SECURITIES (TIPS) – 4.3%
TIPS, 2.00%, 1/15/2014		1,250,000	1,619,149
TIPS, 2.50%, 7/15/2016		1,500,000	1,975,738

Total Treasury Inflation Protected Securities (TIPS) (Cost $3,271,730)			$3,594,887

Total U.S. Government & Agency Obligations (Cost $47,878,776)			$51,056,817

Total Bonds And Notes (Cost $74,094,453)			$79,132,139

Money Market Fund – 4.7%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $3,930,701)	(B)	3,930,701	$3,930,701

Total Investments (Cost $78,025,154) – 99.3%	(C)		$83,062,840
Assets in Excess of Other Liabilities – 0.7%			618,924

Net Assets – 100.00%			$83,681,764

(A)	144A Security – Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 1.27% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(B)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(C)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$5,108,747
Unrealized depreciation	(71,061)

Net unrealized appreciation	$5,037,686

The accompanying notes are an integral part of these financial statements.

[41]

Timothy Plan Family of Funds	High Yield Bond

Schedule of Investments	As of September 30, 2012

Corporate Bonds – 94.9%		Par Value	Fair Value
Actuant Corp., 5.625%, 6/15/2022		$500,000	$516,875
AmeriGas Partners LP, 7.00%, 5/20/2022		500,000	540,000
Anixter, Inc., 5.625%, 5/01/2019		500,000	523,125
Arch Coal Inc., 7.25%, 6/15/2021		500,000	419,375
ArcelorMittal, 6.50%, 2/25/2022		500,000	493,340
Atlas Pipeline Partners LP, 6.625%, 10/01/2020	(A)	100,000	101,250
Audatex North America, Inc., 6.75%, 06/15/2018	(A)	500,000	533,750
Basic Energy Services, Inc., 7.75%, 2/15/2019		500,000	516,875
Biomet, Inc., 6.50%, 8/01/2020	(A)	450,000	467,437
Calfrac Holdings LP, 7.50%, 12/01/2020	(A)	500,000	497,500
Calumet Specialty Product Partners, 9.375%, 5/01/2019		500,000	540,000
Cemex Finance LLC, 9.50%, 12/14/2016	(A)	500,000	518,750
CIT Group, Inc., 4.25%, 8/15/2017		500,000	521,390
Cloud Peak Energy Resources LLC, 8.50%, 12/15/2019		500,000	552,500
CommScope, Inc., 8.25%, 1/15/2019	(A)	500,000	538,750
Comstock Resources, Inc., 8.375%, 10/15/2017		500,000	522,500
Copano Energy Finance Corp., 7.75%, 6/01/2018		500,000	527,500
Crosstex Energy LP, 8.875%, 2/15/2018		500,000	535,937
Energy Transfer Equity LP, 7.50%, 10/15/2020		500,000	570,000
EV Energy Partners/Fin, 8.00%, 4/15/2019		500,000	522,500
FMG Resources August 2006 Pty, Ltd., 7.00%, 11/01/2015	(A)	500,000	500,000
Forest Oil Corp., 7.25%, 6/15/2019		500,000	498,750
FTS International Services LLC, 8.125%, 11/15/2018	(A)	500,000	535,000
General Cable Corp., 5.75%, 10/01/2022	(A)	250,000	253,125
Genesis Energy LP, 7.875%, 12/15/2018		750,000	798,750
Geo Group, Inc., 6.625%, 2/15/2021		500,000	537,500
Helix Energy Solutions Group, Inc., 9.50%, 1/15/2016	(A)	289,000	302,005

Corporate Bonds (Continued)		Par Value	Fair Value
Hologic, Inc., 6.25%, 8/01/2020	(A)	$500,000	$532,500
Hypermarcas SA, 6.50%, 4/20/2021	(A)	500,000	529,150
Intergen NV, 9.00%, 6/30/2017	(A)	500,000	483,750
Iron Mountain, 7.75%, 10/01/2019		500,000	564,375
Jabil Circuit, Inc., 4.70%, 9/15/2022		500,000	500,000
Jaguar Land Rover PLC, 8.125%, 5/15/2021	(A)	500,000	541,250
Kindred Healthcare, 8.25%, 6/01/2019		500,000	490,000
LyondellBasell Industries NV, 5.75%, 4/15/2024		500,000	570,000
Macquarie Bank, Ltd., 6.625%, 4/07/2021	(A)	500,000	535,924
MarkWest Energy Partners L.P., 6.75%, 11/01/2020		500,000	543,750
Masco Corp., 5.95%, 3/15/2022		500,000	548,756
Mcron Finance Sub LLC, 8.375%, 5/15/2019	(A)	500,000	515,000
MedAssets, Inc., 8.00%, 11/15/2018		500,000	547,500
MPT Operating Partnership LP, 6.875%, 5/01/2021		500,000	547,500
Navios Maritime Holdings, Inc., 8.875%, 11/01/2017		500,000	515,625
Navistar International Corp., 8.25%, 11/01/2021		449,000	428,234
NCR Corp., 5.00%, 7/15/2022	(A)	250,000	252,500
NRG Energy, Inc., 7.625%, 1/15/2018		500,000	543,750
OGX Austria GmbH, 8.375%, 4/01/2022	(A)	500,000	436,875
Omnicare, Inc., 7.75%, 6/01/2020		500,000	552,500
PolyOne Corp., 7.375%, 9/15/2020		500,000	543,750
Polypore International, Inc., 7.50%, 11/15/2017		250,000	270,625
QBE Capital Funding III Ltd., 7.25%, 5/24/2041	(A)	500,000	507,056
R R Donnelley & Sons Co., 7.25%, 5/15/2018		250,000	249,375
Resolute Energy Corp., 8.50%, 5/01/2020	(A)	500,000	513,125
Reynolds Group Issuer, Inc., 9.00%, 4/15/2019		500,000	512,500
Sabra Health Care LP, 8.125%, 11/01/2018	(A)	500,000	547,500

[42]	(continued)

Timothy Plan Family of Funds	High Yield Bond (Continued)

Schedule of Investments	As of September 30, 2012

Corporate Bonds (Continued)		Par Value	Fair Value
Samson Investment Co., 9.75%, 2/15/2020	(A)	$500,000	$515,625
Sanmina-SCI Corp., 7.00%, 5/15/2019	(A)	500,000	507,500
Schaeffler Finance BV, 8.50%, 2/15/2019	(A)	500,000	562,500
Sealy Mattress Co., 8.25%, 6/15/2014		500,000	508,125
Servicemaster Co., 8.00%, 2/15/2020		500,000	532,500
Suncoke Energy, 7.625%, 8/1/2019		500,000	510,000
Targa Resources Partners LP, 7.875%, 10/15/2018		500,000	550,000
Tesoro Corp., 5.375%, 10/01/2022		500,000	513,750
Tesoro Logistics LP, 5.875%, 10/01/2020	(A)	250,000	256,875
United Rentals North America, Inc., 9.25%, 12/15/2019		500,000	566,250

Corporate Bonds (Continued)		Par Value	Fair Value
United States Steel Corp., 7.50%, 3/15/2022		$500,000	$496,250
USG Corp., 9.75%, 1/15/2018		500,000	542,500
Vanguard Health Holding Co., LLC, 7.75%, 02/01/2019		500,000	534,375

Total Corporate Bonds (Cost $32,070,585)			$33,303,604

Money Market Fund – 3.6%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $1,248,011)	(B)	1,248,011	$1,248,011

Total Investments (Cost $33,318,596) – 98.5%	(C)		$34,551,615
Assets in Excess of Other Liabilities – 1.5%			523,341

Net Assets – 100.00%			$35,074,956

(A)	144A Security – Security exempt from registration under Rule 144A of the Securities Act of 1933. The 144A securities represent 32.7% of total net assets. The securities may be resold in transactions exempt from registration typically only to qualified institutional buyers. Unless otherwise indicated, these securities are not considered to be illiquid.
(B)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(C)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,448,179
Unrealized depreciation	(215,160)

Net unrealized appreciation	$1,233,019

The accompanying notes are an integral part of these financial statements.

[43]

Timothy Plan Family of Funds	Israel Common Values

Schedule of Investments	As of September 30, 2012

Common Stocks – 93.6%		Shares	Fair Value
AEROSPACE/DEFENSE – 3.1%
Elbit Systems, Ltd.		7,501	$255,334

BANKS – 7.7%
Bank Hapoalim BM (ADR)	*	14,000	248,500
Bank Leumi Le-Israel BM	*	55,000	153,561
First International Bank of Israel BM	*	19,300	226,764

			628,825

BIOTECHNOLOGY – 3.8%
PROLOR Biotech, Inc.	*	21,000	101,850
Protalix BioTherapeutics, Inc.	*	40,000	207,200

			309,050

CHEMICALS – 6.0%
Frutarom Industries, Ltd.		23,000	226,135
Israel Chemicals, Ltd. (ADR)		22,000	271,480

			497,615

COMMERCIAL SERVICES – 2.4%
Nitsba Holdings, Ltd.	*	25,000	197,991

ELECTRONICS – 1.7%
Ituran Location and Control, Ltd.		12,296	143,371

ENERGY-ALTERNATE SOURCES – 2.8%
Ormat Industries, Ltd.		47,300	227,823

FOOD – 5.6%
Osem Investments, Ltd.		15,000	206,380
Rami Levi Chain Stores		8,200	250,899

			457,279

HEALTHCARE PRODUCTS – 4.3%
Given Imaging , Ltd.	*	15,000	218,550
Syneron Medical, Ltd.	*	14,000	136,500

			355,050

HOME BUILDERS – 3.0%
Bayside Land Corp., Ltd.		1,300	245,223

HOUSEHOLD PRODUCTS/WARES – 2.4%
SodaStream International, Ltd.	*	5,100	199,767

INTERNET – 2.3%
MagicJack VocalTec, Ltd.	*	7,600	186,428

OIL & NATURAL GAS – 8.8%
Isramco Negev 2 LP	*	1,786,664	220,491
Noble Energy, Inc.		3,000	278,130
Paz Oil Co., Ltd.		1,900	226,678

			725,299

PHARMACEUTICALS – 1.0%
Pluristem Therapeutics, Inc.	*	20,200	79,588

Common Stocks (Continued)		Shares	Fair Value
REAL ESTATE – 13.7%
Amot Investments, Ltd.		104,000	$231,553
Azrieli Group		4,500	93,341
Gazit-Globe, Ltd.		22,000	239,919
Industrial Buildings Corp.	*	120,000	141,972
Jerusalem Economy, Ltd.	*	40,000	181,239
Melisron, Ltd.		14,366	238,162

			1,126,186

SEMICONDUCTORS – 6.2%
Mellanox Technologies, Ltd.	*	4,000	406,120
Nova Measuring Instruments, Ltd.	*	13,000	101,400

			507,520

SOFTWARE – 7.6%
Check Point Software Technologies, Ltd.	*	4,400	211,904
Magic Software Enterprises, Ltd.		40,600	178,640
RADWARE, Ltd.	*	6,500	234,130

			624,674

TELECOMMUNICATIONS – 11.2%
Allot Communications, Ltd.	*	9,380	248,758
Ceragon Networks, Ltd.	*	26,600	151,620
EZChip Semiconductor, Ltd.	*	3,200	97,888
Gilat Satellite Networks, Ltd.	*	51,080	203,298
NICE Systems, Ltd. (ADR)	*	6,500	215,930

			917,494

Total Common Stocks (Cost $7,599,643)			$7,684,517

Investment Companies – 3.1%		Shares	Fair Value
The Israel Corp., Ltd. (Cost – $239,420)		400	$253,755

Warrants – 0.0%		Shares	Fair Value
Isramco Negev 2 LP, 10/17/12 (Cost – $0)	*	64,998	$166

Money Market Fund – 1.9%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $157,639)	(A)	157,639	$157,639

Total Investments (Cost $7,996,702) – 98.6%	(B)		$8,096,077
Assets in Excess of Other Liabilities – 1.4%			104,641

Net Assets – 100.00%			$8,200,718

[44]	(continued)

Timothy Plan Family of Funds	Israel Common Values (Continued)

Schedule of Investments	As of September 30, 2012

The accompanying notes are an integral part of these financial statements.

*	Non-income producing securities.
(ADR)	American Depositary Receipt.
(A)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,034,036 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$653,050
Unrealized depreciation	(591,009)

Net unrealized appreciation	$62,041

[45]

Timothy Plan Family of Funds	Defensive Strategies

Schedule of Investments	As of September 30, 2012

Common Stocks – 32.1%		Shares	Fair Value
AGRICULTURE – 0.4%
Bunge, Ltd.		3,911	$262,233

CHEMICALS – 12.4%
Agrium, Inc.		10,425	1,078,570
CF Industries Holdings, Inc.		4,260	946,742
Intrepid Potash, Inc.	*	6,407	137,622
K+S AG		12,683	626,805
Mosaic Co.		18,923	1,090,154
Potash Corp. Of Saskatchewan, Inc.		49,922	2,167,613
Sociedad Quimica y Minera de Chile SA		2,717	167,476
Syngenta AG (ADR)		26,509	1,984,199
Uralkali OJSC		15,906	658,031

			8,857,212

COAL – 0.0%
Peabody Energy Corp.		1,387	30,916

FOOD – 0.4%
Ingredion, Inc.		4,599	253,681

IRON/STEEL – 0.7%
Allegheny Technologies, Inc.		556	17,736
ArcelorMittal – NY Registered Shares		4,696	67,810
Cliffs Natural Resources, Inc.		1,326	51,886
Gerdau SA – (ADR)		1,948	18,526
JFE Holdings, Inc.		1	13
Nippon Steel & Sumitomo Metal Corp.		14,829	30,492
Nucor Corp.		1,434	54,865
POSCO (ADR)		1,401	114,238
ThyssenKrupp AG		2,358	50,175
United States Steel Corp.		1,491	28,433
Vale SA (ADR)		5,796	103,749

			537,923

MACHINERY – 0.4%
AGCO Corp. (ADR)	*	5,472	259,811
CNH Global NV	*	1,046	40,553

			300,364

MINING – 6.3%
Agnico-Eagle Mines, Ltd.		1,562	81,037
Allied Nevada Gold Corp.	*	714	27,889
Anglo American PLC		7,252	212,767
AngloGold Ashanti, Ltd. (ADR)		4,288	150,294
Antofagasta PLC		2,159	43,995
Barrick Gold Corp		1,988	83,019
BHP Billiton PLC (ADR)		3,127	195,312
Cameco Corp.		1,675	32,579
Cia de Minas Buenaventura SA		5,857	228,189
Coeur d’Alene Mines Corp.	*	1,753	50,539
Detour Gold Corp.	*	2,776	77,392
Eldorado Gold Corp.		4,823	73,503
Freeport-McMoRan Copper & Gold, Inc.		4,064	160,853
Glencore International PLC		17,185	95,206
Gold Fields, Ltd. (ADR)		19,825	254,751
Goldcorp, Inc.		8,763	401,784
Harmony Gold Mining Co., Ltd. (ADR)		7,086	59,593

Common Stocks (Continued)		Shares	Fair Value
MINING (continued)
Hecla Mining Co.		7,246	$47,461
IAMGOLD Corp.		1,693	26,766
Inmet Mining Corp.		2,755	133,228
Kazakhmys PLC		549	6,138
Kinross Gold Corp.		20,665	210,990
MMC Norilsk Nickel OJSC		17,470	276,201
New Gold, Inc.	*	5,033	61,503
Newmont Mining Corp.		5,078	284,419
Osisko Mining Corp.	*	4,603	46,390
Pan American Silver Corp.		6,990	149,935
Randgold Resources, Ltd. (ADR)		415	51,043
Rio Tinto PLC (ADR)		3,816	178,436
Royal Gold, Inc.		708	70,701
Silver Wheaton Corp.		6,287	249,657
Southern Copper Corp.		1,110	38,140
Sterlite Industries India, Ltd.		2,071	15,719
Teck Resources, Ltd.		2,275	66,999
Turquoise Hill Resources, Ltd.	*	6,071	51,482
Xstrata PLC		9,696	149,907
Yamana Gold, Inc.		7,817	149,383

			4,493,200

OIL & GAS – 10.0%
Anadarko Petroleum Corp.		3,441	240,595
Apache Corp.		3,459	299,100
BG Group PLC		23,465	473,612
Canadian Natural Resources, Ltd.		2,950	90,830
Chesapeake Energy Corp.		5,758	108,653
ConocoPhillips		5,151	294,534
Devon Energy Corp.		2,800	169,400
EOG Resources, Inc.		1,642	183,986
Encana Corp.		3,847	84,326
Ensco PLC		1,360	74,202
Exxon Mobil Corp.		27,522	2,516,887
Inpex Corp.		24	143,580
Lukoil OAO		5,077	312,743
Marathon Oil Corp.		5,994	177,243
Noble Energy, Inc.		442	40,978
NovaTek OAO		506	59,860
Occidental Petroleum Corp.		5,594	481,420
Petroleo Brasileiro SA (ADR)		7,286	167,104
Pioneer Natural Resources Co.		620	64,728
Reliance Industries, Ltd.		5,915	186,204
Total SA		14,122	701,283
Transocean, Ltd.		3,281	147,284
Valero Energy Corp.		3,007	95,262

			7,113,814

OIL & GAS SERVICES – 0.9%
Baker Hughes, Inc.		3,994	180,649
Cameron International Corp.	*	341	19,120
Halliburton Co.		6,568	221,276
National Oilwell Varco, Inc.		2,542	203,640

			624,685

[46]	(continued)

Timothy Plan Family of Funds	Defensive Strategies (Continued)

Schedule of Investments	As of September 30, 2012

Common Stocks (Continued)		Shares	Fair Value
PIPELINES – 0.4%
Kinder Morgan, Inc.		1,805	$64,114
TransCanada Corp.		5,071	230,589

			294,703

TRANSPORTATION – 0.2%
Viterra, Inc.		6,767	110,800

Total Common Stocks (Cost $20,878,128)			$22,879,531

REITs – 14.8%		Shares	Fair Value
Acadia Realty Trust		2,800	$69,496
Apartment Investment & Management Co.		2,200	57,178
AvalonBay Communities, Inc.		2,450	333,175
Boston Properties, Inc.		4,800	530,928
Brandywine Realty Trust		5,900	71,921
BRE Properties, Inc.		3,000	140,670
Camden Property Trust		2,100	135,429
CBL & Associates Properties, Inc.		7,200	153,648
Colonial Properties Trust		6,500	136,825
DDR Corp.		17,400	267,264
DiamondRock Hospitality Co.		22,200	213,786
Digital Realty Trust, Inc.		2,390	166,942
Douglas Emmett, Inc.		5,800	133,806
Education Realty Trust, Inc.		9,300	101,370
Equity Lifestyle Properties, Inc.		1,300	88,556
Equity Residential		9,100	523,523
Essex Property Trust, Inc.		1,750	259,420
Extra Space Storage, Inc.		4,300	142,975
Federal Realty Investment Trust		1,400	147,420
FelCor Lodging Trust, Inc.	*	5,600	26,544
HCP, Inc.		9,800	435,904
Health Care REIT, Inc.		4,900	282,975
Highwoods Properties, Inc.		3,000	97,860
Hospitality Properties Trust		11,400	271,092
Kilroy Realty Corp.		3,100	138,818
Kimco Realty Corp.		15,100	306,077
Lexington Realty Trust		8,300	80,178
Liberty Property Trust		6,100	221,064
Macerich Co.		7,763	444,276
National Retail Properties, Inc.		3,800	115,900
PS Business Parks, Inc.		2,200	147,004
Prologis, Inc.		11,994	420,150
Public Storage		3,500	487,095
Rayonier, Inc.		2,300	112,723
Regency Centers Corp.		2,000	97,460
SL Green Realty Corp.		4,550	364,319
Simon Property Group, Inc.		8,429	1,279,606
Strategic Hotels & Resorts, Inc.	*	15,200	91,352
Summit Hotel Properties, Inc.		4,100	35,014
Taubman Centers, Inc.		3,200	245,536
UDR, Inc.		8,000	198,560

REITs (Continued)		Shares	Fair Value
Ventas ,Inc.		7,459	$464,323
Vornado Realty Trust		4,716	382,232
Weingarten Realty Investors		5,600	157,416

Total REITs (Cost $8,488,643)			$10,577,810

Exchange Traded Funds – 17.1%		Shares	Fair Value
iShares Silver Trust	*	44,000	$1,473,120
PowerShares DB Agriculture Fund	*	76,600	2,252,806
PowerShares DB Base Metals Fund	*	52,800	1,045,440
PowerShares DB Commodity Index Tracking Fund	*	44,100	1,264,788
PowerShares DB Energy Fund	*	49,900	1,418,657
SPDR Gold Shares	*	27,750	4,773,555

Total Exchange Traded Funds (Cost $11,457,648)			$12,228,366

Bonds and Notes – 29.1%		Par Value	Fair Value
GOVERNMENT MORTGAGE-BACKED SECURITIES – 2.5%
GNMA Pool 4947, 5.00%, 02/20/2041		$775,563	$862,831
GNMA Pool 5204, 4.50%, 10/20/2041		840,716	931,186

Total Government Mortgage-Backed Securities (Cost $1,733,444)			$1,794,017

TREASURY INFLATION PROTECTED SECURITIES (TIPS) – 26.6%
TIPS, 1.75%, 01/15/2028		1,585,000	2,248,603
TIPS, 2.50%, 01/15/2029		1,050,000	1,605,475
TIPS, 2.375%, 01/15/2025		950,000	1,567,990
TIPS, 2.125%, 02/15/2041		1,125,000	1,731,086
TIPS, 2.00%, 01/15/2014		1,745,000	2,260,332
TIPS, 1.625%, 01/15/2015		1,425,000	1,833,597
TIPS, 2.00%, 01/15/2016		745,000	964,500
TIPS, 2.375%, 01/15/2017		1,050,000	1,399,844
TIPS, 1.625%, 01/15/2018		300,000	383,914
TIPS, 2.125%, 01/15/2019		1,550,000	2,031,693
TIPS, 1.25%, 07/15/2020		900,000	1,131,533

[47]	(continued)

Timothy Plan Family of Funds	Defensive Strategies (Continued)

Schedule of Investments	As of September 30, 2012

Bonds and Notes (Continued)	Par Value	Fair Value
TREASURY INFLATION PROTECTED SECURITIES (TIPS) (continued)
TIPS, 1.125%, 01/15/2021	$1,440,000	$1,787,265

Total Treasury Inflation Protected Securities (TIPS) (Cost $17,277,727)		$18,945,832

Total Bonds and Notes (Cost $19,011,171)		$20,739,849

Money Market Fund – 6.8%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $4,813,736)	(A)	4,813,736	$4,813,736

Total Investments (Cost $64,649,326) – 99.9%	(B)		$71,239,292
Assets in Excess of Other Liabilities – 0.1%			90,276

Net Assets – 100.00%			$71,329,568

*	Non-income producing securities.
(REIT)	Real Estate Investment Trust.
(ADR)	American Depositary Receipt.
(A)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(B)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $65,053,724 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$6,509,666
Unrealized depreciation	(324,098)

Net unrealized appreciation	$6,185,568

The accompanying notes are an integral part of these financial statements.

[48]

Timothy Plan Family of Funds	Strategic Growth

Schedule of Investments	As of September 30, 2012

Mutual Funds – 97.1%	(A)	Shares	Fair Value
Timothy Plan Aggressive Growth Fund	*	343,419	$2,441,709
Timothy Plan Defensive Strategies Fund		553,522	6,708,692
Timothy Plan High Yield Bond Fund		531,112	5,024,317
Timothy Plan International Fund		834,098	6,097,260
Timothy Plan Israel Common Values Fund		213,459	2,173,013
Timothy Plan Large/Mid Cap Growth Fund	*	880,856	6,430,246
Timothy Plan Large/Mid Cap Value Fund		436,615	6,461,903
Timothy Plan Small Cap Value Fund	*	178,364	2,629,079

Total Mutual Funds (Cost $35,265,128)			$37,966,219

Money Market Fund – 3.0%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $1,159,978)	(B)	1,159,978	$1,159,978

Total Investments (Cost $36,425,106) – 100.1%	(C)		$39,126,197
Liabilities in Excess of Other Assets – (0.1)%			(39,753)

Net Assets – 100.00%			$39,086,444

*	Non-income producing securities.
(A)	Affiliated Funds – Class A.
(B)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(C)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $39,188,041 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,377,223
Unrealized depreciation	(1,439,067)

Net unrealized depreciation	$(61,844)

The accompanying notes are an integral part of these financial statements.

[49]

Timothy Plan Family of Funds	Conservative Growth

Schedule of Investments	As of September 30, 2012

Mutual Funds – 98.8%	(A)	Shares	Fair Value
Timothy Plan Aggressive Growth Fund	*	163,674	$1,163,720
Timothy Plan Defensive Strategies Fund		735,035	8,908,629
Timothy Plan Fixed Income Fund		1,325,550	14,408,732
Timothy Plan High Yield Bond Fund		444,055	4,200,764
Timothy Plan International Fund		365,310	2,670,417
Timothy Plan Israel Common Values Fund		194,701	1,982,059
Timothy Plan Large/Mid Cap Growth Fund	*	786,727	5,743,105
Timothy Plan Large/Mid Cap Value Fund		472,924	6,999,273
Timothy Plan Small Cap Value Fund	*	173,990	2,564,607

Total Mutual Funds (Cost $44,274,446)			$48,641,306

Money Market Fund – 1.3%		Shares	Fair Value
Fidelity Institutional Money Market Portfolio, 0.11% (Cost $646,115)	(B)	646,115	$646,115

Total Investments (Cost $44,920,561) – 100.1%	(C)		$49,287,421
Liabilities in Excess of Other Assets – (0.1)%			(54,410)

Net Assets – 100.00%			$49,233,011

*	Non-income producing securities.
(A)	Affiliated Funds – Class A.
(B)	Variable rate security; the rate shown represents the yield at September 30, 2012.
(C)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $46,618,332 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$3,123,785
Unrealized depreciation	(454,696)

Net unrealized appreciation	$2,669,089

The accompanying notes are an integral part of these financial statements.

[50]

Timothy Plan Family of Funds

Statements of Assets and Liabilities	September 30, 2012

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund
Assets:
Investments, at cost	$14,724,822	$28,260,104	$42,840,750	$46,779,431	$88,196,648	$78,025,154

Investments, at value	$16,183,462	$31,103,364	$45,880,582	$52,467,013	$111,342,812	$83,062,840
Receivable for securities sold	655,283	196,289	526,435	1,240,386	—	—
Receivable for fund shares sold	37,911	89,591	83,993	46,006	177,040	128,810
Dividends and interest receivable	2,489	51,928	35,155	57,194	137,273	664,495
Due from advisor	—	—	—	—	—	38,288
Prepaid expenses and other assets	22,309	60,848	32,329	30,346	38,336	32,456

Total assets	16,901,454	31,502,020	46,558,494	53,840,945	111,695,461	83,926,889

Liabilities:
Payable for securities purchased	232,854	—	538,617	833,261	—	—
Accrued advisory fees	11,857	26,527	32,432	37,171	78,196	68,952
Payable for fund shares redeemed	9,528	12,961	5,000	14,773	221,694	106,841
Accrued 12b-1 fees	4,876	7,630	12,327	14,004	29,648	22,565
Accrued expenses and other liabilities	43,558	43,171	41,349	28,930	64,748	46,767

Total liabilities	302,673	90,289	629,725	928,139	394,286	245,125

Net assets	$16,598,781	$31,411,731	$45,928,769	$52,912,806	$111,301,175	$83,681,764

Net assets consist of:
Paid in capital	$16,294,626	$44,802,802	$40,450,691	$49,770,944	$99,420,053	$78,968,569
Undistributed net investment income (loss)	(243,524)	44,931	—	62,933	345,523	—
Accumulated net realized gain (loss) on investments	(910,961)	(16,279,262)	2,438,246	(2,608,653)	(11,610,565)	(324,491)
Net unrealized appreciation on investments	1,458,640	2,843,260	3,039,832	5,687,582	23,146,164	5,037,686

Net assets	$16,598,781	$31,411,731	$45,928,769	$52,912,806	$111,301,175	$83,681,764

Class A
Net assets	$14,397,547	$29,794,271	$41,445,799	$47,975,904	$100,632,129	$74,685,062
Shares of beneficial interest outstanding	2,027,332	4,073,807	5,675,438	3,255,187	6,800,169	6,872,721
Net Asset Value, offering price and redemption price per share	$7.10	$7.31	$7.30	$14.74	$14.80	$10.87

Offering price per share (NAV / 0.945) *(NAV / 0.955)	$7.51	$7.74	$7.72	$15.60	$15.66	$11.38	*

Class C
Net assets	$2,201,234	$1,617,460	$4,482,970	$4,936,902	$10,669,046	$8,996,702
Shares of beneficial interest outstanding	342,327	226,164	675,763	390,741	808,098	855,685
Net asset value, offering price and redemption price per share	$6.43	$7.15	$6.63	$12.63	$13.20	$10.51

Minimum redemption price per share (NAV * 0.99)	$6.37	$7.08	$6.56	$12.50	$13.07	$10.40

The accompanying notes are an integral part of these financial statements.

[51]

Timothy Plan Family of Funds

Statements of Assets and Liabilities	September 30, 2012

	High Yield Bond Fund		Israel Common Values Fund (1)	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund
Assets:
Investments, at cost	$33,318,596		$7,996,702	$64,649,326	$36,425,106	$44,920,561

Investments, at value	$34,551,615		$8,096,077	$71,239,292	$39,126,197	$49,287,421
Dividends and interest receivable	712,667		6,365	100,145	46	27
Receivable for fund shares sold	128,935		3,686	95,238	1,416	4,245
Receivable for securities sold	—		100,722	31,262	—	—
Prepaid expenses and other assets	28,063		25,212	49,700	30,652	32,511

Total assets	35,421,280		8,232,062	71,515,637	39,158,311	49,324,204

Liabilities:
Payable for securities purchased	264,938		—	33,415	—	—
Accrued advisory fees	17,003		6,829	35,114	21,000	26,343
Payable for fund shares redeemed	27,221		—	38,258	4,035	21,081
Accrued 12b-1 fees	8,117		1,838	24,958	4,236	5,701
Accrued expenses and other liabilities	29,045		22,677	54,324	42,596	38,068

Total liabilities	346,324		31,344	186,069	71,867	91,193

Net assets	$35,074,956		$8,200,718	$71,329,568	$39,086,444	$49,233,011

Net assets consist of:
Paid in capital	$35,445,773		$8,193,597	$65,144,000	$47,003,740	$49,695,343
Undistributed net investment income (loss)	—		(84,330)	172,609	182,207	276,345
Accumulated net realized gain (loss) on investments	(1,603,836)		(7,924)	(577,007)	(10,800,594)	(5,105,537)
Net unrealized appreciation on investments	1,233,019		99,375	6,589,966	2,701,091	4,366,860

Net assets	$35,074,956		$8,200,718	$71,329,568	$39,086,444	$49,233,011

Class A
Net assets	$33,391,500		$7,983,498	$52,528,632	$32,250,198	$40,041,922
Shares of beneficial interest outstanding	3,528,606		785,188	4,335,523	4,332,265	4,023,502
Net Asset Value, offering price and redemption price per share	$9.46		$10.17	$12.12	$7.44	$9.95

Offering price per share (NAV / 0.945) *(NAV / 0.955)	$9.91	*	$10.76	$12.83	$7.87	$10.53

Class C
Net assets	$1,683,456		$217,220	$18,800,936	$6,836,246	$9,191,089
Shares of beneficial interest outstanding	176,364		21,523	1,582,919	995,010	991,906
Net Asset Value, offering price and redemption price per share	$9.55		$10.09	$11.88	$6.87	$9.27

Minimum redemption price per share (NAV * 0.99)	$9.45		$9.99	$11.76	$6.80	$9.18

(1)	The Israel Common Values Fund commenced operations on October 12, 2011.

The accompanying notes are an integral part of these financial statements.

[52]

Timothy Plan Family of Funds

Statements of Operations	For the Year Ended September 30, 2012

	Aggressive Growth Fund	International Fund	Large/Mid Cap Growth Fund	Small Cap Value Fund	Large/Mid Cap Value Fund	Fixed Income Fund
Investment income:
Interest income	$1,048	$3,402	$3,687	$3,568	$7,769	$2,386,103
Dividend income	53,310	749,267	429,585	902,807	2,048,554	—
Foreign tax withheld	(283)	(71,631)	(1,039)	—	(2,414)	—

Total investment income	54,075	681,038	432,233	906,375	2,053,909	2,386,103

Operating expenses:
Investment advisory fees	135,500	309,274	351,787	431,057	876,340	450,567
12b-1 Fees:
Class A	34,511	73,519	94,369	114,994	232,013	166,139
Class C	21,366	15,195	36,391	47,148	102,936	86,391
Administration fees	34,893	71,401	95,648	120,229	241,751	177,494
Registration fees	39,469	29,684	30,241	29,288	32,589	31,296
Custody fees	26,099	11,082	17,555	13,343	19,552	16,045
Non 12b-1 shareholder servicing fees	18,674	17,373	42,923	28,953	79,893	56,028
Printing expenses	12,605	7,735	18,708	25,031	39,396	22,297
Audit fees	11,130	12,232	11,130	9,130	11,130	11,130
Compliance officer fees	5,406	5,288	7,633	6,358	15,396	10,666
Trustees’ fees	3,644	5,382	6,735	6,358	14,718	11,411
Legal fees	2,575	4,326	4,935	2,594	5,425	2,386
Insurance expenses	411	988	1,109	1,374	2,789	1,981
Miscellaneous expenses	7,716	11,109	5,108	7,585	20,677	7,729

Total operating expenses	353,999	574,588	724,272	843,442	1,694,605	1,051,560
Less: Expenses waived by advisor	—	—	—	—	—	(112,642)

Net operating expenses	353,999	574,588	724,272	843,442	1,694,605	938,918

Net investment income (loss)	(299,924)	106,450	(292,039)	62,933	359,304	1,447,185

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	1,298,159	(1,260,746)	2,840,379	719,802	2,183,461	1,119,022
Capital gain dividends from REITs	68	—	226	105,312	—	—
Distributions of realized gains by underlying investment companies	84	—	723	27,521	14,053	—
Net change in unrealized appreciation on investments	2,716,915	5,891,664	6,897,905	13,945,528	19,698,121	83,832

Net realized and unrealized gain (loss) on investments	4,015,226	4,630,918	9,739,233	14,798,163	21,895,635	1,202,854

Net increase in net assets resulting from operations	$3,715,302	$4,737,368	$9,447,194	$14,861,096	$22,254,939	$2,650,039

The accompanying notes are an integral part of these financial statements.

[53]

Timothy Plan Family of Funds

Statements of Operations	For the Year Ended September 30, 2012

	High Yield Bond Fund	Israel Common Values Fund (1)	Defensive Strategies Fund	Strategic Growth Fund	Conservative Growth Fund
Investment income:
Interest income	$2,154,525	$1,457	$459,366	$638	$958
Dividend income	—	121,924	684,564	—	—
Dividend income from affiliated funds	—	—	—	691,106	866,199
Foreign tax withheld	—	(25,061)	(17,356)	—	—

Total investment income	2,154,525	98,320	1,126,574	691,744	867,157

Operating expenses:
Investment advisory fees	178,462	73,221	442,293	258,482	310,375
12b-1 Fees:
Class A	70,864	17,904	142,656	—	—
Class C	13,982	1,604	166,532	52,009	66,728
Administration fees	69,808	18,253	169,495	92,567	110,348
Registration fees	27,983	43,809	39,402	30,082	31,817
Non 12b-1 shareholder servicing fees	14,301	8,682	23,959	12,771	11,034
Audit fees	12,736	11,133	13,040	4,130	11,033
Printing expenses	11,144	9,900	22,667	19,996	18,471
Custody fees	6,017	16,364	39,240	12,836	10,907
Trustees’ fees	5,185	1,314	10,154	6,785	8,189
Compliance officer fees	4,512	1,432	10,838	5,283	6,722
Legal fees	3,246	1,261	7,619	3,141	5,182
Insurance expenses	759	128	1,670	1,142	1,309
Miscellaneous expenses	6,272	3,008	20,406	10,313	5,966

Total operating expenses	425,271	208,013	1,109,971	509,537	598,081
Less: Expenses waived by advisor	—	—	—	—	—

Net operating expenses	425,271	208,013	1,109,971	509,537	598,081

Net investment income (loss)	1,729,254	(109,693)	16,603	182,207	269,076

Realized and unrealized gain (loss) on investments:
Net realized gain (loss) on investments	190,990	1,366	909,400	(447,532)	1,635,113
Capital gain distributions from affiliated funds	—	—	—	628,601	644,601
Capital gain dividends from REITs	—	—	52,388	—	—
Net change in unrealized appreciation on investments	2,130,949	99,375	7,160,412	6,437,198	3,133,017

Net realized and unrealized gain on investments	2,321,939	100,741	8,122,200	6,618,267	5,412,731

Net increase (decrease) in net assets resulting from operations	$4,051,193	$(8,952)	$8,138,803	$6,800,474	$5,681,807

(1)	The Israel Common Values Fund commenced operations on October 12, 2011.

The accompanying notes are an integral part of these financial statements.

[54]

Timothy Plan Family of Funds

Statements of Changes in Net Assets

	Aggressive Growth Fund			International Fund		Large/Mid Cap Growth Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
Operations:
Net investment income (loss)	$(299,924)	$(302,690)		$106,450	$997,354	$(292,039)	$(317,573)
Net realized gain (loss) on investments	1,298,159	4,761,306		(1,260,746)	482,597	2,840,379	8,917,696
Capital gain dividends from REITs	68	—		—	—	226	—
Distributions of realized gains by underlying investment companies	84	—		—	—	723	—
Net change in unrealized appreciation (depreciation) on investments	2,716,915	(4,054,367)		5,891,664	(6,956,347)	6,897,905	(7,806,078)

Net increase (decrease) in net assets resulting from operations	3,715,302	404,249		4,737,368	(5,476,396)	9,447,194	794,045

Distributions to shareholders:
Net investment income
Class A	—	—		(1,003,855)	(212,572)	—	—
Class C	—	—		(37,702)	(6,909)	—	—
Net realized gains
Class A	—	—		—	—	(1,655,964)	—
Class C	—	—		—	—	(154,620)	—

Total dividends and distributions to shareholders	—	—		(1,041,557)	(219,481)	(1,810,584)	—

Share transactions of beneficial interest:
Net proceeds from shares sold
Class A	5,287,889	10,987,506	(A)	9,560,090	16,623,458	10,978,227	8,167,751	(B)
Class B	—	—		—	—	—	82
Class C	521,055	550,241		368,778	450,556	1,699,860	1,011,733
Reinvestment of dividends and distributions
Class A	—	—		913,673	195,030	1,589,285	—
Class B	—	—		—	—	—	—
Class C	—	—		29,877	5,363	114,500	—
Cost of shares redeemed
Class A	(6,391,333)	(12,290,951)		(12,627,271)	(18,174,455)	(12,456,411)	(13,512,323)
Class B	—	(434,859	)(A)	—	—	—	(796,263	)(B)
Class C	(559,765)	(474,183)		(379,323)	(701,587)	(611,223)	(775,564)

Net increase (decrease) in net assets from share transactions of beneficial interest	(1,142,154)	(1,662,246)		(2,134,176)	(1,601,635)	1,314,238	(5,904,584)

Total Increase (Decrease) in Net Assets	2,573,148	(1,257,997)		1,561,635	(7,297,512)	8,950,848	(5,110,539)

(A)	Includes automatic conversion of Class B shares ($410,353 representing 69,764.999 shares) to Class A shares ($410,353 representing 63,709.878 shares).
(B)	Includes automatic conversion of Class B shares ($735,720 representing 116,705.41 shares) to Class A shares ($735,720 representing 107,627.76 shares).

The accompanying notes are an integral part of these financial statements.

[55]

Timothy Plan Family of Funds

Statements of Changes in Net Assets (Continued)

	Aggressive Growth Fund		International Fund		Large/Mid Cap Growth Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
Net assets:
Beginning of period	14,025,633	15,283,630	29,850,096	37,147,608	36,977,921	42,088,460

End of period*	$16,598,781	$14,025,633	$31,411,731	$29,850,096	$45,928,769	$36,977,921

* Includes undistributed net investment income (loss) at end of year	$(243,524)	$193	$44,931	$973,777	$—	$856

Share Activity:
Shares Sold
Class A	767,834	1,698,086	1,359,366	2,028,026	1,578,172	1,202,215
Class B	—	—	—	—	—	—
Class C	83,427	94,047	54,008	55,985	261,889	157,496
Shares Reinvested
Class A	—	—	137,809	23,898	248,326	—
Class B	—	—	—	—	—	—
Class C	—	—	4,582	669	19,606	—
Shares Redeemed
Class A	(942,716)	(1,942,170)	(1,771,028)	(2,268,154)	(1,808,904)	(2,032,969)
Class B	—	(73,923)	—	—	—	(126,420)
Class C	(89,997)	(80,583)	(55,851)	(89,380)	(95,547)	(122,452)

Net increase (decrease) in shares of beneficial interest outstanding	(181,452)	(304,543)	(271,114)	(248,956)	203,542	(922,130)

The accompanying notes are an integral part of these financial statements.

[56]

Timothy Plan Family of Funds

Statements of Changes in Net Assets

	Small Cap Value Fund			Large/Mid Cap Value Fund			Fixed Income Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2012	Year Ended September 30, 2011
Operations:
Net investment income (loss)	$62,933	$(235,679)		$359,304	$253,634		$1,447,185	$1,754,747
Net realized gain on investments	719,802	10,547,043		2,183,461	6,770,993		1,119,022	344,476
Capital gain dividends from REITs	105,312	30,331		—	—		—	—
Distributions of realized gains by underlying investment companies	27,521	—		14,053	—		—	—
Net change in unrealized appreciation (depreciation) on investments	13,945,528	(11,647,521)		19,698,121	(6,538,239)		83,832	878,362

Net increase (decrease) in net assets resulting from operations	14,861,096	(1,305,826)		22,254,939	486,388		2,650,039	2,977,585

Distributions to shareholders:
Net investment income
Class A	—	—		(192,686)	(261,906)		(1,390,052)	(1,648,039)
Class B	—	—		—	(81)		—	(2,453)
Class C	—	—		—	(14,121)		(117,270)	(162,513)
From return of capital
Class A	—	—		—	—		(164,680)	—
Class C	—	—		—	—		(22,138)	—

Total dividends and distributions to shareholders	—	—		(192,686)	(276,108)		(1,694,140)	(1,813,005)

Share transactions of beneficial interest:
Net proceeds from shares sold
Class A	9,466,165	12,441,689	(A)	22,377,135	22,263,854	(B)	29,593,291	19,544,113	(C)
Class B	—	4,993		—	5,970		—	17,176
Class C	741,076	813,467		1,527,688	1,981,583		2,584,354	2,724,932
Reinvestment of dividends and distributions
Class A	—	—		166,163	227,621		1,387,933	1,507,072
Class B	—	—		—	—		—	1,695
Class C	—	—		—	11,456		118,494	139,301
Cost of shares redeemed
Class A	(14,169,607)	(12,228,520)		(20,066,761)	(25,029,749)		(16,548,854)	(21,533,493)
Class B	—	(3,517,825	)(A)	—	(1,243,569	)(B)	—	(324,671	)(C)
Class C	(940,033)	(1,035,742)		(1,923,286)	(2,549,360)		(2,079,274)	(3,151,176)

Net increase (decrease) in net assets from share transactions of beneficial interest	(4,902,399)	(3,521,938)		2,080,939	(4,332,194)		15,055,944	(1,075,051)

Total Increase (Decrease) in Net Assets	9,958,697	(4,827,764)		24,143,192	(4,121,914)		16,011,843	89,529

(A)	Includes automatic conversion of Class B shares ($3,411,659 representing 310,664.84 shares) to Class A shares ($3,411,659 representing 267,768.61 shares).
(B)	Includes automatic conversion of Class B shares ($1,146,134 representing 95,005.48 shares) to Class A shares ($1,146,134 representing 85,851 shares).
(C)	Includes automatic conversion of Class B shares ($305,905 representing 30,369.32 shares) to Class A shares ($305,905 representing 29,462.54 shares).

The accompanying notes are an integral part of these financial statements.

[57]

Timothy Plan Family of Funds

Statements of Changes in Net Assets (Continued)

	Small Cap Value Fund		Large/Mid Cap Value Fund		Fixed Income Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
Net assets:
Beginning of period	42,954,109	47,781,873	87,157,983	91,279,897	67,669,921	67,580,392

End of period*	$52,912,806	$42,954,109	$111,301,175	$87,157,983	$83,681,764	$67,669,921

* Includes undistributed net investment income (loss) at end of year	$62,933	$—	$345,523	$232,082	$—	$60,137

Share Activity:
Shares Sold
Class A	689,419	962,077	1,617,146	1,667,993	2,736,275	1,858,115
Class B	—	438	—	545	—	1,689
Class C	63,479	71,686	123,919	164,522	247,361	268,029
Shares Reinvested
Class A	—	—	12,494	17,216	128,523	144,648
Class B	—	—	—	—	—	169
Class C	—	—	—	960	11,334	13,842
Shares Redeemed
Class A	(1,051,072)	(934,306)	(1,442,807)	(1,888,346)	(1,531,237)	(2,035,532)
Class B	—	(320,029)	—	(102,892)	—	(32,234)
Class C	(80,270)	(90,575)	(154,756)	(214,474)	(198,943)	(311,801)

Net increase (decrease) in shares of beneficial interest outstanding	(378,444)	(310,709)	155,996	(354,476)	1,393,313	(93,075)

The accompanying notes are an integral part of these financial statements.

[58]

Timothy Plan Family of Funds

Statements of Changes in Net Assets

	High Yield Bond Fund		Israel Common Values Fund (1)	Defensive Strategies Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2012	Year Ended September 30, 2012	Year Ended September 30, 2011
Operations:
Net investment income (loss)	$1,729,254	$1,495,992	$(109,693)	$16,603	$243,202
Net realized gain (loss) on investments	190,990	641,510	1,366	909,400	2,886,487
Capital gain dividends from REITs	—	—	—	52,388	42,437
Net change in unrealized appreciation (depreciation) on investments	2,130,949	(1,912,591)	99,375	7,160,412	(2,692,803)

Net increase (decrease) in net assets resulting from operations	4,051,193	224,911	(8,952)	8,138,803	479,323

Distributions to shareholders:
Net investment income
Class A	(1,666,004)	(1,427,454)	—	(463,463)	—
Class C	(72,710)	(59,102)	—	(30,067)	—
From net realized gains
Class A	—	—	—	(3,030,191)	(112,375)
Class C	—	—	—	(856,233)	(33,422)
From return of capital
Class A	(49,301)	—	—	(175,127)	—
Class C	(2,413)	—	—	(52,013)	—

Total dividends and distributions to shareholders	(1,790,428)	(1,486,556)	—	(4,607,094)	(145,797)

Share transactions of beneficial interest:
Net proceeds from shares sold
Class A	20,228,788	12,333,861	11,718,256	31,938,021	28,601,051
Class C	734,558	610,998	336,402	6,490,538	8,352,520
Reinvestment of dividends and distributions
Class A	1,538,720	1,345,820	—	3,264,161	111,243
Class C	57,907	41,814	—	932,036	33,336
Cost of shares redeemed
Class A	(13,635,827)	(10,987,110)	(3,724,284)	(28,825,727)	(8,638,114)
Class C	(413,933)	(436,012)	(120,704)	(2,770,955)	(910,938)

Net increase (decrease) in net assets from share transactions of beneficial interest	8,510,213	2,909,371	8,209,670	11,028,074	27,549,098

Total Increase (Decrease) in Net Assets	10,770,978	1,647,726	8,200,718	14,559,783	27,882,624

(1)	The Israel Common Values Fund commenced operations on October 12, 2011.

The accompanying notes are an integral part of these financial statements.

[59]

Timothy Plan Family of Funds

Statements of Changes in Net Assets (Continued)

	High Yield Bond Fund		Israel Common Values Fund (1)	Defensive Strategies Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Period Ended September 30, 2012	Year Ended September 30, 2012	Year Ended September 30, 2011
Net assets:
Beginning of period	24,303,978	22,656,252	—	56,769,785	28,887,161

End of period*	$35,074,956	$24,303,978	$8,200,718	$71,329,568	$56,769,785

* Includes undistributed net investment income (loss) at end of period	$—	$9,460	$(84,330)	$172,609	$(900,105)

Share Activity:
Shares Sold
Class A	2,188,769	1,320,132	1,153,664	2,657,882	2,412,710
Class C	78,895	64,843	33,037	558,363	734,318
Shares Reinvested
Class A	166,421	147,305	—	283,347	9,995
Class C	6,212	4,549	—	82,046	3,033
Shares Redeemed
Class A	(1,479,733)	(1,188,798)	(368,476)	(2,475,935)	(735,810)
Class C	(44,704)	(46,817)	(11,514)	(239,208)	(77,986)

Net increase (decrease) in shares of beneficial interest outstanding	915,860	301,214	806,711	866,495	2,346,260

The accompanying notes are an integral part of these financial statements.

[60]

Timothy Plan Family of Funds

Statements of Changes in Net Assets

	Strategic Growth Fund			Conservative Growth Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011		Year Ended September 30, 2012	Year Ended September 30, 2011
Operations:
Net investment income (loss)	$182,207	$(189,939)		$269,076	$145,364
Net realized gain (loss) on investments	(447,532)	(1,558,069)		1,635,113	(117,573)
Capital gain distributions from affiliated funds	628,601	—		644,601	—
Net change in unrealized appreciation on investments	6,437,198	787,545		3,133,017	222,040

Net increase (decrease) in net assets resulting from operations	6,800,474	(960,463)		5,681,807	249,831

Distributions to shareholders:
Net investment income
Class A	—	—		(49,894)	(322,689)
Class B	—	—		—	(12,992)
Class C	—	—		—	(57,747)
From return of capital
Class A	—	(41,359)		—	—

Total dividends and distributions to shareholders	—	(41,359)		(49,894)	(393,428)

Share transactions of beneficial interest:
Net proceeds from shares sold
Class A	2,739,030	11,602,959	(A)	5,968,016	11,948,847	(B)
Class B	—	915		—	86,938
Class C	818,628	1,483,698		1,927,268	2,242,908
Reinvestment of dividends and distributions
Class A	—	37,242		46,328	285,257
Class B	—	—		—	12,537
Class C	—	—		—	53,050
Cost of shares redeemed
Class A	(7,434,707)	(13,360,343)		(5,947,763)	(11,723,735)
Class B	—	(5,109,691	)(A)	—	(3,617,843	)(B)
Class C	(1,552,381)	(1,668,875)		(1,686,942)	(1,577,257)

Net increase (decrease) in net assets from share transactions of beneficial interest	(5,429,430)	(7,014,095)		306,907	(2,289,298)

Total Increase (Decrease) in Net Assets	1,371,044	(8,015,917)		5,938,820	(2,432,895)

(A)	Includes automatic conversion of Class B shares ($2,385,212 representing 341,496.09 shares) to Class A shares ($2,385,212 representing 320,934.11 shares).
(B)	Includes automatic conversion of Class B shares ($3,374,998 representing 382,807.56 shares) to Class A shares ($3,374,998 representing 360,845.90 shares).

The accompanying notes are an integral part of these financial statements.

[61]

Timothy Plan Family of Funds

Statements of Changes in Net Assets (Continued)

	Strategic Growth Fund		Conservative Growth Fund
	Year Ended September 30, 2012	Year Ended September 30, 2011	Year Ended September 30, 2012	Year Ended September 30, 2011
Net assets:
Beginning of period	37,715,400	45,731,317	43,294,191	45,727,086

End of period*	$39,086,444	$37,715,400	$49,233,011	$43,294,191

* Includes undistributed net investment income (loss) at end of year	$182,207	$14,351	$276,345	$134,095

Share Activity:
Shares Sold
Class A	382,740	1,612,904	621,169	1,273,358
Class B	—	135	—	9,964
Class C	124,012	221,382	213,342	254,069
Shares Reinvested
Class A	—	5,216	4,939	30,839
Class B	—	—	—	1,434
Class C	—	—	—	6,084
Shares Redeemed
Class A	(1,040,902)	(1,879,526)	(618,780)	(1,255,867)
Class B	—	(766,198)	—	(410,466)
Class C	(235,669)	(255,163)	(187,625)	(178,853)

Net increase (decrease) in shares of beneficial interest outstanding	(769,819)	(1,061,251)	33,045	(269,438)

The accompanying notes are an integral part of these financial statements.

[62]

Timothy Plan Family of Funds

Financial Highlights

	Aggressive Growth
	(Class A Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008		2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$5.57		$5.42		$4.51	$3.71		$6.80		$7.04

Income (loss) from investment operations:
Net investment income (loss)	(0.12	)(B)	(0.10	)(B)	(0.09)	(0.05)		(0.07)		(0.06)
Net realized and unrealized gain (loss) on investments	1.65		0.25		1.00	0.85		(3.01)		0.59

Total from investment operations	1.53		0.15		0.91	0.80		(3.08)		0.53

Less Distributions:
From net investment income	—		—		—	—		—		—
From net realized gains on investments	—		—		—	—		(0.01)		(0.77)

Total distributions	—		—		—	—		(0.01)		(0.77)

Net asset value, end of period	$7.10		$5.57		$5.42	$4.51		$3.71		$6.80

Total return (C)(D)	27.47%		2.77%		20.18%	21.56	%(F)	(45.27)%		7.66%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$14,398		$12,259		$13,247	$17,007		$14,575		$24,041
Ratios to average net assets
Expenses, before reimbursement	2.12%		1.81%		1.88%	1.85	%(G)	1.72%		1.52%
Expenses, net reimbursement	2.12%		1.81%		1.88%	1.85	%(G)	1.72%		1.55%
Net investment income (loss), before reimbursement	(1.78)%		(1.52)%		(1.61)%	(1.58	)%(G)	(1.33)%		(0.94)%
Net investment income (loss), net reimbursement	(1.78)%		(1.52)%		(1.61)%	(1.58	)%(G)	(1.33)%		(0.97)%
Portfolio turnover rate	147%		201%		89%	136%		244	%(E)	59%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-advisor for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[63]

Timothy Plan Family of Funds

Financial Highlights

	Aggressive Growth
	(Class C Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008		2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$5.06		$4.98		$4.18	$3.46		$6.37		$6.69

Income (loss) from investment operations:
Net investment income (loss)	(0.16	)(B)	(0.13	)(B)	(0.11)	(0.06)		(0.11)		(0.10)
Net realized and unrealized gain (loss) on investments	1.53		0.21		0.91	0.78		(2.79)		0.55

Total from investment operations	1.37		0.08		0.80	0.72		(2.90)		0.45

Less Distributions:
From net investment income	—		—		—	—		—		—
From net realized gains on investments	—		—		—	—		(0.01)		(0.77)

Total distributions	—		—		—	—		(0.01)		(0.77)

Net asset value, end of period	$6.43		$5.06		$4.98	$4.18		$3.46		$6.37

Total return (C)(D)	27.08%		1.61%		19.14%	20.81	%(F)	(45.50)%		6.86%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$2,201		$1,766		$1,670	$1,477		$1,272		$2,277
Ratios to average net assets
Expenses, before reimbursement	2.87%		2.57%		2.63%	2.60	%(G)	2.47%		2.27%
Expenses, net reimbursement	2.87%		2.57%		2.63%	2.60	%(G)	2.47%		2.30%
Net investment income (loss), before reimbursement	(2.53)%		(2.28)%		(2.35)%	(2.33	)%(G)	(2.08)%		(1.70)%
Net investment income (loss), net reimbursement	(2.53)%		(2.28)%		(2.35)%	(2.33	)%(G)	(2.08)%		(1.73)%
Portfolio turnover rate	147%		201%		89%	136%		244	%(E)	59%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-advisor for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[64]

Timothy Plan Family of Funds

Financial Highlights

International
(Class A Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2009 (A)	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007 (C)
2012	2011	2010
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$6.54	$7.71	$7.52	$5.92	$11.00	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.03	(B)	0.20	(B)	0.04	0.08	0.09	0.04
Net realized and unrealized gain (loss) on investments	0.97	(1.33)	0.26	1.52	(5.08)	1.00

Total from investment operations	1.00	(1.13)	0.30	1.60	(4.99)	1.04

Less Distributions:
From net investment income	(0.23)	(0.04)	(0.11)	—	(0.09)	(0.04)
From net realized gains on investments	—	—	—	—	—	—

Total distributions	(0.23)	(0.04)	(0.11)	—	(0.09)	(0.04)

Net asset value, end of period	$7.31	$6.54	$7.71	$7.52	$5.92	$11.00

Total return (D)(E)	15.73%	(14.72)%	3.93%	27.03	%(F)	(45.38)%	10.39	%(F)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$29,794	$28,423	$35,206	$37,248	$31,214	$42,298
Ratio of expenses to average net assets	1.82%	1.70%	1.74%	1.72	%(G)	1.66%	1.69	%(G)
Ratio of net investment income (loss) to average net assets	0.38%	2.45%	0.58%	1.68	%(G)	1.12%	0.58	%(G)
Portfolio turnover rate	34%	62%	41%	38%	32%	13%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	For the period May 3, 2007 (Commencement of Operations) to December 31, 2007.
(D)	Total return calculation does not reflect sales load.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[65]

Timothy Plan Family of Funds

Financial Highlights

International
(Class C Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2009 (A)	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007 (C)
2012	2011	2010
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$6.39	$7.58	$7.41	$5.87	$10.97	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.02	)(B)	0.13	(B)	(0.01)	0.04	0.04	(0.02)
Net realized and unrealized gain (loss) on investments	0.95	(1.29)	0.25	1.50	(5.07)	0.99

Total from investment operations	0.93	(1.16)	0.24	1.54	(5.03)	0.97

Less Distributions:
From net investment income	(0.17)	(0.03)	(0.07)	—	(0.07)	—	*
From net realized gains on investments	—	—	—	—	—	—

Total distributions	(0.17)	(0.03)	(0.07)	—	(0.07)	—

Net asset value, end of period	$7.15	$6.39	$7.58	$7.41	$5.87	$10.97

Total return (D)(E)	14.88%	(15.40)%	3.27%	26.24	%(F)	(45.79)%	9.71	%(F)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$1,617	$1,427	$1,941	$1,417	$984	$1,318
Ratio of expenses to average net assets	2.57%	2.45%	2.49%	2.47	%(G)	2.40%	2.48	%(G)
Ratio of net investment income (loss) to average net assets	(0.32)%	1.58%	(0.15)%	0.85	%(G)	0.45%	(0.44	)%(G)
Portfolio turnover rate	34%	62%	41%	38%	32%	13%

*	Amount is less than $0.005 per share.
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	For the period May 3, 2007 (Commencement of Operations) to December 31, 2007.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[66]

Timothy Plan Family of Funds

Financial Highlights

	Large/Mid Cap Growth
	(Class A Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008		2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$6.05		$5.99		$5.37	$4.38		$6.89		$7.25

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(B)	(0.04	)(B)	(0.04)	(0.02)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	1.61		0.10		0.66	1.01		(2.46)		0.39

Total from investment operations	1.57		0.06		0.62	0.99		(2.50)		0.36

Less Distributions:
From net investment income	—		—		—	—		—		—
From net realized gains on investments	(0.32)		—		—	—		(0.01)		(0.72)

Total distributions	(0.32)		—		—	—		(0.01)		(0.72)

Net asset value, end of period	$7.30		$6.05		$5.99	$5.37		$4.38		$6.89

Total return (C)(D)	26.61%		1.00%		11.55%	22.60	%(F)	(36.30)%		5.09%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$41,446		$34,252		$38,865	$35,973		$32,484		$53,183
Ratios to average net assets
Expenses, before reimbursement	1.68%		1.60%		1.66%	1.67	%(G)	1.56%		1.46%
Expenses, net reimbursement	1.68%		1.60%		1.66%	1.67	%(G)	1.56%		1.46%
Net investment income (loss), before reimbursement	(0.63)%		(0.64)%		(0.74)%	(0.58	)%(G)	(0.64)%		(0.37)%
Net investment income (loss), net reimbursement	(0.63)%		(0.64)%		(0.74)%	(0.58	)%(G)	(0.64)%		(0.37)%
Portfolio turnover rate	127%		150%		78%	78%		177	%(E)	45%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-advisor for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[67]

Timothy Plan Family of Funds

Financial Highlights

	Large/Mid Cap Growth
	(Class C Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008		2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$5.57		$5.55		$5.01	$4.11		$6.51		$6.95

Income (loss) from investment operations:
Net investment income (loss)	(0.09	)(B)	(0.09	)(B)	(0.08)	(0.04)		(0.08)		(0.07)
Net realized and unrealized gain (loss) on investments	1.47		0.11		0.62	0.94		(2.31)		0.35

Total from investment operations	1.38		0.02		0.54	0.90		(2.39)		0.28

Less Distributions:
From net investment income	—		—		—	—		—		—
From net realized gains on investments	(0.32)		—		—	—		(0.01)		(0.72)

Total distributions	(0.32)		—		—	—		(0.01)		(0.72)

Net asset value, end of period	$6.63		$5.57		$5.55	$5.01		$4.11		$6.51

Total return (C)(D)	25.47%		0.36%		10.78%	21.90	%(F)	(36.73)%		4.15%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$4,483		$2,726		$2,523	$2,120		$1,971		$3,097
Ratios to average net assets
Expenses, before reimbursement	2.44%		2.35%		2.41%	2.42	%(G)	2.31%		2.22%
Expenses, net reimbursement	2.44%		2.35%		2.41%	2.42	%(G)	2.31%		2.22%
Net investment income (loss), before reimbursement	(1.38)%		(1.38)%		(1.49)%	(1.33	)%(G)	(1.39)%		(1.12)%
Net investment income (loss), net reimbursement	(1.38)%		(1.38)%		(1.49)%	(1.33	)%(G)	(1.39)%		(1.12)%
Portfolio turnover rate	127%		150%		78%	78%		177	%(E)	45%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	On January 1, 2008, Chartwell Investment Partners became sub-advisor for the Fund.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[68]

Timothy Plan Family of Funds

Financial Highlights

	Small Cap Value
	(Class A Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$10.82		$11.28		$10.25	$8.88		$13.27	$14.94

Income (loss) from investment operations:
Net investment income (loss)	0.03	(B)	(0.05	)(B)	(0.06)	(0.05)		0.01	0.04
Net realized and unrealized gain (loss) on investments	3.89		(0.41	)(C)	1.09	1.42		(4.33)	0.36

Total from investment operations	3.92		(0.46)		1.03	1.37		(4.32)	0.40

Less Distributions:
From net investment income	—		—		—	—		—	(0.03)
From net realized gains on investments	—		—		—	—		(0.07)	(2.04)

Total distributions	—		—		—	—		(0.07)	(2.07)

Net asset value, end of period	$14.74		$10.82		$11.28	$10.25		$8.88	$13.27

Total return (D)(E)	36.23%		(4.08)%		10.05%	15.43	%(F)	(32.50)%	2.87%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$47,976		$39,145		$40,482	$47,268		$42,651	$62,525
Ratio of expenses to average net assets	1.59%		1.53%		1.59%	1.59	%(G)	1.50%	1.44%
Ratio of net investment income (loss) to average net assets	0.19%		(0.36)%		(0.51)%	(0.71	)%(G)	0.05%	0.24%
Portfolio turnover rate	65%		102%		64%	57%		110%	60%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(D)	Total return calculation does not reflect sales load.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[69]

Timothy Plan Family of Funds

Financial Highlights

	Small Cap Value
	(Class C Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$9.35		$9.82		$8.99	$7.83		$11.80	$13.58

Income (loss) from investment operations:
Net investment income (loss)	(0.06	)(B)	(0.13	)(B)	(0.12)	(0.09)		(0.07)	(0.05)
Net realized and unrealized gain (loss) on investments	3.34		(0.34	)(C)	0.95	1.25		(3.83)	0.31

Total from investment operations	3.28		(0.47)		0.83	1.16		(3.90)	0.26

Less Distributions:
From net investment income	—		—		—	—		—	—
From net realized gains on investments	—		—		—	—		(0.07)	(2.04)

Total distributions	—		—		—	—		(0.07)	(2.04)

Net asset value, end of period	$12.63		$9.35		$9.82	$8.99		$7.83	$11.80

Total return (D)(E)	35.08%		(4.79)%		9.23%	14.81	%(F)	(32.99)%	2.13%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$4,937		$3,809		$4,186	$3,867		$3,901	$6,341
Ratio of expenses to average net assets	2.34%		2.28%		2.34%	2.34	%(G)	2.25%	2.19%
Ratio of net investment income (loss) to average net assets	(0.55)%		(1.12)%		(1.26)%	(1.45	)%(G)	(0.70)%	(0.47)%
Portfolio turnover rate	65%		102%		64%	57%		110%	60%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[70]

Timothy Plan Family of Funds

Financial Highlights

Large/Mid Cap Value
(Class A Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2009 (A)	For the Year Ended December 31,
2012	2011	2010	2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$11.83	$11.84	$10.72	$9.10	$15.48	$14.31

Income (loss) from investment operations:
Net investment income (loss)	0.06	(B)	0.04	(B)	0.05	0.04	0.05	0.15
Net realized and unrealized gain (loss) on investments	2.94	(0.01	)(C)	1.12	1.58	(6.26)	2.26

Total from investment operations	3.00	0.03	1.17	1.62	(6.21)	2.41

Less Distributions:
From net investment income	(0.03)	(0.04)	(0.05)	—	(0.03)	(0.16)
From net realized gains on investments	—	—	—	—	(0.14)	(1.08)
From return of capital	—	—	—	—	—	—

Total distributions	(0.03)	(0.04)	(0.05)	—	(0.17)	(1.24)

Net asset value, end of period	$14.80	$11.83	$11.84	$10.72	$9.10	$15.48

Total return (D)(E)	25.39%	0.20%	10.94%	17.80	%(F)	(40.05)%	17.02%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$100,632	$78,255	$80,700	$82,784	$69,695	$103,828
Ratio of expenses to average net assets	1.57%	1.51%	1.58%	1.57	%(G)	1.51%	1.44%
Ratio of net investment income (loss) to average net assets	0.42%	0.33%	0.39%	0.57	%(G)	0.39%	0.99%
Portfolio turnover rate	7%	19%	38%	32%	77%	48%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(D)	Total return calculation does not reflect sales load.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[71]

Timothy Plan Family of Funds

Financial Highlights

	Large/Mid Cap Value
	(Class C Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$10.61		$10.68		$9.73	$8.31		$14.24	$13.28

Income (loss) from investment operations:
Net investment income (loss)	(0.04	)(B)	(0.05	)(B)	(0.05)	(0.01)		(0.04)	0.02
Net realized and unrealized gain (loss) on investments	2.63		—	(C)	1.03	1.43		(5.73)	2.10

Total from investment operations	2.59		(0.05)		0.98	1.42		(5.77)	2.12

Less Distributions:
From net investment income	—		(0.02)		(0.03)	—		(0.02)	(0.08)
From net realized gains on investments	—		—		—	—		(0.14)	(1.08)
From return of capital	—		—		—	—		—	—

Total distributions	—		(0.02)		(0.03)	—		(0.16)	(1.16)

Net asset value, end of period	$13.20		$10.61		$10.68	$9.73		$8.31	$14.24

Total return (D)(E)	24.41%		(0.52)%		10.12%	17.09	%(F)	(40.49)%	16.13%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$10,669		$8,903		$9,484	$9,552		$8,544	$12,722
Ratio of expenses to average net assets	2.32%		2.26%		2.33%	2.32	%(G)	2.26%	2.19%
Ratio of net investment income (loss) to average net assets	(0.32)%		(0.43)%		(0.35)%	(0.18	)%(G)	(0.35)%	0.18%
Portfolio turnover rate	7%		19%		38%	32%		77%	48%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not agree to the aggregate gains and losses in the Statement of Operations due to the fluctuations in share transactions.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[72]

Timothy Plan Family of Funds

Financial Highlights

Fixed Income
(Class A Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2009 (A)	For the Year Ended December 31,
2012	2011	2010	2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$10.72	$10.56	$10.14	$9.56	$9.99	$9.94

Income (loss) from investment operations:
Net investment income (loss)	0.22	(B)	0.28	(B)	0.29	(B)	0.24	0.43	0.44
Net realized and unrealized gain (loss) on investments	0.18	0.18	0.42	0.58	(0.43)	0.06

Total from investment operations	0.40	0.46	0.71	0.82	—	0.50

Less Distributions:
From net investment income	(0.22)	(0.30)	(0.29)	(0.24)	(0.43)	(0.45)
From return of capital	(0.03)	—	—	—	—	—

Total distributions	(0.25)	(0.30)	(0.29)	(0.24)	(0.43)	(0.45)

Net asset value, end of period	$10.87	$10.72	$10.56	$10.14	$9.56	$9.99

Total return (C)(D)	3.73%	4.42%	7.07%	8.70	%(E)	(0.05)%	5.19%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$74,685	$59,405	$58,831	$48,074	$37,367	$45,371
Ratios to average net assets
Expenses, before waiver and reimbursement	1.31%	1.27%	1.36%	1.35	%(F)	1.29%	1.21%
Expenses, net waiver and reimbursement	1.16%	1.15%	1.21%	1.20	%(F)	1.14%	1.06%
Net investment income (loss), before waiver and reimbursement	1.86%	2.58%	2.63%	3.24	%(F)	4.11%	4.33%
Net investment income (loss), net waiver and reimbursement	2.01%	2.71%	2.78%	3.39	%(F)	4.26%	4.48%
Portfolio turnover rate	19%	22%	26%	22%	35%	45%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

[73]

Timothy Plan Family of Funds

Financial Highlights

Fixed Income
(Class C Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2009 (A)	For the Year Ended December 31,
2012	2011	2010	2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$10.38	$10.22	$9.82	$9.28	$9.69	$9.66

Income (loss) from investment operations:
Net investment income (loss)	0.13	(B)	0.20	(B)	0.21	0.18	0.33	0.37
Net realized and unrealized gain (loss) on investments	0.17	0.17	0.41	0.56	(0.40)	0.04

Total from investment operations	0.30	0.37	0.62	0.74	(0.07)	0.41

Less Distributions:
From net investment income	(0.14)	(0.21)	(0.22)	(0.20)	(0.34)	(0.38)
From return of capital	(0.03)	—	—	—	—	—

Total distributions	(0.17)	(0.21)	(0.22)	(0.20)	(0.34)	(0.38)

Net asset value, end of period	$10.51	$10.38	$10.22	$9.82	$9.28	$9.69

Total return (C)(D)	2.88%	3.68%	6.36%	8.02	%(E)	(0.72)%	4.37%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$8,997	$8,265	$8,438	$5,212	$2,883	$2,842
Ratios to average net assets
Expenses, before waiver and reimbursement	2.06%	2.23%	2.12%	2.10	%(F)	2.06%	1.96%
Expenses, net waiver and reimbursement	1.91%	1.90%	1.97%	1.95	%(F)	1.91%	1.81%
Net investment income (loss), before waiver and reimbursement	1.12%	1.61%	1.88%	2.50	%(F)	3.33%	3.59%
Net investment income (loss), net waiver and reimbursement	1.27%	1.95%	2.03%	2.65	%(F)	3.48%	3.74%
Portfolio turnover rate	19%	22%	26%	22%	35%	45%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

[74]

Timothy Plan Family of Funds

Financial Highlights

High Yield Bond
(Class A Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2009 (A)	For the Year Ended December 31,
2012	2011	2010	2008	2007 (C)
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$8.71	$9.10	$8.46	$6.23	$9.53	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.54	(B)	0.54	(B)	0.60	0.48	0.61	0.36
Net realized and unrealized gain (loss) on investments	0.76	(0.39)	0.63	2.23	(3.30)	(0.47)

Total from investment operations	1.30	0.15	1.23	2.71	(2.69)	(0.11)

Less Distributions:
From net investment income	(0.53)	(0.54)	(0.59)	(0.48)	(0.60)	(0.36)
From net realized gains on investments	—	—	—	—	(0.01)	—
From return of capital	(0.02)	—	—	—	—	—

Total distributions	(0.55)	(0.54)	(0.59)	(0.48)	(0.61)	(0.36)

Net asset value, end of period	$9.46	$8.71	$9.10	$8.46	$6.23	$9.53

Total return (D)(E)	15.17%	1.48%	14.98%	45.11	%(F)	(29.55)%	(1.14	)%(F)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$33,392	$23,110	$21,617	$18,740	$13,283	$20,284
Ratios to average net assets
Expenses, before waiver and reimbursement	1.39%	1.30%	1.43%	1.46	%(G)	1.41%	1.45	%(G)
Expenses, net waiver and reimbursement	1.39%	1.30%	1.43%	1.46	%(G)	1.41%	1.35	%(G)
Net investment income (loss), before waiver and reimbursement	5.84%	5.81%	6.72%	8.75	%(G)	7.06%	5.67	%(G)
Net investment income (loss), net waiver and reimbursement	5.84%	5.81%	6.72%	8.75	%(G)	7.06%	5.77	%(G)
Portfolio turnover rate	24%	60%	40%	34%	28%	23%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	For the period May 7, 2007 (Commencement of Operations) to December 31, 2007.
(D)	Total return calculation does not reflect sales load.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[75]

Timothy Plan Family of Funds

Financial Highlights

High Yield Bond
(Class C Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2009 (A)	For the Year Ended December 31, 2008	For the Period Ended December 31, 2007 (C)
2012	2011	2010
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$8.79	$9.17	$8.51	$6.29	$9.60	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.47	(B)	0.47	(B)	0.53	(B)	0.43	(B)	0.53	0.26
Net realized and unrealized gain (loss) on investments	0.77	(0.39)	0.66	2.24	(3.33)	(0.40)

Total from investment operations	1.24	0.08	1.19	2.67	(2.80)	(0.14)

Less Distributions:
From net investment income	(0.46)	(0.46)	(0.53)	(0.45)	(0.50)	(0.26)
From net realized gains on investments	—	—	—	—	(0.01)	—
From return of capital	(0.02)	—	—	—	—	—

Total distributions	(0.48)	(0.46)	(0.53)	(0.45)	(0.51)	(0.26)

Net asset value, end of period	$9.55	$8.79	$9.17	$8.51	$6.29	$9.60

Total return (D)(E)	14.33%	0.72%	14.36%	43.90	%(F)	(30.17)%	(1.38	)%(F)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$1,683	$1,194	$1,039	$547	$141	$241
Ratios to average net assets
Expenses, before wavier and reimbursement	2.14%	2.05%	2.18%	2.20	%(G)	2.14%	2.20	%(G)
Expenses, net waiver and reimbursement	2.14%	2.05%	2.18%	2.20	%(G)	2.14%	2.10	%(G)
Net investment income (loss), before waiver and reimbursement	5.08%	5.06%	5.99%	7.55	%(G)	6.26%	5.24	%(G)
Net investment income (loss), net waiver and reimbursement	5.08%	5.06%	5.99%	7.55	%(G)	6.26%	5.34	%(G)
Portfolio turnover rate	24%	60%	40%	34%	28%	23%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	For the period May 7, 2007 (Commencement of Operations) to December 31, 2007.
(D)	Total return calculation does not reflect redemption fee.
(E)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends. Total return would have been higher or lower if certain expenses had not been reimbursed, waived or recouped.
(F)	For periods of less than one full year, total return is not annualized.
(G)	Annualized.

The accompanying notes are an integral part of these financial statements.

[76]

Timothy Plan Family of Funds

Financial Highlights

	Israel Common Values
	(Class A Shares)
	For the Period Ended September 30, 2012 (A)

Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (B)	(0.15)
Net realized and unrealized gain on investments	0.32

Total from investment operations	0.17

Less Distributions:
From net investment income	—
From net realized gains on investments	—

Total distributions	—

Net asset value, end of period	$10.17

Total return (C)(D)	1.80	%(E)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$7,983
Ratio of expenses to average net assets	2.82	%(F)
Ratio of net investment income (loss) to average net assets	(1.48	)%(F)
Portfolio turnover rate	37%

(A)	For the period October 12, 2011 (Commencement of Operations) to September 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

[77]

Timothy Plan Family of Funds

Financial Highlights

	Israel Common Values
	(Class C Shares)
	For the Period Ended September 30, 2012 (A)

Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$10.00

Income (loss) from investment operations:
Net investment income (loss) (B)	(0.22)
Net realized and unrealized gain on investments	0.31

Total from investment operations	0.09

Less Distributions:
From net investment income	—
From net realized gains on investments	—

Total distributions	—

Net asset value, end of period	$10.09

Total return (C)(D)	1.00	%(E)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$217
Ratio of expenses to average net assets	3.53	%(F)
Ratio of net investment income (loss) to average net assets	(2.21	)%(F)
Portfolio turnover rate	37%

(A)	For the period October 12, 2011 (Commencement of Operations) to September 30, 2012.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

[78]

Timothy Plan Family of Funds

Financial Highlights

Defensive Strategies
(Class A Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2010 (A)
2012	2011
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$11.28	$10.70	$10.00

Income (loss) from investment operations:
Net investment income (loss)	0.02	(B)	0.09	(B)	0.02
Net realized and unrealized gain (loss) on investments	1.62	0.54	1.08

Total from investment operations	1.64	0.63	1.10

Less Distributions:
From net investment income	(0.10)	—	—
From net realized gains on investments	(0.66)	(0.05)	(0.21)
From return of capital	(0.04)	—	(0.19)

Total distributions	(0.80)	(0.05)	(0.40)

Net asset value, end of period	$12.12	$11.28	$10.70

Total return (C)(D)	14.87%	5.88%	10.97	%(E)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$52,529	$43,670	$23,360
Ratio of expenses to average net assets	1.33%	1.29%	1.51	%(F)
Ratio of net investment income (loss) to average net assets	0.20%	0.75%	0.13	%(F)
Portfolio turnover rate	247%	64%	41%

(A)	For the period November 4, 2009 (Commencement of Operations) to September 30, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

[79]

Timothy Plan Family of Funds

Financial Highlights

Defensive Strategies
(Class C Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2010 (A)
2012	2011
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$11.09	$10.58	$10.00

Income (loss) from investment operations:
Net investment income (loss)	(0.07	)(B)	0.02	(B)	(0.06)
Net realized and unrealized gain (loss) on investments	1.58	0.54	1.08

Total from investment operations	1.51	0.56	1.02

Less Distributions:
From net investment income	(0.02)	—	—
From net realized gains on investments	(0.66)	(0.05)	(0.21)
From return of capital	(0.04)	—	(0.23)

Total distributions	(0.72)	(0.05)	(0.44)

Net asset value, end of period	$11.88	$11.09	$10.58

Total return (C)(D)	13.91%	5.28%	10.18	%(E)
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$18,801	$13,100	$5,527
Ratio of expenses to average net assets	2.09%	2.03%	2.28	%(F)
Ratio of net investment income (loss) to average net assets	(0.60)%	0.15%	(0.64	)%(F)
Portfolio turnover rate	247%	64%	41%

(A)	For the period November 4, 2009 (Commencement of Operations) to September 30, 2010.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	For periods of less than one full year, total return is not annualized.
(F)	Annualized.

The accompanying notes are an integral part of these financial statements.

[80]

Timothy Plan Family of Funds

Financial Highlights

	Strategic Growth
	(Class A Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$6.27		$6.49		$5.97	$4.86		$9.12	$9.69

Income (loss) from investment operations:
Net investment income (loss)	0.04	(B)	(0.02	)(B)	0.02	(0.01)		0.01	0.10
Net realized and unrealized gain (loss) on investments	1.13		(0.19)		0.50	1.12		(3.66)	0.90

Total from investment operations	1.17		(0.21)		0.52	1.11		(3.65)	1.00

Less Distributions:
From net investment income	—		—		—	—		(0.09)	(0.10)
From net realized gains on investments	—		—		—	—		(0.52)	(1.47)
From return of capital	—		(0.01)		—	—		—	—

Total distributions	—		(0.01)		—	—		(0.61)	(1.57)

Net asset value, end of period	$7.44		$6.27		$6.49	$5.97		$4.86	$9.12

Total return (C)(D)	18.66%		(3.29)%		8.71%	22.84	%(G)	(39.82)%	10.45%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$32,250		$31,269		$34,098	$30,066		$25,440	$44,231
Ratio of expenses to average net assets (E)	1.15%		1.05%		1.11%	1.11	%(H)	1.03%	1.00%
Ratio of net investment income (loss) to average net assets (E)(F)	0.60%		(0.23)%		0.30%	(0.25	)%(H)	0.12%	1.10%
Portfolio turnover rate	33%		22%		25%	5%		17%	45%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

[81]

Timothy Plan Family of Funds

Financial Highlights

	Strategic Growth
	(Class C Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$5.82		$6.09		$5.64	$4.62		$8.70	$9.31

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(B)	(0.07	)(B)	(0.03)	(0.04)		(0.05)	0.03
Net realized and unrealized gain (loss) on investments	1.06		(0.20)		0.48	1.06		(3.47)	0.86

Total from investment operations	1.05		(0.27)		0.45	1.02		(3.52)	0.89

Less Distributions:
From net investment income	—		—		—	—		(0.04)	(0.03)
From net realized gains on investments	—		—		—	—		(0.52)	(1.47)

Total distributions	—		—		—	—		(0.56)	(1.50)

Net asset value, end of period	$6.87		$5.82		$6.09	$5.64		$4.62	$8.70

Total return (C)(D)	18.04%		(4.43)%		7.98%	22.08	%(G)	(40.32)%	9.73%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$6,836		$6,446		$6,950	$7,608		$6,423	$9,836
Ratio of expenses to average net assets (E)	1.90%		1.82%		1.86%	1.85	%(H)	1.78%	1.75%
Ratio of net investment income (loss) to average net assets (E)(F)	(0.22)%		(1.00)%		(0.46)%	(1.00	)%(H)	(0.61)%	0.43%
Portfolio turnover rate	33%		22%		25%	5%		17%	45%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

[82]

Timothy Plan Family of Funds

Financial Highlights

Conservative Growth
(Class A Shares)
For the Year Ended September 30,	For the Period Ended September 30, 2009 (A)	For the Year Ended December 31,
2012	2011	2010	2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$8.80	$8.83	$8.25	$6.94	$10.49	$11.10

Income (loss) from investment operations:
Net investment income (loss)	0.07	(B)	0.04	(B)	0.09	0.04	0.13	0.22
Net realized and unrealized gain (loss) on investments	1.09	0.01	0.60	1.27	(3.18)	0.75

Total from investment operations	1.16	0.05	0.69	1.31	(3.05)	0.97

Less distributions:
From net investment income	(0.01)	(0.08)	(0.11)	—	(0.15)	(0.20)
From net realized gains on investments	—	—	—	—	(0.35)	(1.38)

Total distributions	(0.01)	(0.08)	(0.11)	—	(0.50)	(1.58)

Net asset value, end of period	$9.95	$8.80	$8.83	$8.25	$6.94	$10.49

Total return (C)(D)	13.22%	0.50%	8.47%	18.88	%(G)	(28.88)%	8.85%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$40,042	$35,331	$35,031	$33,128	$26,206	$38,102
Expenses, before waiver and reimbursement (E)	1.11%	1.05%	1.13%	1.10	%(H)	1.02%	1.02%
Expenses, net waiver and reimbursement (E)	1.11%	1.05%	1.13%	1.10	%(H)	1.02%	1.02%
Net investment income (loss), before waiver and reimbursement (E)(F)	0.71%	0.48%	1.07%	0.82	%(H)	1.36%	2.09%
Net investment income (loss), net waiver and reimbursement (E)(F)	0.71%	0.48%	1.07%	0.82	%(H)	1.36%	2.09%
Portfolio turnover rate	32%	23%	31%	16%	26%	41%

(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect sales load.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

[83]

Timothy Plan Family of Funds

Financial Highlights

	Conservative Growth
	(Class C Shares)
	For the Year Ended September 30,					For the Period Ended September 30, 2009 (A)		For the Year Ended December 31,
	2012		2011		2010			2008	2007
Selected data based on a share outstanding throughout each period
Net asset value, beginning of period	$8.24		$8.32		$7.83	$6.61		$10.02	$10.68

Income (loss) from investment operations:
Net investment income (loss)	(0.01	)(B)	(0.02	)(B)	0.02	—	*	0.06	0.12
Net realized and unrealized gain (loss) on investments	1.04		0.00	*	0.57	1.22		(3.03)	0.72

Total from investment operations	1.03		(0.02)		0.59	1.22		(2.97)	0.84

Less Distributions:
From net investment income	—		(0.06)		(0.10)	—		(0.09)	(0.12)
From net realized gains on investments	—		—		—	—		(0.35)	(1.38)

Total distributions	—		(0.06)		(0.10)	—		(0.44)	(1.50)

Net asset value, end of period	$9.27		$8.24		$8.32	$7.83		$6.61	$10.02

Total return (C)(D)	12.50%		(0.25)%		7.57%	18.46	%(G)	(29.45)%	7.98%
Ratios/supplemental data:
Net assets, end of period (in 000’s)	$9,191		$7,963		$7,365	$7,500		$6,438	$7,164
Expenses, before waiver and reimbursement (E)	1.86%		1.80%		1.88%	1.85	%(H)	1.77%	1.77%
Expenses, net waiver and reimbursement (E)	1.86%		1.80%		1.88%	1.85	%(H)	1.77%	1.77%
Net investment income (loss), before waiver and reimbursement (E)(F)	(0.06)%		(0.27)%		0.29%	0.05	%(H)	0.72%	1.40%
Net investment income (loss), net waiver and reimbursement (E)(F)	(0.06)%		(0.27)%		0.29%	0.05	%(H)	0.72%	1.40%
Portfolio turnover rate	32%		23%		31%	16%		26%	41%

*	Amount is less than $0.005 per share.
(A)	The Fund elected to change its fiscal year end from December to September. The information presented is for January 1, 2009 through September 30, 2009.
(B)	Per share amounts calculated using average shares method, which more appropriately presents the per share data for the period.
(C)	Total return calculation does not reflect redemption fee.
(D)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends.
(E)	These ratios exclude the impact of expenses of the underlying security holdings as represented in the Schedule of Investments.
(F)	Recognition of net investment income (loss) by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies
in	which the Fund invests.
(G)	For periods of less than one full year, total return is not annualized.
(H)	Annualized.

The accompanying notes are an integral part of these financial statements.

[84]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

Note 1 | Significant Accounting Policies

The Timothy Plan (the “Trust”) is organized as a series of a Delaware business trust pursuant to a trust agreement dated December 16, 1993. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company. As of September 30, 2012, the Trust consisted of thirteen series. These financial statements include the following eleven series: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund (the “Funds”).

The Timothy Plan Aggressive Growth Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks without regard to market capitalizations and investing in the securities of a limited number of companies which the Fund’s Advisor believes show a high probability for superior growth.

The Timothy Plan International Fund’s investment objective is long-term growth of capital. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in the common stock and similar securities of foreign companies through the purchase of American Depositary Receipts (“ADRs”) without regard to market capitalization, investing its assets in the ADRs of companies which the Fund’s investment manager believes show a high probability for superior growth, and allocating investments across countries and regions considering the size of the market in each country and region relative to the size of the international market as a whole. Although the Fund maintains a diversified investment portfolio, the political or economic developments within a particular country or region may have an adverse effect on the ability of domiciled issuers to meet their obligations. Additionally, political or economic developments may have an effect on the liquidity and volatility of portfolio securities and currency holdings.

The Timothy Plan Large/Mid Cap Growth Fund’s investment objective is long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund seeks to achieve its investment objective by normally investing at least 80% of the Fund’s total assets in U.S. common stocks with market capitalizations in excess of $2 billion.

The Timothy Plan Small Cap Value Fund’s primary objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing at least 80% of its assets in U.S. common stocks whose market capitalization is generally less than $2 billion.

The Timothy Plan Large/Mid Cap Value Fund’s investment objective is long-term capital growth, with a secondary objective of current income. The Fund seeks to achieve its investment objective by primarily investing in U.S. common stocks. The Fund will invest at least 80% of its assets in the common stock of companies whose total market capitalization generally exceeds $2 billion.

The Timothy Plan Fixed Income Fund seeks to generate a high level of current income consistent with prudent investment risk. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally only purchase high quality securities.

The Timothy Plan High Yield Bond Fund’s investment objective is to generate a high level of current income. To achieve its investment objective, the Fund normally invests in a diversified portfolio of debt securities. These include corporate bonds, U.S. Government and agency securities, convertible securities and preferred securities. The Fund will generally purchase securities that are not investment-grade, meaning securities with a rating of “BBB” or lower as rated by Standard and Poor’s or a comparable rating by another nationally recognized rating agency. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.

Timothy Plan Notes to Financial Statements

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Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

The Timothy Plan Defensive Strategies Fund’s investment objective is the protection of principal through aggressive, proactive reactions to prevailing economic conditions. To achieve its investment objective, the Fund normally invests in Real Estate Investment Trusts (“REITs”), commodities based Exchange-Traded Funds (“ETFs”), and Treasury Inflation Protected Securities (“TIPS”).

The Timothy Israel Common Values Fund seeks to provide long-term growth of capital. This Fund seeks to achieve its investment objectives by normally investing at least 80% of the Fund’s total assets in the common stock of companies domiciled and/or headquartered in Israel through the purchase of American Depository Receipts (ADRs) and direct investments in such companies on foreign stock exchanges, without regard to market capitalizations.

The Timothy Plan Strategic Growth Fund seeks to generate medium to high levels of long-term capital growth. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 5-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 15-25% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 15-25% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 20-30% of its net assets in the Timothy Plan International Fund; approximately 5%-10% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5%-15% of its net assets in the Timothy Plan Defensive Strategies Fund; and approximately 5-10% of its net assets in the Timothy Plan Israel Common Values Fund.

The Timothy Plan Conservative Growth Fund seeks to generate moderate levels of long-term capital growth with a secondary objective of current income. The Fund seeks to achieve its investment objective by normally investing at least 75% of its net assets in the following Funds which are other series of the Trust: approximately 0-10% of its net assets in the Timothy Plan Small Cap Value Fund; approximately 10-20% of its net assets in the Timothy Plan Large/Mid Cap Value Fund; approximately 5-15% of its net assets in the Timothy Plan Large/Mid Cap Growth Fund; approximately 0-5% of its net assets in the Timothy Plan Aggressive Growth Fund; approximately 5-15% of its net assets in the Timothy Plan High Yield Bond Fund; approximately 5-15% of its net assets in the Timothy Plan International Fund; approximately 20%-40% of its net assets in the Timothy Plan Fixed Income Fund; approximately 10-30% of its net assets in the Timothy Plan Defensive Strategies Fund; and approximately 0-5% of its net assets in the Timothy Plan Israel Common Values Fund.

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”) for investment companies.

A.	SECURITY VALUATION AND FAIR VALUE MEASUREMENTS

All investments in securities are recorded at their estimated fair value as described in Note 2.

B.	INVESTMENT INCOME AND SECURITIES TRANSACTIONS

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Dividend income is recognized on the ex-dividend date. Interest income and expenses are recognized on an accrual basis. The Timothy Plan Aggressive Growth Fund, Large/Mid Cap Growth Fund, Large/Mid Cap Value Fund, Small Cap Value Fund, Israel Common Values Fund and Defensive Strategies Fund have made certain investments in REITs and Master Limited Partnerships (“MLPs”). Dividend income from REITs and MLPs is recognized on the ex-dividend date. It is common for distributions from REITs and MLPs to exceed taxable earnings and profits, resulting in the excess portion of such dividends being designated as a return of capital. Income or loss from the MLPs is reclassified upon receipt of the MLPs’ K-1. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country or region.

Timothy Plan Notes to Financial Statements

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Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

Investment securities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss from investments. Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

C.	NET ASSET VALUE PER SHARE

The Net Asset Value (“NAV”) per share of the capital stock of the Funds is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of its net assets by the number of Fund shares outstanding. The NAV is calculated separately for each class of the following Funds: Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund. The net asset value of the classes may differ because of different fees and expenses charged to each class.

D.	EXPENSES

Expenses incurred by the Trust that do not relate to a specific Fund of the Trust are allocated to the individual Funds based on each Fund’s relative net assets or another appropriate basis as determined by the Board of Trustees (the “Board”).

E.	CLASSES

There are two classes of shares currently offered by the Trust: Class A shares are offered with a front-end sales charge and ongoing service/distribution fees; Class C shares are offered with a contingent deferred sales charge (“CDSC”) that ends after the first year and ongoing service and distribution fees.

Class specific expenses are borne by each specific class. Income, expenses, and realized and unrealized gains/losses are allocated to the respective classes on the basis of relative daily net assets.

F.	USE OF ESTIMATES

In the preparation of financial statements in conformity with GAAP, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G.	FEDERAL INCOME TAXES

It is the policy of each Fund to continue to comply with all requirements under subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Each Fund also intends to distribute sufficient net investment income and net capital gains, if any, so that it will not be subject to excise tax on undistributed income or gains. Therefore, no federal income tax or excise provision is required.

As of September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statements of operations. During the year ended September 30, 2012, the Funds did not incur any interest or penalties. The Funds are not subject to examination by U.S. federal tax authorities for tax years before 2009 and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially within the next twelve months.

Timothy Plan Notes to Financial Statements

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Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

H.	DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date. The treatment for financial reporting purposes of distributions made to shareholders during the period from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or NAVs per share of the Funds. Reclassifications for the fiscal year ended September 30, 2012 are as follows:

Fund	Paid in Capital	Accumulated Undistributed Net Investment Income (Loss)	Accumulated Undistributed Net Realized Gain (Loss) on Investments
Aggressive Growth	$(57,002)	$56,207	$795

International	-	6,261	(6,261)

Large/Mid Cap Growth	(1,798)	291,183	(289,385)

Small Cap Value	(13,114)	-	13,114

Large/Mid Cap Value	-	(53,177)	53,177

Fixed Income	(186,818)	186,818	-

High Yield Bond	(51,714)	51,714	-

Israel Common Values	(16,073)	25,363	(9,290)

Defensive Strategies	(299,411)	1,776,781	(1,477,370)

Strategic Growth	(22,164)	(14,351)	36,515

Conservative Growth	-	(76,932)	76,932

Note 2 | Security Valuation and Fair Value Measurements

Fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. GAAP established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes.

Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk (the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique). Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The Trust utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

•Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

•Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Timothy Plan Notes to Financial Statements

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Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

•Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Each Fund generally determines the total value of each class of its shares by using market prices for the securities comprising its portfolio. Equity securities, including common stock, ADRs, REITs, MLPs, ETFs and warrants are generally valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. Securities that are traded on any stock exchange are generally valued by the pricing service at the last quoted sale price. Lacking a last sale price, an exchange traded security is generally valued by the pricing service at its last bid price. Securities traded in the NASDAQ over-the-counter market are generally valued by the pricing service at the NASDAQ Official Closing Price. When using the market quotations or close prices provided by the pricing service and when the market is considered active, the security will be classified as a Level 1 security. Sometimes, when the market is considered inactive, an equity security (such as some ADRs owned by the International Fund) owned by the Funds will be valued by the pricing service at an evaluated bid, with inputs such as the underlying securities price, the exchange rate for the currency and the ADR factor. When this happens, the security will generally be classified as a Level 2 security. When market quotations are not readily available, when the Advisor or Sub-Advisor determines that the market quotation or the price provided by the pricing service does not accurately reflect the current fair value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review by the Board. These securities will generally be categorized as Level 3 securities.

Investments in mutual funds, including money market mutual funds, are generally priced at the ending NAV provided by the service agent of the funds. These securities will be categorized as Level 1 securities.

Fixed income securities such as corporate bonds, restricted corporate bonds, asset-backed securities, mortgage-backed securities, U.S. government securities, U.S. government agency securities and treasury inflation protected securities, when valued using market quotations in an active market, will be categorized as Level 1 securities. However, they may be valued on the basis of prices furnished by a pricing service when the Advisor or Sub-Advisor believes such prices more accurately reflect the fair value of such securities. A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices. These securities will generally be categorized as Level 2 securities. If the Advisor or Sub-Advisor decides that a price provided by the pricing service does not accurately reflect the fair value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Advisor or Sub-Advisor, in conformity with guidelines adopted by and subject to review of the Board. These securities will be categorized as Level 3 securities.

Short-term investments in fixed income securities (those with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity) are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value. These securities will be classified as Level 2 securities.

The Board has delegated to the Advisor and/or Sub-Advisors responsibility for determining the value of Fund portfolio securities under certain circumstances. Under such circumstances, the Advisor or Sub-Advisor will use its best efforts to arrive at the fair value of a security held by the Fund under all reasonably ascertainable facts and circumstances. The Advisor must prepare a report for the Board not less than quarterly containing a complete listing of any securities for which fair value pricing was employed and detailing the specific reasons for such fair value pricing. The Board has adopted written policies and procedures to guide the Advisor and Sub-Advisors with respect to the circumstances under which, and the methods to be used, in fair valuing securities.

Timothy Plan Notes to Financial Statements

[89]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

The following is a summary of the inputs used to value each Fund’s assets as of September 30, 2012:

Aggressive Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$15,653,973	$-	$-	$15,653,973
REITs	351,725	-	-	351,725
Money Market Fund	177,764	-	-	177,764
Total	$16,183,462	$-	$-	$16,183,462

International Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$29,742,450	$-	$-	$29,742,450
Money Market Fund	1,360,914	-	-	1,360,914
Total	$31,103,364	$-	$-	$31,103,364

Large/Mid Cap Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$42,554,400	$-	$-	$42,554,400
REITs	867,727	-	-	867,727
Money Market Fund	2,458,455	-	-	2,458,455
Total	$45,880,582	$-	$-	$45,880,582

Small Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$47,344,227	$-	$-	$47,344,227
REITs	4,651,907	-	-	$4,651,907
Money Market Fund	470,879	-	-	470,879
Total	$52,467,013	$-	$-	$52,467,013

Large/Mid Cap Value Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$97,390,448	$-	$-	$97,390,448
Master Limited Partnerships	2,303,324	-	-	2,303,324
REITs	7,222,046	-	-	7,222,046
Money Market Fund	4,426,994	-	-	4,426,994
Total	$111,342,812	$-	$-	$111,342,812

Fixed Income Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$28,075,322	$-	$28,075,322
U.S. Government Notes & Bonds	-	22,739,022	-	22,739,022
Government Mortgage-Backed Securities	-	24,722,908	-	24,722,908
Treasury Inflation Protected Securities	-	3,594,887	-	3,594,887
Money Market Fund	3,930,701	-	-	3,930,701
Total	$3,930,701	$79,132,139	$-	$83,062,840

Timothy Plan Notes to Financial Statements

[90]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

High Yield Bond Fund

Assets	Level 1	Level 2	Level 3	Total
Corporate Bonds	$-	$33,303,604	$-	$33,303,604
Money Market Fund	1,248,011	-	-	1,248,011
Total	$1,248,011	$33,303,604	$-	$34,551,615

Israel Common Values Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$7,684,517	$-	$-	$7,684,517
Investment Companies	253,755	-	-	253,755
Warrants	166	-	-	166
Money Market Fund	157,639	-	-	157,639
Total	$8,096,077	$-	$-	$8,096,077

Defensive Strategies Fund

Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$22,879,531	$-	$-	$22,879,531
REITs	10,577,810	-	-	10,577,810
Exchange Traded Funds	12,228,366	-	-	12,228,366
Government Mortgage-Backed Securities	-	1,794,017	-	1,794,017
Treasury Inflation Protected Securities (TIPS)	-	18,945,832	-	18,945,832
Money Market Fund	4,813,736	-	-	4,813,736
Total	$50,499,443	$20,739,849	$-	$71,239,292

Strategic Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$37,966,219	$-	$-	$37,966,219
Money Market Fund	1,159,978	-	-	1,159,978
Total	$39,126,197	$-	$-	$39,126,197

Conservative Growth Fund

Assets	Level 1	Level 2	Level 3	Total
Mutual Funds	$48,641,306	$-	$-	$48,641,306
Money Market Fund	646,115	-	-	646,115
Total	$49,287,421	$-	$-	$49,287,421

Refer to the Schedules of Investments for industry classifications.

The Funds did not hold any assets at any time during the reporting period in which significant unobservable inputs were used in determining fair value; therefore, no reconciliation of Level 3 securities is included for this reporting period. The Funds did not hold any derivative instruments during the reporting period. During the year ended September 30, 2012, there were no transfers into and out of Level 1 and Level 2. The Funds’ policy is to recognize transfers at the end of the reporting period.

Timothy Plan Notes to Financial Statements

[91]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

Note 3 | Purchases and Sales of Securities

The following is a summary of the cost of purchases and proceeds from the sale of securities, other than short-term investments, for the fiscal year ended September 30, 2012:

	Purchases		Sales
Fund	U.S. Gov’t Obligations	Other	U.S. Gov’t Obligations	Other
Aggressive Growth	$-	$22,341,439	$-	$23,436,498
International	-	9,649,214	-	11,730,336
Large/Mid Cap Growth	-	49,959,372	-	49,606,115
Small Cap Value	-	31,792,881	-	36,380,561
Large/Mid Cap Value	-	10,308,849	-	7,048,547
Fixed Income	15,643,377	16,753,880	7,553,581	5,680,834
High Yield Bond	-	15,490,443	-	6,766,875
Defensive Strategies	13,707,623	145,810,270	10,729,735	142,694,982
Strategic Growth	-	12,915,015	-	16,946,213
Conservative Growth	-	18,069,214	-	15,382,179
Israel Common Values	-	10,272,499	-	2,421,248
Note 4 | Investment Management Fee and Other Transactions with Affiliates

Timothy Partners, Ltd., (“TPL”) is the investment advisor for the Funds pursuant to an investment advisory agreement (the “Agreement”) that was renewed by the Board on February 24, 2012. TPL supervises the investment of the assets of each Fund in accordance with the objectives, policies and restrictions of the Trust. Under the terms of the Agreement, as amended, TPL receives a fee, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Timothy Plan International Fund and Timothy Plan Israel Common Values Fund; 0.85% of the average daily net assets of the Timothy Plan Aggressive Growth, the Timothy Plan Small Cap Value, the Timothy Plan Large/Mid Cap Growth, and the Timothy Plan Large/Mid Cap Value Funds; 0.60% of the average daily net assets of the Timothy Plan Fixed Income, the Timothy Plan High Yield Bond, and the Timothy Plan Defensive Strategies Funds; and 0.65% of the average daily net assets of the Timothy Plan Conservative Growth and the Timothy Plan Strategic Growth Funds. TPL has voluntarily agreed to reduce the fee it receives from the Timothy Plan Fixed Income Fund to 0.45%. Such voluntary fee reductions/reimbursements may be authorized by TPL at any time, but such action shall not obligate TPL to waive any fees in the near future. Such voluntary fee reductions/reimbursements are not subject to future recoupment. An officer and trustee of the Funds is also an officer and owner of the Advisor.

For the fiscal year ended September 30, 2012, TPL waived and reimbursed the Fund as follows:

Fund	Fiscal Year Ended September 30, 2012
Fixed Income	$112,642

Gemini Fund Services, LLC (“GFS”) provides administrative, fund accounting, and transfer agency services to the Funds pursuant to agreements with the Trust, for which it receives from each Fund: (i) basis points in decreasing amounts as assets reach certain breakpoints; and (ii) any related out-of-pocket expenses. Fees are billed monthly as follows:

Fund Accounting and Fund Administration Fees:

Fund Complex Base annual fee:

25 basis points (0.25%) on the first $200 million of net assets

15 basis points (0.15%) on the next $200 million of net assets;

8 basis points (0.08%) on the next $600 million of net assets; and

6 basis points (0.06%) on net assets greater than $1 billion.

Timothy Plan Notes to Financial Statements

[92]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

Transfer agency fees for the Funds are combined with the Fund Accounting and Fund Administration fees under the Trust’s agreement with GFS. Therefore, there is no separate base annual fee per Fund or share class.

An officer of the Trust is also an employee of GFS, and is not paid any fees directly by the Trust for serving in such capacity.

The Timothy Plan Aggressive Growth, Timothy Plan International, Timothy Plan Large/Mid Cap Growth, Timothy Plan Small Cap Value, Timothy Plan Large/Mid Cap Value, Timothy Plan Fixed Income, Timothy Plan High Yield Bond, Timothy Plan Defensive Strategies, and Timothy Plan Israel Common Values Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Under the Class A Plan, the Funds will pay TPL a fee at an annual rate of 0.25%, payable monthly, of the average daily net assets attributable to such class of shares. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 1.00%, payable monthly, of which, 0.25% may be a service fee and 0.75% may be payable to outside broker/dealers, of the average daily net assets attributable to such class of shares.

The Timothy Plan Conservative Growth and Timothy Plan Strategic Growth Funds have adopted shareholder services plans (the “Plans”) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The Plans provide that the Funds will pay TPL or others for expenses that relate to the promotion or distribution of shares. Class A shares of the Funds do not impose a service fee. Under the Class C Plan, the Funds will pay TPL a fee at an annual rate of 0.75%, payable monthly to outside broker/dealers, of the average daily net assets attributable to such class of shares.

For the fiscal year ended September 30, 2012, the Funds paid TPL under the terms of the Plans as follows:

Fund	12b-1 Fees
Fiscal Year Ended September 30, 2012
Aggressive Growth	$55,877
International	88,714
Large/Mid Cap Growth	130,760
Small Cap Value	162,142
Large/Mid Cap Value	334,949
Fixed Income	252,530
High Yield Bond	84,846
Israel Common Values	19,508
Defensive Strategies	309,188
Strategic Growth	52,009
Conservative Growth	66,728

Timothy Plan Notes to Financial Statements

[93]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

TPL also serves as the principal underwriter of the Funds’ shares. An officer and trustee of the Funds is also an officer of the principal underwriter. For the fiscal year ended September 30, 2012, TPL received sales charges deducted from the proceeds of sales of Class A capital shares and CDSC fees deducted from the redemption of C capital shares as follows:

Fund	Sales Charges (Class A)	CDSC Fees (Class C)
Aggressive Growth	$3,563	$1,037
International	5,570	230
Large/Mid Cap Growth	12,216	1,256
Small Cap Value	9,146	603
Large/Mid Cap Value	22,605	1,304
Fixed Income	36,920	764
High Yield Bond	10,368	271
Israel Common Values	2,400	47
Defensive Strategies	34,172	3,565
Strategic Growth	9,810	961
Conservative Growth	21,180	1,775

Note 5 | Control Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates the presumption of control of the Fund under Section 2(a) 9 of the Investment Company Act of 1940. At September 30, 2012 there were no shareholders with ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund.

Certain Timothy Plan Funds own shares of other Timothy Plan Funds. U.S. Bank, N.A., custodian of the Timothy Plan Funds, holds these shares in omnibus accounts, some of which are controlled by National Financial Services, Inc. The following shows the percentage of each Timothy Plan Fund that is held by U.S. Bank, N.A., as custodian of the Timothy Funds. These accounts can be considered affiliated to the Timothy Plan.

Fund - Class A	% of Fund Owned by Other Timothy Plan Funds
Aggressive Growth	39.58%
International	46.44%
Large/Mid Cap Growth	47.94%
Small Cap Value	17.74%
Large/Mid Cap Value	22.02%
Fixed Income	34.71%
High Yield Bond	44.97%
Israel Common Values	86.65%
Defensive Strategies	49.40%

Timothy Plan Notes to Financial Statements

[94]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

Note 6 | Distributions to Shareholders

The tax character of distributions paid during the fiscal year ended September 30, 2012 and the fiscal year ended September 30, 2011 were as follows:

	Aggressive Growth	International *	Large/Mid Cap Growth	Small Cap Value
Year ended September 30, 2012
Ordinary Income	$-	$1,113,188	$-	$-
Short-term Capital Gains	-	-	-	-
Long-term Capital Gains	-	-	1,810,584	-
Return of Capital	-	-	-	-

	$-	$1,113,188	$1,810,584	$-

Year ended September 30, 2011
Ordinary Income	$-	$298,149	$-	$-
Short-term Capital Gains	-	-	-	-
Long-term Capital Gains	-	-	-	-
Return of Capital	-	-	-	-

	$-	$298,149	$-	$-

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values
Year ended September 30, 2012
Ordinary Income	$192,686	$1,507,322	$1,738,714	$-
Short-term Capital Gains	-	-	-	-
Long-term Capital Gains	-	-	-	-
Return of Capital	-	186,818	51,714	-

	$192,686	$1,694,140	$1,790,428	$-

Year ended September 30, 2011
Ordinary Income	$276,108	$1,813,005	$1,486,556
Short-term Capital Gains	-	-	-
Long-term Capital Gains	-	-	-
Return of Capital	-	-	-

	$276,108	$1,813,005	$1,486,556

	Defensive Strategies	Strategic Growth	Conservative Growth
Year ended September 30, 2012
Ordinary Income	$199,461	$-	$49,894
Short-term Capital Gains	1,018,858	-	-
Long-term Capital Gains	3,161,636	-	-
Return of Capital	227,139	-	-

	$4,607,094	$-	$49,894

Year ended September 30, 2011
Ordinary Income	$-	$41,359	$393,428
Short-term Capital Gains	145,797	-	-
Long-term Capital Gains	-	-	-
Return of Capital	-	-	-

	$145,797	$41,359	$393,428

*	The difference between ordinary distributions paid from book and ordinary distributions paid from tax relates to $71,631 and $78,668 of allowable foreign tax credits from fiscal years ended September 30, 2012 and September 30, 2011, respectively, which have been passed through to the Fund’s underlying shareholders.

Timothy Plan Notes to Financial Statements

[95]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

As of September 30, 2012, the components of distributable earnings on a tax basis were as follows:

	Aggressive Growth	International	Large/Mid Cap Growth	Small Cap Value
Undistributed Ordinary Income	$-	$172,441	$1,244,970	$62,933
Long-Term Capital Gains	-	-	1,288,687	-
Capital Loss Carry Forward	(831,852)	(15,647,658)	-	(2,502,791)
Post October and Other Losses	(243,524)	(631,604)	-	-
Unrealized Appreciation (Depreciation)	1,379,531	2,715,750	2,944,421	5,581,720

	$304,155	$(13,391,071)	$5,478,078	$3,141,862

	Large/Mid Cap Value	Fixed Income	High Yield Bond	Israel Common Values
Undistributed Ordinary Income	$322,463	$-	$-	$-
Long-Term Capital Gains	-	-	-	-
Capital Loss Carry Forward	(11,547,534)	(324,491)	(1,603,836)	-
Post October and Other Losses	-	-	-	(54,920)
Unrealized Appreciation (Depreciation)	23,106,193	5,037,686	1,233,019	62,041

	$11,881,122	$4,713,195	$(370,817)	$7,121

	Defensive Strategies	Strategic Growth	Conservative Growth
Undistributed Ordinary Income	$-	$182,207	$266,215
Long-Term Capital Gains	-	-	-
Capital Loss Carry Forward	-	(8,037,659)	(3,397,636)
Post October and Other Losses	-	-	-
Unrealized Appreciation (Depreciation)	6,185,568	(61,844)	2,669,089

	$6,185,568	$(7,917,296)	$(462,332)

Note 7 | Capital Loss Carryforwards

At September 30, 2012, the following capital loss carryforwards are available to offset future capital gains.

	Capital Loss Carry Forward		Year Expiring
Fund	Short-Term	Long-Term
Aggressive Growth Fund	$831,852	$-	2017
International Fund	$498,385	$-	2015
	$4,243,183	$-	2016
	$8,833,573	$-	2017
	$592,985	$-	2018
	$844,129	$-	2019
	$630,789	$4,614	Non-Expiring
Small Cap Value Fund	$2,502,791	$-	2017
Large/Mid Cap Value Fund	$106,188	$-	2016
	$11,441,346	$-	2017
Fixed Income Fund	$324,491	$-	2017
High Yield Bond Fund	$1,603,836	$-	2017
Strategic Growth Fund	$844,160	$-	2016
	$2,564,555	$-	2017
	$125,171	$-	2018
	$3,833,489	$-	2019
	$-	$670,284	Non-Expiring
Conservative Growth Fund	$3,397,636	$-	2019

Timothy Plan Notes to Financial Statements

[96]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

To the extent these loss carryforwards are used to offset future capital gains, it is probable that the amount, which is offset, will not be distributed to shareholders.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such late year losses as follows:

Fund	Late Year Losses
Aggressive Growth	$243,524

Israel Common Values	46,996

The Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Funds. In general, the provisions of the Act will be effective for the Funds fiscal year ending September 30, 2012. Although the Act provides several benefits, including unlimited carryover on future capital losses, there may be greater likelihood that all or a portion of the Funds pre-enactment capital loss carryovers may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryovers.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The following Funds incurred and elected to defer such capital losses as follows:

Fund	Capital Losses
International	$631,604

Israel Common Values	7,924

Note 8 | New Accounting Pronouncements

In December 2011, the FASB issued ASU No. 2011-11 related to disclosures about offsetting assets and liabilities. The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. The guidance requires retrospective application for all comparative periods presented. Management is currently evaluating the impact this amendment may have on the Funds’ financial statements.

Note 9 | Subsequent Events

The Funds are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has determined that there were no subsequent events to report through the issuance of these financial statements.

Timothy Plan Notes to Financial Statements

[97]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

Board Annual Approval/Renewals of Advisory and Sub-Advisory Agreements (Unaudited)

Timothy Partners, Ltd; Investment Advisor to all Funds.

The continuance of the Investment Advisory Agreement (the “IA Agreement”) on behalf of each series of the Trust between the Trust and Timothy Partners, Ltd. (“TPL”) was last approved by the Board of Trustees (“the Board”), including a majority of the Trustees who are not interested persons of the Trust or any person who is a party to the Agreement, at an in-person meeting held on February 24, 2012. The Trust’s Board considered the factors described below prior to approving the Agreement. The Trustees, including the Independent Trustees, noted the Advisor’s experience in incorporating and implementing the unique, biblically-based management style that is a stated objective as set forth in the Funds’ prospectus.

To further assist the Board in making its determination as to whether the IA Agreement should be renewed, the Board requested and received the following information: a description of TPL’s business and any personnel changes, a description of the compensation received by TPL from the Funds, information relating to the Advisor’s policies and procedures regarding best execution, trade allocation, soft dollars, code of ethics and insider trading, and a description of any material legal proceedings or securities enforcement proceedings regarding TPL or its personnel. In addition, the Board requested and received financial statements of TPL for its fiscal year ended December 31, 2011. The Board also received a report from TPL relating to the fees charged by TPL, both as an aggregate and in relation to fees charged by other advisors to similar funds. The materials prepared by TPL were provided to the Board in advance of the meeting. The Board considered the fees charged by TPL in light of the services provided to the Funds by TPL, the unique nature of the Funds and their moral screening requirements, which are maintained by TPL, and TPL’s role as a manager of managers. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by TPL were fair and reasonable in light of the services provided to the Funds. The Board also discussed the nature, extent and quality of TPL’s services to the Funds. In particular, the Board noted with approval TPL’s commitment to maintaining certain targeted expense ratios for the Funds, its efforts in providing comprehensive and consistent moral screens to the investment managers, its efforts in maintaining appropriate oversight of the investment managers to each Fund, and its efforts to maintain ongoing regulatory compliance for the Funds. The Board also discussed TPL’s current fee structure and whether such structure would allow the Funds to realize economies of scale as they grow. The Board next considered the investment performance of each Fund and the Advisor’s performance in monitoring the investment managers of the underlying funds. The Board generally approved of each Fund’s performance, noting that the Funds invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that the investment managers of each Fund did not succumb to “style drift” in their management of each Fund’s assets, and that each Fund was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval the Advisor’s ongoing efforts to maintain such consistent investment discipline. The Board also noted with approval that the Advisor’s business was devoted exclusively to serving the Funds, and that the Advisor did not realize any ancillary benefits or profits deriving from its relationship with the Funds. The Board further noted with approval the Advisor’s past activities on monitoring the performance of the underlying Funds’ various investment managers and the promptness and efficiency with which problems were brought to the Board’s attention and responsible remedies offered and executed. After careful discussion and consideration, the Board, including the separate concurrence of the independent Trustees, unanimously cast an affirmative vote, and determined that the renewal of the IA Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the IA Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the IA Agreement renewal.

Barrow, Hanley, Mewhinney & Strauss; Sub-Advisor for the Fixed Income, High Yield Bond, and Defensive Strategies TIPS sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Barrow, Hanley, Mewhinney & Strauss (“BHM&S”), on behalf of the Timothy Plan Fixed Income, High Yield Bond and Defensive Strategies TIPS sleeve Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2012. The Board considered the following factors in arriving at its conclusions to renew the BHM&S Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by

Timothy Plan Notes to Financial Statements

[98]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

BHM&S in light of the services provided by BHM&S. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by BHM&S and paid out of the fees received by TPL were fair and reasonable in light of the services provided by BHM&S. In reaching that determination, the Board relied on reports describing the fees paid to BHM&S and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of BHM&S’s services to each Fund, including the investment performance of the Funds under BHM&S’s investment management. The Board generally approved of BHM&S’s performance, noting that the Funds managed by BHM&S invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that BHM&S did not succumb to “style drift” in its management of each Fund’s assets, and that BHM&S was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval BHM&S’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether BHM&S’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the BHM&S Sub-Advisory Agreement because BHM&S was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the BHM&S Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the BHM&S Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the BHM&S Sub-Advisory Agreement renewal.

Westwood Management Corporation; Sub-Advisor to the Large/Mid Cap Value and the Small Cap Value Funds.

The Sub-Advisory Agreement between the Trust, TPL and Westwood Management Corporation (“Westwood”), on behalf of the Timothy Plan Small Cap Value and Large/Mid Cap Value Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2012. The Board considered the following factors in arriving at its conclusions to renew the Westwood Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Westwood in light of the services provided by Westwood. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Westwood and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Westwood. In reaching that determination, the Board relied on reports describing the fees paid to Westwood and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Westwood’s services to each Fund, including the investment performance of the Funds under Westwood’s investment management. The Board generally approved of Westwood’s performance, noting that the Funds managed by Westwood invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Westwood did not succumb to “style drift” in its management of each Fund’s assets, and that Westwood was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Westwood’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Westwood’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Westwood Sub-Advisory Agreement because Westwood was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Westwood Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Westwood Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Westwood Sub-Advisory Agreement renewal.

Chartwell Investment Partners; Sub-Advisor to the Aggressive Growth and Large/Mid Cap Growth Funds.

The Sub-Advisory Agreement between the Trust, TPL and Chartwell Investment Partners (“Chartwell”), on behalf of the Timothy Plan Aggressive Growth and Large/Mid Cap Growth Funds, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2012. The Board considered the following factors in arriving at its conclusions to renew the Chartwell Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Chartwell in light of

Timothy Plan Notes to Financial Statements

[99]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

the services provided by Chartwell. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Chartwell and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Chartwell. In reaching that determination, the Board relied on reports describing the fees paid to Chartwell and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Chartwell’s services to each Fund, including the investment performance of the Funds under Chartwell’s investment management. The Board generally approved of Chartwell’s performance, noting that the Funds managed by Chartwell invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Chartwell did not succumb to “style drift” in its management of each Fund’s assets, and that Chartwell was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Chartwell’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Chartwell’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Chartwell Sub-Advisory Agreement because Chartwell was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Chartwell Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Chartwell Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Chartwell Sub-Advisory Agreement renewal.

Eagle Global Advisors; Sub-Advisor to the International Fund and Israel Common Values Fund.

The Sub-Advisory Agreement between the Trust, TPL and Eagle Global Advisors (“Eagle”), on behalf of the Timothy Plan International Fund and Israel Common Values Fund, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2012. The Board considered the following factors in arriving at its conclusions to renew the Eagle Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Eagle in light of the services provided by Eagle. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Eagle and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Eagle. In reaching that determination, the Board relied on reports describing the fees paid to Eagle and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Eagle’s services to the Funds, including the investment performance of the Funds under Eagle’s investment management. The Board generally approved of Eagle’s performance, noting that the Funds managed by Eagle invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Eagle did not succumb to “style drift” in its management of the Funds’ assets, and that Eagle was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Eagle’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Eagle’s current fee structure would allow the Funds to realize economies of scale as they grow. The Board decided that this particular factor was moot with respect to the Eagle Sub-Advisory Agreement because Eagle was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Eagle Sub-Advisory Agreement for another one-year period would be in the best interests of the Funds’ shareholders. In approving the renewal of the Eagle Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Eagle Sub-Advisory Agreement renewal.

Delaware Management Company; Sub-Advisor to the Defensive Strategies Fund REITs sleeve.

The Sub-Advisory Agreement between the Trust, TPL and Delaware Management Company (“Delaware”), on behalf of the Timothy Plan Defensive Strategies Fund REITs sleeve, was last renewed by the Board at a meeting held for that purpose, among others, on February 24, 2012. The Board considered the following factors in arriving at its conclusions to renew the Delaware Sub-Advisory Agreement for an additional year. First, the Board considered the fees charged by Delaware in light of the services

Timothy Plan Notes to Financial Statements

[100]

Notes to Financial Statements

September 30, 2012

Timothy Plan Family of Funds

provided by Delaware. After full and careful consideration, the Board, with the independent trustees separately concurring, agreed that the fees charged by Delaware and paid out of the fees received by TPL were fair and reasonable in light of the services provided by Delaware. In reaching that determination, the Board relied on reports describing the fees paid to Delaware and comparing those fees against fees paid to other investment advisors operating under similar circumstances. Next, the Board discussed the nature, extent and quality of Delaware’s services to the Fund, including the investment performance of the Fund under Delaware’s investment management. The Board generally approved of Delaware’s performance, noting that the Fund managed by Delaware invested in a manner that did not rely exclusively on investment performance. Further, the Board noted with approval that Delaware did not succumb to “style drift” in its management of the Fund’s assets, and that Delaware was committed to maintain its investment mandate, even if that meant under performance during periods when that style was out of favor. The Board noted with approval Delaware’s ongoing efforts to maintain such consistent investment discipline. Next, the Board considered whether Delaware’s current fee structure would allow the Fund to realize economies of scale as it grows. The Board decided that this particular factor was moot with respect to the Delaware Sub-Advisory Agreement because Delaware was paid out of the fees paid to TPL. After careful discussion and consideration, the Board, including the independent Trustees separately concurring, unanimously determined that the renewal of the Delaware Sub-Advisory Agreement for another one-year period would be in the best interests of the Fund’s shareholders. In approving the renewal of the Delaware Sub-Advisory Agreement for an additional one year period, the Board did not place specific emphasis on any one factor discussed above, but considered all factors in equal light. Further, the Board had available and availed itself of the assistance of legal counsel at all times during its consideration of the Delaware Sub-Advisory Agreement renewal.

Timothy Plan Notes to Financial Statements

[101]

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

The Timothy Plan

We have audited the accompanying statements of assets and liabilities, of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund (the “Funds”), eleven of the series constituting The Timothy Plan, including the schedules of investments, as of September 30, 2012, and the related statements of operations for the year or period then ended, the statements of changes in net assets for each of the years or periods then ended, and the financial highlights for each of the years or periods indicated. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where the reply from the broker was not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Timothy Plan Aggressive Growth Fund, Timothy Plan International Fund, Timothy Plan Large/Mid Cap Growth Fund, Timothy Plan Small Cap Value Fund, Timothy Plan Large/Mid Cap Value Fund, Timothy Plan Fixed Income Fund, Timothy Plan High Yield Bond Fund, Timothy Plan Defensive Strategies Fund, Timothy Plan Israel Common Values Fund, Timothy Plan Strategic Growth Fund and Timothy Plan Conservative Growth Fund as of September 30, 2012, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Cleveland, Ohio

November 29, 2012

[102]

Expense Examples – (UNAUDITED)

September 30, 2012

As a shareholder of a Fund, you incur two types of costs: direct costs, such as wire fees and low balance fees; and indirect costs, including management fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as “ongoing costs”, (in dollars) of investing in each Fund, and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of April 1, 2012, through September 30, 2012.

Actual Expenses

The first line of the following tables provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the tables provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would be higher.

AGGRESSIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$974.00	$10.22
Hypothetical - Class A **	$1,000.00	$1,014.65	$10.43
Actual - Class C *	$1,000.00	$969.80	$13.89
Hypothetical - Class C **	$1,000.00	$1,010.90	$14.18

*	Expenses are equal to the Fund’s annualized expense ratio of 2.07% for Class A and 2.82% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Aggressive Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (2.60)% for Class A and (3.02)% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

INTERNATIONAL FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$989.20	$9.05
Hypothetical - Class A **	$1,000.00	$1,015.90	$9.17
Actual - Class C *	$1,000.00	$984.80	$12.75
Hypothetical - Class C **	$1,000.00	$1,012.15	$12.93

*	Expenses are equal to the Fund’s annualized expense ratio of 1.82% for Class A and 2.57% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The International Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (1.08)% for Class A and (1.52)% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

[103]

Expense Examples – (UNAUDITED) (Continued)

September 30, 2012

LARGE/MID CAP GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$993.20	$8.42
Hypothetical - Class A **	$1,000.00	$1,016.55	$8.52
Actual - Class C *	$1,000.00	$1,011.90	$12.27
Hypothetical - Class C **	$1,000.00	$1,012.80	$12.28

*	Expenses are equal to the Fund’s annualized expense ratio of 1.69% for Class A and 2.44% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Large/Mid Cap Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.68)% for Class A and (1.19)% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

SMALL CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$1,018.00	$8.02
Hypothetical - Class A **	$1,000.00	$1,017.05	$8.02
Actual - Class C *	$1,000.00	$1,013.60	$11.78
Hypothetical - Class C **	$1,000.00	$1,013.30	$11.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.59% for Class A and 2.34% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Small Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.80% for Class A and 1.36% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

LARGE/MID CAP VALUE FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$1,010.90	$7.44
Hypothetical - Class A **	$1,000.00	$1,017.60	$7.47
Actual - Class C *	$1,000.00	$1,006.90	$11.19
Hypothetical - Class C **	$1,000.00	$1,013.85	$11.23

*	Expenses are equal to the Fund’s annualized expense ratio of 1.48% for Class A and 2.23% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Large/Mid Cap Value Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 1.09% for Class A and 0.69% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

[104]

Expense Examples – (UNAUDITED) (Continued)

September 30, 2012

FIXED INCOME FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$1,029.00	$5.88
Hypothetical - Class A **	$1,000.00	$1,019.20	$5.86
Actual - Class C *	$1,000.00	$1,024.30	$9.67
Hypothetical - Class C **	$1,000.00	$1,015.45	$9.62

*	Expenses are equal to the Fund’s annualized expense ratio of 1.16% for Class A and 1.91% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Fixed Income Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.90 for Class A and 2.43% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

HIGH YIELD BOND FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$1,049.10	$7.12
Hypothetical - Class A **	$1,000.00	$1,018.05	$7.01
Actual - Class C *	$1,000.00	$1,046.10	$10.95
Hypothetical - Class C **	$1,000.00	$1,014.30	$10.78

*	Expenses are equal to the Fund’s annualized expense ratio of 1.39% for Class A and 2.14% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The High Yield Bond Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 4.91% for Class A and 4.61% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

DEFENSIVE STRATEGIES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$1,021.10	$6.77
Hypothetical - Class A **	$1,000.00	$1,018.30	$6.76
Actual - Class C *	$1,000.00	$1,017.10	$10.54
Hypothetical - Class C **	$1,000.00	$1,014.55	$10.53

*	Expenses are equal to the Fund’s annualized expense ratio of 1.34% for Class A and 2.09% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Defensive Strategies Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 2.11% for Class A and 1.71% for Class C for the period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

[105]

Expense Examples – (UNAUDITED) (Continued)

September 30, 2012

STRATEGIC GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$997.30	$5.74
Hypothetical - Class A **	$1,000.00	$1,019.25	$5.81
Actual - Class C *	$1,000.00	$994.20	$9.47
Hypothetical - Class C **	$1,000.00	$1,015.50	$9.57

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% for Class A and 1.90% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Strategic Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (0.27)% for Class A and (0.58)% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

CONSERVATIVE GROWTH FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$1,007.10	$5.57
Hypothetical - Class A **	$1,000.00	$1,019.45	$5.60
Actual - Class C *	$1,000.00	$1,004.30	$9.32
Hypothetical - Class C **	$1,000.00	$1,015.70	$9.37

*	Expenses are equal to the Fund’s annualized expense ratio of 1.11% for Class A and 1.86% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Conservative Growth Fund’s ending account value on the first line of each share class in the table is based on its actual total return of 0.71% for Class A and 0.43% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

ISRAEL COMMON VALUES FUND

	Beginning Account Value	Ending Account Value	Expenses Paid During Period
	4/1/2012	9/30/2012	4/1/2012 through 9/30/2012
Actual - Class A *	$1,000.00	$935.70	$11.05
Hypothetical - Class A **	$1,000.00	$1,012.08	$11.49
Actual - Class C *	$1,000.00	$931.70	$14.43
Hypothetical - Class C **	$1,000.00	$1,008.55	$15.01

*	Expenses are equal to the Fund’s annualized expense ratio of 2.43% for Class A and 3.18% for Class C, which is net of any expenses paid indirectly, multiplied by the average account value over the period, multiplied by 183 days/366 days (to reflect the partial year period). The Israel Common Values Fund’s ending account value on the first line of each share class in the table is based on its actual total return of (6.43)% for Class A and (6.83)% for Class C for the six-month period of April 1, 2012, to September 30, 2012.
**	Assumes a 5% return before expenses.

[106]

Officers and Trustees of the Trust

As of September 30, 2012 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Arthur D. Ally* 1055 Maitland Center Commons Maitland, FL Born: 1942	Chairman and President	Indefinite; Trustee and President since 1994	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President and controlling shareholder of Covenant Funds, Inc. (“CFI”), a holding company. President and general partner of Timothy Partners, Ltd. (“TPL”), the investment advisor and principal underwriter to each Fund. CFI is also the managing general partner of TPL.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Kenneth Blackwell 1055 Maitland Center Commons Maitland, FL Born: 1948	Trustee	Indefinite; Trustee since 2011	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Secretary of State for the State of Ohio. Currently serving as an independent consultant or Fellow with the Family Research Council and the American Civil Rights Union, and is a Visiting Professor at Liberty University, Lynchburg, VA.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Joseph E. Boatwright** 1055 Maitland Center Commons Maitland, FL Born: 1930	Trustee, Secretary	Indefinite; Trustee and Secretary since 1995	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Retired Minister. Currently serves as a consultant to the Greater Orlando Baptist Association. Served as Senior Pastor to Aloma Baptist Church from 1970-1996.		None

*	Mr. Ally is an “interested” Trustee, as that term is defined in the 1940 Act, because of his positions with and financial interests in CFI and TPL.
**	Messrs. Boatwright and Staver are “interested” Trustees, as that term is defined in the 1940 Act, because each has a limited partnership intereset in TPL.

[107]

Officers and Trustees of the Trust (Continued)

As of September 30, 2012 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Richard W. Copeland 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Principal of Copeland & Covert, Attorneys at Law; specializing in tax and estate planning. B.A. from Mississippi College, JD from University of Florida and LLM Taxation from University of Miami. Associate Professor Stetson University for past 35 years.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Deborah Honeycutt 1055 Maitland Center Commons Maitland, FL Born: 1947	Trustee	Indefinite; Trustee since 2010	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Dr. Honeycutt is a licensed physician currently serving as Medical Director of Clayton State University Health Services in Morrow, GA, CEO of Minority Health Services in Atlanta, and as a volunteer at Good Shepherd Clinic. Dr. Honeycutt received her B.A. and M.D. at the University of Illinois.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Bill Johnson 1055 Maitland Center Commons Maitland, FL Born: 1946	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President (and Founder) of American Decency Association, Freemont, MI since 1999. Previously served as Michigan State Director for American Family Association (1987-1999). Previously a public school teacher for 18 years. B.S. from Michigan State University and a Masters of Religious Education from Grand Rapids Baptist Seminary.		None

[108]

Officers and Trustees of the Trust (Continued)

As of September 30, 2012 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
John C. Mulder 1055 Maitland Center Commons Maitland, FL Born: 1950	Trustee	Indefinite; Trustee since 2005	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President of WaterStone (formerly the Christian Community Foundation and National Foundation) since 2001. Prior: 22 years of executive experience for a group of banks and a trust company. B.A. in Economics from Wheaton College and MBA from University of Chicago.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Charles E. Nelson 1055 Maitland Center Commons Maitland, FL Born: 1934	Trustee	Indefinite; Trustee since 2000	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Certified Public Accountant, semi-retired. Former non-profit industry accounting officer. Former financial executive with commercial bank. Former partner national accounting firm.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Scott Preissler, Ph.D. 1055 Maitland Center Commons Maitland, FL Born: 1960	Trustee	Indefinite; Trustee since 2004	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Chairman of Stewardship Studies at Southwestern Baptist Theological Seminary, Ft. Worth, TX. Also serves as Founder and Chairman of the International Center for Biblical Stewardship. Previously, President and CEO of Christian Stewardship Association where he was affiliated for 14 years.		None

[109]

Officers and Trustees of the Trust (Continued)

As of September 30, 2012 (Unaudited)

Timothy Plan Family of Funds

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Alan M. Ross 1055 Maitland Center Commons Maitland, FL Born: 1951	Trustee, Vice Chairman	Indefinite; Trustee since 2004	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Founder and CEO of Corporate Development Institute which he founded in 2000. Previously he served as President and CEO of Fellowship of Companies for Christ and has authored three books: Beyond World Class, Unconditional Excellence, Breaking Through to Prosperity.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Mathew D. Staver** 1055 Maitland Center Commons Maitland , FL Born: 1956	Trustee	Indefinite; Trustee since 2000	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	Attorney specializing in free speech, appellate practice and religious liberty constitutional law. Founder of Liberty Counsel, a religious civil liberties education and legal defense organization. Host of two radio programs devoted to religious freedom issues. Editor of a monthly newsletter devoted to religious liberty topics. Mr. Staver has argued before the United States Supreme Court and has published numerous legal articles.		None

Name, Age and Address	Position(s) Held With Trust	Term of Office and Length of Time Served	Number of Portfolios in Fund Complex Overseen by Trustee
Patrice Tsague 1055 Maitland Center Commons Maitland, FL Born: 1973	Trustee	Indefinite; Trustee since 2011	13
	Principal Occupation During Past 5 Years		Other Directorships Held by Trustee
	President and Chief Servant Officer of the Nehemiah Project International Ministries Inc. since 1999.		None

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-846-7526.

[110]

Timothy Plan Family of Funds

Privacy Policy

The following is a description of the Trust’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of a Fund through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS

The Fund collects the following nonpublic personal information about you:

1.    Information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.    Information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOS ES

The Fund does not disclose any nonpublic personal information about its current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Fund’s custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY

The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Customer Identification Program

The Board of Trustees of the Trust has approved procedures designed to prevent and detect attempts to launder money as required under the USA PATRIOT Act. The day-to-day responsibility for monitoring and reporting any such activities has been delegated to the transfer agent, subject to the oversight and supervision of the Board.

Disclosures

HOW TO OBTAIN PROXY VOTING INFORMATION

Information regarding how the Funds voted proxies relating to Fund securities during the period ended June 30 as well as a description of the policies and procedures that the Funds use to determine how to vote proxies is available without charge, upon request, by calling 1-800-732-0330 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

HOW TO OBTAIN 1ST AND 3RD FISCAL QUARTER PORTFOLIO HOLDINGS

Each Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-732-0330.

[111]

BOARD OF TRUSTEES

Arthur D. Ally

Kenneth Blackwell

Joseph E. Boatwright

Rick Copeland

Deborah Honeycutt

Bill Johnson

John C. Mulder

Charles E. Nelson

Scott Preissler

Alan Ross

Mathew D. Staver

Patrice Tsague

OFFICERS

Arthur D. Ally, President

Joseph E. Boatwright, Secretary

INVESTMENT ADVISOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

DISTRIBUTOR

Timothy Partners, Ltd.

1055 Maitland Center Commons

Maitland, FL 32751

TRANSFER AGENT

Gemini Fund Services, LLC

4020 South 147th Street, Suite 2

Omaha, NE 68137

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Cohen Fund Audit Services, Ltd.

1350 Euclid Ave., Suite 800

Cleveland, OH 44115

LEGAL COUNSEL

David Jones & Assoc., P.C.

422 Fleming St.

Key West, FL 33040

For additional information or a prospectus, please call: 1-800-846-7526

Visit the Timothy Plan web site on the internet at: www.timothyplan.com

This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors in the Funds unless preceded or accompanied by an effective Prospectus which includes details regarding the Funds’ objectives, policies, expenses and other information. Distributed by Timothy Partners, Ltd.

HEADQUARTERS

The Timothy Plan

1055 Maitland Center Commons

Maitland, Florida 32751

(800) 846-7526

www.timothyplan.com

invest@timothyplan.com

SHAREHOLDER SERVICES

Gemini Fund Services, LLC

4020 South 147th St, Ste. 2

Omaha, NE 68137

(800) 662-0201

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)	Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) Posting: We do not intend to post the Code of Ethics for the Officers or any amendments or waivers on a website.

(f) Availability: The Code of Ethics for the Officers can be obtained, free of charge by calling the toll free number for the appropriate Fund.

Item 3. Audit Committee Financial Expert.

(a) The registrant has an Audit committee currently composed of three independent Trustees, Mr. Wesley Pennington, Mr. John Mulder and Mr. Charles Nelson. The registrant’s board of trustees has determined that Mr. Charles Nelson is qualified to serve as an Audit Committee Financial Expert, and has designated him as such.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

The Timothy Plan
FY 2012	$142,700
FY 2011	$125,700

(b)	Audit-Related Fees

The Timothy Plan	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

Nature of the fees:

(c)	Tax Fees

The Timothy Plan
FY 2012	$0
FY 2011	$0

Nature of the preparation of the 1120 RIC fees:

(d)	All Other Fees

The Timothy Plan	Registrant
FY 2012	$0
FY 2011	$0

(e)	(1) Audit Committee’s Pre-Approval Policies

The Audit Committee Charter requires the Audit Committee to be responsible for the selection, retention or termination of auditors and, in connection therewith, to (i) evaluate the proposed fees and other compensation, if any, to be paid to the auditors, (ii) evaluate the independence of the auditors, (iii) pre-approve all audit services and, when appropriate, any non-audit services provided by the independent auditors to the Trust, (iv) pre-approve, when appropriate, any non-audit services provided by the independent auditors to the Trust’s investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust if the engagement relates directly to the operations and financial reporting of the Trust, and (v) receive the auditors’ specific representations as to their independence;

(2) Percentages of Services Approved by the Audit Committee

Registrant
Audit-Related Fees:	0%
Tax Fees:	0%
All Other Fees:	0%

(f) During audit of registrant’s financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant’s engagement were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

	Registrant	Adviser
FY 2012	$0	$0
FY 2011	$0	$0

(h) Not applicable. The auditor performed no services for the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the registrant’s disclosure controls and procedures as of November 19, 2010, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code is filed herewith

(a)(2)

Certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes- Oxley Act of 2002 and required by Rule 30a-2 under the Investment Company Act of 1940 are filed herewith.

(a)(3)	Not Applicable

(b)	Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Timothy Plan

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date 12/6/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Arthur D. Ally
Arthur D. Ally, President

Date 12/6/12